PROFUNDS

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2013, as supplemented January 23, 2014

7501 WISCONSIN AVENUE, SUITE 1000

BETHESDA, MARYLAND 20814

(888) 776-3637 RETAIL SHAREHOLDERS ONLY

(888) 776-5717 INSTITUTIONS AND FINANCIAL PROFESSIONALS ONLY

This Statement of Additional Information (“SAI”) describes the “Classic ProFunds VP,” “Ultra ProFunds VP,” “Inverse ProFunds VP,” “Sector ProFunds VP,” “Non-Equity ProFunds VP” and ProFund VP Money Market, as follows (each, a “ProFund VP” and collectively, the “ProFunds VP”):

CLASSIC PROFUNDS VP	INVERSE PROFUNDS VP (Cont’d)
Bull	Short International
Mid-Cap	UltraShort Dow 30
Small-Cap	UltraShort NASDAQ-100
Dow 30
NASDAQ-100	SECTOR PROFUNDS VP
Large-Cap Value	Banks
Large-Cap Growth	Basic Materials
Mid-Cap Value	Biotechnology
Mid-Cap Growth	Consumer Goods
Small-Cap Value	Consumer Services
Small-Cap Growth	Financials
Asia 30	Health Care
Europe 30	Industrials
Japan	Internet
International	Oil & Gas
Emerging Markets	Pharmaceuticals
Precious Metals
ULTRA PROFUNDS VP	Real Estate
UltraBull	Semiconductor
UltraMid-Cap	Technology
UltraSmall-Cap	Telecommunications
UltraNASDAQ-100	Utilities

INVERSE PROFUNDS VP	NON-EQUITY PROFUNDS VP
Bear	U.S. Government Plus
Short Mid-Cap	Rising Rates Opportunity
Short Small-Cap	Falling U.S. Dollar
Short Dow 30
Short NASDAQ-100	PROFUND VP MONEY MARKET
Short Emerging Markets

This SAI should be read in conjunction with the offering documents of the separate account or insurance contract through which you invest in the ProFunds VP. This SAI may include information pertaining to certain portfolios that are not available through the separate account or insurance contract that you have chosen. Please refer to your variable life insurance or variable annuity prospectus or offering documents to determine which portfolios are available to you and read and retain these documents for future reference.

The ProFunds VP may be used by professional money managers and investors as part of an asset-allocation or market-timing investment strategy or to create specified investment exposure to a particular segment of the securities market or to attempt to hedge an existing investment portfolio. Each ProFund VP (except the Classic ProFunds VP, Sector ProFunds VP, ProFund VP Falling U.S. Dollar and ProFund VP Money Market) seeks daily investment results that, before fees and expenses, correspond to the inverse (-1x), a multiple (i.e., 1.25x or 2x), or an inverse multiple (i.e., -1.25x or -2x) of the daily performance of a benchmark. Each of the Classic ProFunds VP, the Sector ProFunds VP, the ProFund VP Falling U.S.

Dollar, and ProFund VP Money Market seeks to achieve its investment objective both daily and over longer periods. The ProFunds VP may be used independently or in combination with each other as part of an overall investment strategy. None of the ProFunds VP alone constitutes a balanced investment plan. Additional ProFunds VP may be created from time to time.

Shares of the ProFunds VP are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”).

Investment in the ProFunds VP involves special risks, some of which are not traditionally associated with mutual funds. Investors should carefully review and evaluate these risks in considering an investment in the ProFunds VP to determine whether an investment in a particular ProFund VP is appropriate. The ProFunds VP are not intended for investors whose principal objective is current income or preservation of capital. Because of the risks inherent in any investment, there can be no assurance that a ProFund VP’s investment objective will be achieved.

This SAI is not a prospectus. It should be read in conjunction with the Prospectus dated May 1, 2013 relating to the ProFunds VP (the “Prospectus”), which incorporates this SAI by reference. The financial statements and notes thereto are included in the annual report of the ProFunds VP for the fiscal year ended December 31, 2012 which has been filed with the U.S. Securities and Exchange Commission (the “Commission” or the “SEC”) and is incorporated by reference into this SAI. A copy of the Prospectus and a copy of the annual report to shareholders for the ProFunds VP are available, without charge, upon request to the address above or by telephone at the numbers above, or at the ProFunds’ website at ProFunds.com.

STATEMENT OF ADDITIONAL INFORMATION

GENERAL INFORMATION ABOUT PROFUNDS VP

ProFunds (the “Trust”) is an open-end management investment company organized as a Delaware statutory trust on April 17, 1997. The Trust is composed of multiple separate series (each a “ProFund VP” and collectively, the “ProFunds VP”). Fifty series are discussed herein, each of which is offered to insurance company separate accounts, and other series may be added in the future. All of the ProFunds VP, except for ProFund VP Money Market, ProFund VP Real Estate, ProFund VP Utilities, ProFund VP Europe 30, ProFund VP Consumer Services, ProFund VP Industrials, ProFund VP Small-Cap Growth, ProFund VP Small-Cap Value, ProFund VP Mid-Cap Growth, ProFund VP Mid-Cap Value, ProFund VP Large Cap-Growth and ProFund VP Large-Cap Value are classified as non-diversified. Portfolio management is provided to ProFunds VP by the Advisor, a Maryland limited liability company with offices at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814. The investments made and the results achieved by a ProFund VP at any given time are not expected to be the same as those of other mutual funds for which ProFund Advisors acts as investment advisor, including mutual funds with names, investment objectives and policies similar to those of the ProFunds VP.

Reference is made to the Prospectus for a discussion of the investment objectives and policies of the ProFunds VP. Set forth below is further information relating to the ProFunds VP, which supplements and should be read in conjunction with the Prospectus. “Shareholders” as used in this SAI refers generally to the participating insurance companies and their separate accounts and to the qualified pension or retirement plans that invest in a ProFund VP, but can also refer to owners of variable contracts funded by such separate accounts, or to participants in such plans, depending on context.

The investment restrictions of the ProFunds VP specifically identified as “fundamental” policies may not be changed without the affirmative vote of at least a majority of the outstanding voting securities of that ProFund VP, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The investment objectives and all other investment policies of the ProFunds VP not specified as fundamental (including the benchmarks of the ProFunds VP) may be changed by the Board (the “Board” or the “Board of Trustees” or “Trustees”) without the approval of shareholders.

It is the policy of the non-money market ProFunds VP to pursue their investment objectives of correlating with their benchmarks regardless of market conditions, to attempt to remain nearly fully invested and to not take defensive positions.

The investment techniques and strategies of the ProFunds VP discussed below may be used by a ProFund VP if, in the opinion of the Advisor, the techniques or strategies will be advantageous to the ProFund VP. A ProFund VP may reduce or eliminate its use of any of these techniques or strategies without changing the ProFunds VP’s fundamental policies. There is no assurance that any of the techniques or strategies listed below, or any of the other methods of investment available to a ProFund VP will achieve the ProFund VP’s objectives. Also, there can be no assurance that any ProFund VP will grow to, or maintain, an economically viable size, and management may determine to liquidate the ProFund VP at a time which may not be an opportune time for shareholders.

The terms “favorable market conditions” and “adverse market conditions,” as used in this SAI, are fund-specific. Market conditions should be considered favorable to a ProFund VP when such conditions make it more likely that the value of an investment in that ProFund VP will increase. Market conditions should be considered adverse to a ProFund VP when such conditions make it more likely that the value of an investment in that ProFund VP will decrease. For example, market conditions that cause the level of the S&P 500 to rise are considered “favorable” to ProFund VP Bull and are considered “adverse” to ProFund VP Bear.

INVESTMENT POLICIES AND TECHNIQUES AND RELATED RISKS

A non-money market ProFund VP may consider changing its benchmark at any time, including if, for example: the current benchmark becomes unavailable, the Board believes that the current benchmark no longer serves the investment needs of a majority of shareholders or that another benchmark may better serve their needs, or the financial or economic environment makes it difficult for such ProFund VP’s investment results to correspond sufficiently to its current benchmark. If believed appropriate, a ProFund VP may specify a benchmark for itself that is “leveraged” or proprietary. There can be no assurance that a ProFund VP will achieve its investment objective. As noted in the Prospectus, the component companies of the benchmarks for ProFund VP Asia 30 and ProFund VP Europe 30 are set forth in Appendix A and B, respectively, to the SAI.

Fundamental securities analysis is not generally used by the Advisor in seeking to correlate a ProFund VP’s investment returns with its benchmark. Rather, the Advisor primarily uses a mathematical approach to determine the investments a non-money market ProFund VP makes and techniques it employs. While the Advisor attempts to maximize correlation of each non-money market ProFund VP’s investment returns to its benchmark, certain factors tend to cause a ProFund VP’s investment results to vary from a perfect correlation to its benchmark. See “Special Considerations” below for additional details.

For purposes of this SAI, the word “invest” refers both to a ProFund VP’s directly investing and indirectly investing in securities or other instruments. Similarly, when used in this SAI, the word “investment” refers both to a ProFund VP’s direct investments and indirect investments in securities and other instruments. For example, the ProFunds VP typically invest indirectly in securities or instruments by using financial instruments with economic exposure similar to those of the underlying securities or instruments.

Additional information concerning the ProFunds VP and the securities and financial instruments in which they may invest and investment techniques in which they may engage is set forth below.

NAME POLICIES

Certain ProFunds VP subject to the SEC “names rule” (Rule 35d-1 under the Investment Company Act of 1940, as amended (the “1940 Act”)) have adopted non-fundamental investment policies obligating them to commit, under normal market conditions, at least 80% of their assets exposed to the types of securities suggested by their name and/or investments with similar economic characteristics. Such direct or inverse exposure may be obtained through direct investments/short positions in the securities and/or through investments with similar economic characteristics. For purposes of each such investment policy, “assets” includes a ProFund VP’s net assets, as well as amounts borrowed for investment purposes, if any. In addition, for purposes of such investment policy, “assets” includes not only the amount of a ProFund VP’s net assets attributable to investments providing direct investment exposure to the type of investments suggested by its name (e.g., the value of stocks, or the value of derivative instruments such as futures, options or options on futures), but also cash and cash equivalents that are segregated on the ProFund VP’s books and records or being used for collateral, as required by applicable regulatory guidance, or otherwise available to cover such investment exposure. The Board of Trustees has adopted a policy to provide investors with at least 60 days’ notice prior to changes in a ProFund VP’s name policy.

Additional information concerning the ProFunds VP and the securities and financial instruments in which they may invest and investment techniques in which they may engage is set forth below.

EQUITY SECURITIES

Each ProFund VP (other than the Non-Equity ProFunds VP) may invest in equity securities. The market price of securities owned by a ProFund VP may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. A security’s value may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The value of a security may also decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services. Equity securities generally have greater price volatility than fixed-income securities, and the ProFunds VP are particularly sensitive to these market risks. The Inverse ProFunds VP respond differently to these factors than other ProFunds VP positively correlated to their indexes.

FOREIGN SECURITIES

Each ProFund VP (other than ProFund VP U.S. Government Plus and ProFund VP Rising Rates Opportunity) may invest in foreign issuers, securities traded principally in securities markets outside the United States, U.S. traded securities of foreign issuers and/or securities denominated in foreign currencies (together, “foreign securities”). Also, each such ProFund VP may seek exposure to foreign securities by investing in Depositary Receipts (discussed below). Foreign securities may involve special risks due to foreign economic, political and legal developments, including unfavorable changes in currency exchange rates, exchange control regulation (including currency blockage), expropriation or nationalization of assets, confiscatory taxation, taxation of income earned in foreign nations, withholding of portions of interest and dividends in certain countries and the possible difficulty of obtaining and enforcing judgments against foreign entities. Default in foreign government securities, political or social instability or diplomatic developments could affect investments in foreign securities. In addition, in many countries there is less publicly available information about issuers than is available in reports about issuers in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may differ from those applicable to U.S. companies. The growing interconnectivity of global economies and financial markets has increased the possibilities that conditions in any one country or region could have an adverse impact on issuers of securities in a different country or region.

In addition, the securities of some foreign governments, companies and markets are less liquid, and may be more volatile, than comparable securities of domestic governments, companies and markets. Some foreign investments may be subject to brokerage commissions and fees that are higher than those applicable to U.S. investments. A ProFund VP also may be affected by different settlement practices or delayed settlements in some foreign markets. Furthermore, some foreign jurisdictions regulate and limit U.S. investments in the securities of certain issuers.

A ProFund VP’s investments in foreign investments that are related to developing (or “emerging market”) countries may be particularly volatile due to the aforementioned factors.

A ProFund VP may value its financial instruments based upon foreign securities by using market prices of domestically traded financial instruments with comparable foreign securities market exposure.

Exposure to Securities or Issuers in Specific Foreign Countries or Regions

Some ProFunds VP focus their investments in particular foreign geographical regions or countries. In addition to the risks of investing in foreign securities discussed above, the investments of such ProFunds VP may be exposed to special risks that are specific to the country or region in which the investments are focused. Furthermore, ProFunds VP with such a focus may be subject to additional risks associated with events in nearby countries or regions or those of a country’s principal trading partners. Additionally, some ProFunds VP have an investment focus in a foreign country or region that is an emerging market and, therefore, are subject to heightened risks relative to ProFunds VP that focus their investments in more developed countries or regions.

Exposure to Foreign Currencies

Each ProFund VP (other than ProFund VP U.S. Government Plus, ProFund VP Rising Rates Opportunity and ProFund VP Money Market) may invest directly in foreign currencies or hold financial instruments that provide exposure to foreign currencies, in particular “hard currencies,” or may invest in securities that trade in, or receive revenues in, foreign currencies. “Hard currencies” are currencies in which investors have confidence and are typically currencies of economically and politically stable industrialized nations. To the extent that a ProFund VP invests in such currencies, that ProFund VP will be subject to the risk that those currencies will decline in value relative to the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time. ProFund VP assets that are denominated in foreign currencies may be devalued against the U.S. dollar, resulting in a loss. Additionally, recent issues associated with the euro may have adverse effects on non-U.S. investments generally and on currency markets. A U.S. dollar investment in Depositary Receipts or ordinary shares of foreign issuers traded on U.S. exchanges may be affected differently by currency fluctuations than would an investment made in a foreign currency on a foreign exchange in shares of the same issuer. Foreign currencies are also subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government control.

DEPOSITARY RECEIPTS

Each non-money market ProFund VP may invest in depositary receipts. Depositary receipts are receipts, typically issued by a financial institution, which evidence ownership of underlying securities issued by a non-U.S. issuer. Types of depositary receipts include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and New York Shares (“NYSs”).

ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs are an alternative to purchasing the underlying securities in their national markets and currencies. For many foreign securities, U.S. dollar-denominated ADRs, which are traded in the United States on exchanges or over-the-counter (“OTC”), are issued by domestic banks. In general, there is a large, liquid market in the United States for many ADRs. Investments in ADRs have certain advantages over direct investment in the underlying foreign securities because: (i) ADRs are U.S. dollar-denominated investments that are easily transferable and for which market quotations are readily available and (ii) issuers whose securities are represented by ADRs are generally subject to auditing, accounting and financial reporting standards similar to those applied to domestic issuers. ADRs do not eliminate all risk inherent in investing in the securities of foreign issuers. By investing in ADRs rather than directly in the stock of foreign issuers outside the U.S., however, the Funds may avoid certain risks related to investing in foreign securities on non-U.S. markets.

GDRs are receipts for shares in a foreign-based corporation traded in capital markets around the world. While ADRs permit foreign corporations to offer shares to American citizens, GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world. NYSs (or “direct shares”) are foreign stocks denominated in U.S. dollars and traded on American exchanges without being converted into ADRs. These stocks come from countries that do not restrict the trading of their stocks on other nations’ exchanges. Each non-money market ProFund VP may also invest in ordinary shares of foreign issuers traded directly on U.S. exchanges.

The Funds may invest in both sponsored and unsponsored depositary receipts. Certain depositary receipts, typically those designated as “unsponsored,” require the holders thereof to bear most of the costs of such facilities, while issuers of “sponsored” facilities normally pay more of the costs thereof. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders with respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through the voting rights.

Unsponsored ADR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuers may not be as current for unsponsored ADRs, and the price of unsponsored depositary receipts may be more volatile than if such instruments were sponsored by the issuer and/or there may be no correlation between available information and the market value.

REAL ESTATE INVESTMENT TRUSTS

Each non-money market ProFund VP (other than ProFund VP U.S. Government Plus and ProFund VP Rising Rates Opportunity) may invest in real estate investment trusts (“REITs”). Equity REITs invest primarily in real property while mortgage REITs invest in construction, development and long-term mortgage loans. Their value may be affected by changes in the value of the underlying property of the REIT, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. REITs are dependent upon management skill, are not diversified and are subject to heavy cash flow dependency, default by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”) and failing to maintain exempt status under the 1940 Act.

FUTURES CONTRACTS AND RELATED OPTIONS

Each non-money market ProFund VP may purchase or sell futures contracts and options thereon as a substitute for a comparable market position in the underlying securities or to satisfy regulatory requirements. A physical-settlement futures contract generally obligates the seller to deliver (and the purchaser to take delivery of) a specified asset on the expiration date of the contract. A cash-settled futures contract obligates the seller to deliver (and the purchaser to accept) an amount of cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between the final settlement price of a specific futures contract and the price at which the agreement is made. No physical delivery of the underlying asset is made.

Each ProFund VP generally engages in closing or offsetting transactions before final settlement of a futures contract, wherein a second identical futures contract is sold to offset a long position (or bought to offset a short position). In such cases, the obligation is to deliver (or take delivery of) cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between price of the offsetting transaction and the price at which the original contract was entered into. If the original position entered into is a long position (futures contract purchased) there will be a gain (loss) if the offsetting sell transaction is carried out at a higher (lower) price, inclusive of commissions. If the original position entered into is a short position (futures contract sold) there will be a gain (loss) if the offsetting buy transaction is carried out at a lower (higher) price, inclusive of commissions.

When a ProFund VP purchases a put or call option on a futures contract, the ProFund VP pays a premium for the right to sell or purchase the underlying futures contract for a specified price upon exercise at any time during the option period. By writing (selling) a put or call option on a futures contract, a ProFund VP receives a premium in return for granting to the purchaser of the option the right to sell to or buy from the ProFund VP the underlying futures contract for a specified price upon exercise at any time during the option period.

Whether a ProFund VP realizes a gain or loss from futures activities depends generally upon movements in the underlying currency, commodity, security or index. The extent of the ProFund VP’s loss from an unhedged short position in futures contracts or from writing options on futures contracts is potentially unlimited. The ProFunds VP may engage in related closing transactions with respect to options on futures contracts. Each ProFund VP will engage in transactions in futures contracts and related options that are traded on a U.S. exchange or board of trade or that have been approved for sale in the U.S. by the Commodity Futures Trading Commission (“CFTC”).

Upon entering into a futures contract, each ProFund VP will be required to deposit with the broker an amount of cash or cash equivalents in the range of approximately 5% to 7% of the contract amount for equity index futures and in the range of approximately 1% to 3% of the contract amount for treasury futures (these amounts are subject to change by the exchange on which the contract is traded). This amount, known as “initial margin,” is in the nature of a performance bond or good faith deposit on the contract and is returned to the ProFund VP upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” At any time prior to expiration of a futures contract, a ProFund VP may elect to close its position by taking an opposite position, which will operate to terminate the ProFund VP’s existing position in the contract.

When a ProFund VP purchases or sells a futures contract, or buys or sells an option thereon, the ProFund VP “covers” its position. To cover its position (marked-to-market on a daily basis), a ProFund VP may enter into an offsetting position, earmark or segregate with its custodian bank or on the official books and records of the ProFunds VP cash or liquid instruments (marked-to-market on a daily basis) that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise cover its position. When required by law, a ProFund VP will segregate liquid assets in an amount equal to the value of the ProFund VP’s total assets committed to the consummation of such futures contracts. Obligations under futures contracts so covered will not be considered senior securities for purposes of a ProFund VP’s investment restriction concerning senior securities.

For example, a ProFund VP may cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract, or, if the strike price of the put is less than the price of the futures contract, the ProFund VP will earmark/segregate cash or liquid instruments equal in value to the difference between the strike price of the put and the price of the future. A ProFund VP may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments whose prices are expected to move relatively consistently, inversely to the futures contract. A ProFund VP may cover its short position in a futures contract by purchasing a call option on the same futures contract with a strike price (i.e., an exercise price) as low or lower than the price of the futures contract, or, if the strike price of the call is greater than the price of the futures contract, the ProFund VP will earmark/segregate cash or liquid instruments equal in value to the difference between the strike price of the call and the price of the future. A ProFund VP may also cover its short position in a futures contract by taking a long position in the instruments underlying the futures contract, or by taking positions in instruments whose prices are expected to move relatively consistently with a long position in the futures contract. A ProFund VP may cover long or short positions (marked-to-market on a daily basis) in futures by earmarking or segregating with its custodian bank or on the official books and records of the ProFunds VP cash or liquid instruments (marked-to-market on a daily basis) that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise cover its position.

A ProFund VP may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option or, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the ProFund VP will earmark/segregate liquid instruments equal in value to the difference between the strike price of the call and the price of the future. A ProFund VP may also cover its sale of a call option by taking positions in instruments whose prices are expected to move relatively consistently with the call option. A ProFund VP may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the ProFund VP will segregate cash or liquid instruments equal in value to the difference between the strike price of the put and the price of the future. A ProFund VP may also cover its sale of a put option by taking positions in instruments whose prices are expected to move relatively consistently to the put option.

The primary risks associated with the use of futures contracts are imperfect correlation between movements in the price of the futures and the market value of the underlying assets, and the possibility of an illiquid market for a futures contract. Although each ProFund VP intends to sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a ProFund VP to substantial losses. If trading is not possible, or if a ProFund VP determines not to close a futures position in anticipation of adverse price movements, the ProFund VP will be required to make daily cash payments of variation margin. The risk that the ProFund VP will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market. Although the counterparty to a futures contract is often a clearing organization, backed by a group of financial institutions, there may be instances in which the counterparty could fail to perform its obligations, causing significant losses to a Fund.

In connection with its management of certain series of the Trust (VP UltraShort Dow 30 and VP UltraShort NASDAQ-100 (the “Commodity Pools”)), the Advisor has registered as a commodity pool operator (a “CPO”) and the Commodity Pools are commodity pools under the Commodity Exchange Act (the “CEA”). On December 5, 2012, the Advisor also registered as a commodity trading advisor (a “CTA”) under the CEA as a result of its role as subadvisor to funds outside the Trust. Accordingly, the Advisor is subject to registration and regulation as a CPO and CTA under the CEA, and must comply with various regulatory requirements under the CEA and the rules and regulations of the CFTC and the National Futures Association (“NFA”), including investor protection requirements, antifraud provisions, disclosure requirements and reporting and recordkeeping requirements. The Advisor is also subject to periodic inspections and audits by the CFTC and NFA. Compliance with these regulatory requirements could adversely affect the Commodity Pools’ total return. In this regard, any further amendment to the CEA or its related regulations that subject the Advisor or the Commodity Pools to additional regulation may have adverse impacts on the Commodity Pools’ operations and expenses.

FORWARD CONTRACTS

The ProFunds VP may enter into forward contracts to attempt to gain exposure to a benchmark or asset without actually purchasing such asset, or to hedge a position. Forward contracts are two-party contracts pursuant to which one party agrees to pay the counterparty a fixed price for an agreed-upon amount of an underlying asset or the cash value of the underlying asset, at an agreed-upon date. When required by law, a ProFund VP will segregate liquid assets in an amount equal to the value of the ProFund VP’s total assets committed to the consummation of such forward contracts. Obligations under forward contracts so covered will not be considered senior securities for purposes of a ProFund VP’s investment restriction concerning senior securities. Forward contracts with terms greater than seven days may be considered to be illiquid for purposes of a ProFund VP’s illiquid investment limitations. A ProFund VP will not enter into a forward contract unless the Advisor believes that the other party to the transaction is creditworthy. A ProFund VP bears the risk of loss of the amount expected to be received under a forward contract in the event of the default or bankruptcy of a counterparty. If such a default occurs, a ProFund VP will have contractual remedies pursuant to the forward contract, but such remedies may be subject to bankruptcy and insolvency laws, which could affect the ProFund VP’s rights as a creditor.

INDEX OPTIONS

Each non-money market ProFund VP may purchase and write options on stock indexes to create investment exposure consistent with its investment objectives, to hedge or limit the exposure of their positions, or to create synthetic money market positions. See “Taxation” herein.

An index fluctuates with changes in the market values of the assets included in the index. Options on stock indexes give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the level at which the exercise price of the option is set. The amount of cash received, if any, will be the difference between the closing price level of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer (seller) of the option is obligated, in return for the premiums received from the purchaser of the option, to make delivery of this amount to the purchaser. All settlements of index options transactions are in cash.

Index options are subject to substantial risks. The primary risks include the risk of imperfect correlation between the option price and the value of the underlying assets composing the index selected, the possibility of an illiquid market for the option or the inability of counterparties to perform. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular asset, whether a ProFund VP will realize a gain or loss from the purchase or writing (sale) of options on an index depends upon movements in the level of prices for specific underlying assets generally or, in the case of certain indexes, in an industry or market segment. A ProFund VP will not enter into an option position that exposes the ProFund VP to an obligation to another party, unless the ProFund VP (i) owns an offsetting position in the underlying securities or other options and/or (ii) earmarks or segregates with the ProFund VP’s custodian bank cash or liquid instruments that, when added to the premiums deposited with respect to the option, are equal to the market value of the underlying assets not otherwise covered.

Each non-money market ProFund VP may engage in transactions in stock index options listed on national securities exchanges or traded in the OTC market as an investment vehicle for the purpose of realizing the ProFund VP’s investment objective. The exercising holder of an index option receives, instead of the asset, cash equal to the difference between the closing level of the index and the exercise price of the option.

Some stock options are based on a broad market index such as the Standard & Poor’s (“S&P”) 500 Index, the New York Stock Exchange (“NYSE”) Composite Index, or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index. Options currently are traded on the Chicago Board Options Exchange, the NYSE Amex Options and other exchanges (collectively, “Exchanges”). Purchased OTC options and the cover for written OTC options will be subject to the respective ProFund VP’s 15% limitation on investment in illiquid securities. See “Illiquid Securities” below. When required by law, a ProFund VP will segregate liquid assets in an amount equal to the value of the ProFund VP’s total assets committed to the consummation of such options. Obligations under options so covered will not be considered senior securities for purposes of a ProFund VP’s investment restriction concerning senior securities.

Each of the Exchanges has established limitations governing the maximum number of call or put options on the same index which may be bought or written (sold) by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different Exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, option positions of all investment companies advised by the same investment adviser are combined for purposes of these limits. Pursuant to these limitations, an Exchange may order the liquidation of positions and may impose other sanctions or restrictions. These position limits may restrict the number of listed options that a ProFund VP may buy or sell; however, the Advisor intends to comply with all limitations.

OPTIONS

Each non-money market ProFund VP may buy and write (sell) options for the purpose of realizing its investment objective. By buying a call option, a ProFund VP has the right, in return for a premium paid during the term of the option, to buy the asset underlying the option at the exercise price. By writing a call option on asset, a ProFund VP becomes obligated during the term of the option to sell the asset underlying the option at the exercise price if the option is exercised. By buying a put option, a ProFund VP has the right, in return for a premium paid during the term of the option, to sell the asset underlying the option at the exercise price. By writing a put option, a ProFund VP becomes obligated during the term of the option to purchase the asset underlying the option at the exercise price if the option is exercised. During the term of the option, the writer may be assigned an exercise notice by the broker-dealer through whom the option was sold. The exercise notice would require the writer to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying asset against payment of the exercise price. This obligation terminates upon expiration of the option, or at such earlier time that the writer effects a closing purchase transaction by purchasing an option covering the same underlying asset and having the same exercise price and expiration date as the one previously sold. Once an option has been exercised, the writer may not execute a closing purchase transaction. To secure the obligation to deliver the underlying asset in the case of a call option, the writer of a call option is required to deposit in escrow the underlying asset or other assets in accordance with the rules of the Options Clearing Corporation (the “OCC”), an institution created to interpose itself between buyers and sellers of options. The OCC assumes the other side of every purchase and sale transaction on an exchange and, by doing so, gives its guarantee to the transaction. When writing call options on an asset, a ProFund VP may cover its position by owning the underlying asset on which the option is written. Alternatively, the ProFund VP may cover its position by owning a call option on the underlying asset, on a share-for-share basis, which is deliverable under the option contract at a price no higher than the exercise price of the call option written by the ProFund VP or, if higher, by owning such call option and depositing and segregating cash or liquid instruments equal in value to the difference between the two exercise prices. In addition, a ProFund VP may cover its position by segregating cash or liquid instruments equal in value to the exercise price of the call option written by the ProFund VP. When a ProFund VP writes a put option, the ProFund VP will segregate with its custodian bank cash or liquid instruments having a value equal to the exercise value of the option. The principal reason for a ProFund VP to write call options on assets held by the ProFund VP is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the underlying assets alone.

If a ProFund VP that writes an option wishes to terminate the ProFund VP’s obligation, the ProFund VP may effect a “closing purchase transaction.” The ProFund VP accomplishes this by buying an option of the same series as the option previously written by the ProFund VP. The effect of the purchase is that the writer’s position will be canceled by the OCC. However, a writer may not effect a closing purchase transaction after the writer has been notified of the exercise of an option. Likewise, a ProFund VP that is the holder of an option may liquidate its position by effecting a “closing sale transaction.” The ProFund VP accomplishes this by selling an option of the same series as the option previously purchased by the ProFund VP. There is no guarantee that either a closing purchase or a closing sale transaction can be effected. If any call or put option is not exercised or sold, the option will become worthless on its expiration date. A ProFund VP will realize a gain (or a loss) on a closing purchase transaction with respect to a call or a put option previously written by the ProFund VP if the premium, plus commission costs, paid by the ProFund VP to purchase the call or put option to close the transaction is less (or greater) than the premium, less commission costs, received by the ProFund VP on the sale of the call or the put option. A ProFund VP also will realize a gain if a call or put option that the ProFund VP has written lapses unexercised, because the ProFund VP would retain the premium.

Although certain securities exchanges attempt to provide continuously liquid markets in which holders and writers of options can close out their positions at any time prior to the expiration of the option, no assurance can be given that a market will exist at all times for all outstanding options purchased or sold by a ProFund VP. If an options market were to become unavailable, a ProFund VP would be unable to realize its profits or limit its losses until the ProFund VP could exercise options it holds, and the ProFund VP would remain obligated until options it wrote were exercised or expired. Reasons for the absence of liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options) and those options would cease to exist, although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

FOREIGN CURRENCY OPTIONS

The ProFund VP Falling U.S. Dollar may buy or sell put and call options on foreign currencies, either on exchanges or in the OTC market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits that may limit the ability of the ProFunds VP to reduce foreign currency risk using such options. OTC options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. A ProFund VP will not enter into an option position that exposes the ProFund VP to an obligation to another party, unless the ProFund VP (i) owns an offsetting position or other options and/or (ii) earmarks or segregates with the ProFund VP’s custodian bank cash or liquid instruments that, when added to the premiums deposited with respect to the option, are equal to the market value of the underlying currency not otherwise covered.

FORWARD CURRENCY CONTRACTS

The ProFund VP Falling U.S. Dollar may invest in forward currency contracts for investment or risk management purposes. A forward currency contract is an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into on the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

The ProFund VP Falling U.S. Dollar may invest in a combination of forward currency contracts and U.S. dollar-denominated market instruments in an attempt to obtain an investment result that is substantially the same as a direct investment in a foreign currency-denominated instrument. This investment technique creates a “synthetic” position in the particular foreign-currency instrument whose performance the manager is trying to duplicate. For example, investing in a combination of U.S. dollar-denominated instruments with “long” forward currency exchange contracts creates a position economically equivalent to investing in a money market instrument denominated in the foreign currency itself. Such combined positions are sometimes necessary when the money market in a particular foreign currency is small or relatively illiquid.

For hedging purposes, the ProFund VP Falling U.S. Dollar may invest in forward currency contracts to hedge either specific transactions (transaction hedging) or portfolio positions (position hedging). Transaction hedging is the purchase or sale of forward currency contracts with respect to specific receivables or payables of the ProFunds in connection with the purchase and sale of portfolio securities. Position hedging is the sale of a forward currency contract on a particular currency with respect to portfolio positions denominated or quoted in that currency.

The ProFund VP Falling U.S. Dollar is not required to enter into forward currency contracts for hedging purposes. It is possible, under certain circumstances, that this ProFund VP may have to limit its currency transactions to qualify as a “regulated investment company” under the Internal Revenue Code. The ProFund VP Falling U.S. Dollar does not intend to enter into a forward currency contract with a term of more than one year, or to engage in position hedging with respect to the currency of a particular country to more than the aggregate market value (at the time the hedging transaction is entered into) of their portfolio securities denominated in (or quoted in or currently convertible into or directly related through the use of forward currency contracts in conjunction with money market instruments to) that particular currency.

At or before the maturity of a forward currency contract, the ProFund VP Falling U.S. Dollar may either make delivery of the currency, or terminate its contractual obligation to deliver the currency by buying an “offsetting” contract obligating them to buy, on the same maturity date, the same amount of the currency. If this ProFund VP engages in an offsetting transaction, it may later enter into a new forward currency contract to sell the currency.

If the ProFund VP Falling U.S. Dollar engages in offsetting transactions it will incur a gain or loss, to the extent that there has been movement in forward currency contract prices. If forward prices go down during the period between the date the ProFund VP Falling U.S. Dollar enters into a forward currency contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the ProFund VP will realize a gain to the extent that the price of ProFund VP currency it has agreed to sell exceeds the price of the currency it has agreed to buy. If forward prices go up, the ProFund VP will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.

The ProFund VP values its assets daily in U.S. dollars, it does not convert its holdings of foreign currencies into U.S. dollars on a daily basis. The ProFund VP Falling U.S. Dollar will convert its holdings from time to time, however, and incur the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the ProFund VP at one rate, and offer to buy the currency at a lower rate if the ProFund VP Falling U.S. Dollar tries to resell the currency to the dealer.

Although forward currency contracts may be used by the ProFund VP Falling U.S. Dollar to try to manage currency exchange risks, unanticipated changes in currency exchange rates could result in poorer performance than if this ProFund VP had not entered into these transactions. Even if the Advisor correctly predicts currency exchange rate movements, a hedge could be unsuccessful if changes in the value of the ProFund VP’s futures position do not correspond to changes in the value of the currency in which its investments are denominated. This lack of correlation between the ProFund VP’s futures and currency positions may be caused by differences between the futures and currency markets.

These transactions also involve the risk that the ProFund VP Falling U.S. Dollar may lose its margin deposits or collateral and may be unable to realize the positive value, if any, of its position if a bank or broker with whom this ProFund VP has an open forward position, defaults or becomes bankrupt.

SHORT SALES

Each non-money market ProFund VP may engage in short sales transactions. A short sale is a transaction in which a ProFund VP sells a security it does not own in anticipation that the market price of that security will decline. To complete such a transaction, a ProFund VP must borrow the security to make delivery to the buyer. The ProFund VP is then obligated to replace the security borrowed by borrowing the same security from another lender, purchasing it at the market price at the time of replacement, or paying the lender an amount equal to the cost of purchasing the security. The price at such time may be more or less than the price at which the security was sold by the ProFund VP. Until the security is replaced, the ProFund VP is required to repay the lender any dividends it receives or interest that accrues during the period of the loan. To borrow the security, a ProFund VP also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. A ProFund VP also will incur transaction costs in effecting short sales.

Each non-money market ProFund VP may make short sales “against the box,” i.e., when a security identical to or convertible or exchangeable into one owned by a ProFund VP is borrowed and sold short. Whenever a ProFund VP engages in short sales, it segregates liquid securities or cash in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short. The segregated assets are marked to market daily.

A ProFund VP will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the ProFund VP replaces the borrowed security. A ProFund VP will realize a gain if the price of the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest a ProFund VP may be required to pay, if any, in connection with a short sale.

SWAP AGREEMENTS

Each non-money market ProFund VP may enter into swap agreements for the purposes of attempting to gain exposure to an underlying asset without actually purchasing such asset, or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on a particular pre-determined investment or instrument. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or increase in value of a particular dollar amount invested in a “basket” of securities or an ETF representing a particular index or group of securities. Forms of swap agreements include: interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Most swap agreements entered into by a ProFund VP calculate and settle the obligations of the parties to the agreement on a “net basis” with a single payment. Consequently, a ProFund VP’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”).

A ProFund VP’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the ProFund VP) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating or earmarking cash or other assets determined to be liquid, but typically no payments will be made until the settlement date. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of a ProFund VP’s investment restriction concerning senior securities. Swap agreements with terms greater than seven days may be considered to be illiquid for purposes of a ProFund VP’s illiquid investment limitations. A ProFund VP will not enter into any swap agreement unless the Advisor believes that the other party to the transaction is creditworthy. The counterparty to any swap agreement will typically be a major global financial institution. A ProFund VP bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. If such a default occurs, a ProFund VP will have contractual remedies pursuant to the swap agreements, but such remedies may be subject to bankruptcy and insolvency laws that could affect the ProFund VP’s rights as a creditor.

Each non-money market ProFund VP may enter into swap agreements to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. On a long swap, the counterparty will generally agree to pay the ProFund VP the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular underlying assets (e.g., securities comprising the relevant benchmark), plus the dividends or interest that would have been received on those assets. The ProFund VP will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such assets. Therefore, the return to the ProFund VP on such swap agreements should be the gain or loss on the notional amount plus dividends or interest on the assets less the interest paid by the ProFund VP on the notional amount. As a trading technique, the Advisor may substitute physical securities with a swap agreement having investment characteristics substantially similar to the underlying securities.

As noted above, swap agreements typically are settled on a net basis, which means that the payment streams are netted out, with the ProFund VP receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term. The timing and character of any income, gain or loss recognized by a ProFund VP on the payment of payments made or received on a swap will vary depending upon the terms of the particular swap. Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that a ProFund VP is contractually obligated to make. If the other party to a swap agreement defaults, a ProFund VP’s risk of loss consists of the net amount of payments that such ProFund VP is contractually entitled to receive, if any. The net amount of the excess, if any, of a ProFund VP’s obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value (“NAV”) at least equal to such accrued excess will be earmarked or segregated by a ProFund VP’s custodian. Inasmuch as these transactions are entered into for hedging purposes or are offset by earmarked or segregated cash or liquid assets, as permitted by applicable law, the ProFunds VP and their Advisor believe that transactions do not constitute senior securities within the meaning of the 1940 Act, and, accordingly, will not treat them as being subject to a ProFund VP’s borrowing restrictions.

In the normal course of business, a ProFund VP enters into standardized contracts created by the International Swaps and Derivatives Association, Inc. (“ISDA agreements”) with certain counterparties for derivative transactions. These agreements contain among other conditions, events of default and termination events, and various covenants and representations. Certain of the ProFund VP’s ISDA agreements contain provisions that require the ProFund VP to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the ProFund VP’s NAV over specific periods of time, which may or may not be exclusive of redemptions. If the ProFund VP were to trigger such provisions and have open derivative positions, at that time counterparties to the ISDA agreements could elect to terminate such ISDA agreements and request immediate payment in an amount equal to the net liability positions, if any, under the relevant ISDA agreement. Pursuant to the terms of its ISDA agreements, the ProFund VP will have already collateralized its liability under such agreements, in some cases only in excess of certain threshold amounts. The ProFunds VP seek to mitigate risks by generally requiring that the counterparties for each ProFund VP agree to post collateral for the benefit of the ProFund VP, marked to market daily, in an amount approximately equal to what the counterparty owes the ProFund VP subject to certain minimum thresholds, although the ProFunds VP may not always be successful. To the extent any such collateral is insufficient or there are delays in accessing the collateral, the ProFunds VP will be exposed to the risks described above, including possible delays in recovering amounts as a result of bankruptcy proceedings.

The use of swaps is a highly specialized activity which involves investment techniques and risks in addition to, and in some cases different from, those associated with ordinary portfolio securities transactions. The primary risks associated with the use of swap agreements are mispricing or improper valuation, imperfect correlation between movements in the notional amount and the price of the underlying investments, and the inability of counterparties to perform. The Advisor, under the supervision of the Board of Trustees, is responsible for determining and monitoring the liquidity of the Funds’ transactions in swap agreements.

In connection with its management of certain series of the Trust (the Commodity Pools), the Advisor has registered as a commodity pool operator (CPO) and the Commodity Pools are commodity pools under the CEA. On December 5, 2012, the Advisor also registered as a commodity trading advisor (CTA) under the CEA as a result of its role as subadvisor to funds outside the Trust. Accordingly, the Advisor is subject to registration and regulation as a CPO and CTA under the CEA, and must comply with various regulatory requirements under the CEA and the rules and regulations of the CFTC and the NFA, including investor protection requirements, antifraud provisions, disclosure requirements and reporting and recordkeeping requirements. The Advisor is also subject to periodic inspections and audits by the CFTC and NFA. Compliance with these regulatory requirements could adversely affect the Commodity Pools’ total return. In this regard, any further amendment to the CEA or its related regulations that subject the Advisor or the Commodity Pools to additional regulation may have adverse impacts on the Commodity Pools’ operations and expenses. In addition, the CFTC, in conjunction with other federal regulators, recently proposed stricter margin requirements for certain swap transactions. If adopted, the proposed requirements could increase the amount of margin necessary to conduct many swap transactions, limit the types of assets that can be used as collateral for such transactions, and impose other restrictions. The rule proposal may affect the ability of the ProFunds VP to use swap agreements (as well as futures contracts and options on futures contracts or commodities) and may substantially increase regulatory compliance costs for the Advisor and the ProFunds VP. As of the date of this SAI, the ultimate impact of the rule proposal on the ProFunds VP is uncertain.

DEBT INSTRUMENTS

Below is a description of various types of money market instruments and other debt instruments that a non-money market ProFund VP may utilize for investment purposes, as “cover” for other investment techniques such non-money market ProFund VP employs, or for liquidity purposes. The types of instruments that the ProFund VP Money Market may invest in are discussed further below. Other types of money market instruments may become available that are similar to those described below and in which the non-money market ProFunds VP also may invest if consistent with their investment goal and policies.

Money Market Instruments

Money market instruments include short-term government securities, floating and variable rate notes, commercial paper, repurchase agreements, certificates of deposit, time deposits, bankers’ acceptances, and other short-term liquid instruments.

Each non-money market ProFund VP may invest in money market instruments issued by foreign and domestic governments, financial institutions, corporations and other entities in the U.S. or in any foreign country. Each non-money market ProFund VP also may invest in money market instruments issued by supranational organizations such as the World Bank (chartered to finance development projects in member countries), the European Union (a multi-nation organization engaged in cooperative economic and other activities), the European Coal and Steel Community (an economic union of various European nations’ steel and coal industries), and the Asian Development Bank (an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions).

U.S. Government Securities

Each non-money market ProFund VP also may invest in U.S. government securities in pursuit of its investment objective, as “cover” for the investment techniques these non-money market ProFunds VP employ, or for liquidity purposes. The ProFund VP U.S. Government Plus may invest substantially in U.S. government securities and instruments that have performance characteristics similar to those of U.S. government securities. The ProFund VP Rising Rates Opportunity may enter into short transactions on U.S. government securities and on instruments that have performance characteristics similar to those of U.S. government securities.

U.S. government securities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities, such as the Federal National Mortgage Association (“Fannie Mae” or “FNMA”), the Government National Mortgage Association (“Ginnie Mae” or “GNMA”), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, GNMA pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by FNMA, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency but are not backed by the full faith and credit of the U.S. government, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. On September 7, 2008, FNMA and the Federal Home Loan Mortgage Corporation (“Freddie Mac” or “FHLMC”), a similar U.S. government instrumentality, were placed into conservatorship by their new regulator, the Federal Housing Finance Agency. Simultaneously, the U.S. Treasury made a commitment of indefinite duration to maintain the positive net worth of both entities. No assurance can be given that the initiatives discussed above with respect to the debt and mortgage-backed securities issued by FNMA and FHLMC will be successful. While the U.S. government provides financial support to the U.S. government-sponsored federal agencies and instrumentalities described above, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity. All U.S. government securities are subject to credit risk.

Yields on U.S. government securities depend on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, and the maturity of the obligation. Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market value of U.S. government securities generally varies inversely with changes in market interest rates. An increase in interest rates, therefore, would generally reduce the market value of a ProFund VP’s portfolio investments in U.S. government securities, while a decline in interest rates would generally increase the market value of a ProFund VP’s portfolio investments in these securities.

Floating and Variable Rate Notes

Floating and variable rate notes generally are unsecured obligations issued by financial institutions and other entities. They typically have a stated maturity of more than one year and an interest rate that changes either at specific intervals or whenever a benchmark rate changes. The effective maturity of each floating or variable rate note in a ProFund VP’s portfolio will be based on these periodic adjustments. The interest rate adjustments are designed to help stabilize the note’s price. While this feature helps protect against a decline in the note’s market price when interest rates rise, it lowers a ProFund VP’s income when interest rates fall. Of course, a ProFund VP’s income from its floating and variable rate investments also may increase if interest rates rise.

Commercial Paper

Commercial paper is a short-term, unsecured promissory note issued to finance short-term credit needs.

Financial Services Obligations

Under normal market conditions, each non-money market ProFund VP may invest up to 25% of its net assets in obligations issued by companies in the financial services industry, including U.S. banks, foreign banks, foreign branches of U.S. banks and U.S. branches of foreign banks. These obligations may include:

Certificates of deposit (“CDs”) – CDs represent an obligation of a bank or a foreign branch of a bank to repay funds deposited with it for a specified period of time plus interest at a stated rate.

Time deposits – Time deposits are non-negotiable deposits held in a banking institution for a specified time at a stated interest rate.

Convertible Securities

Each ProFund VP may invest in convertible securities that may be considered high yield securities. Convertible securities include corporate bonds, notes and preferred stock that can be converted into or exchanged for a prescribed amount of common stock of the same or a different issue within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible stock matures or is redeemed, converted or exchanged. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock.

Fixed-Income Securities

Each ProFund VP may invest in a wide range of fixed-income securities, which may include obligations of any rating or maturity.

Each ProFund VP may invest in investment grade corporate debt securities and lower-rated corporate debt securities (commonly known as “junk bonds”). Lower-rated or high yield debt securities include corporate high yield debt securities, zero-coupon securities, payment-in-kind securities, and STRIPS. Investment grade corporate bonds are those rated BBB or better by Standard & Poor’s Rating Group (“S&P”) or Baa or better by Moody’s Investor Services (“Moody’s”). Securities rated BBB by S&P are considered investment grade, but Moody’s considers securities rated Baa to have speculative characteristics. See Appendix C for a description of corporate bond ratings. The ProFunds VP may also invest in unrated securities.

JUNK BONDS. “Junk Bonds” generally offer a higher current yield than that available for higher-grade issues. However, lower-rated securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, the market for lower-rated debt securities has expanded rapidly in recent years, and its growth paralleled a long economic expansion. At times in recent years, the prices of many lower-rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower-rated debt securities rose dramatically, but such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather, the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers’ financial restructuring or default. There can be no assurance that such declines will not recur. The market for lower-rated debt issues generally is thinner and less active than that for higher quality securities, which may limit each ProFund VP’s ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a thinly traded market. Changes by recognized rating services in their rating of a fixed-income security may affect the value of these investments. Each ProFund VP will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, the Advisor will monitor the investment to determine whether continued investment in the security will assist in meeting each ProFund VP’s investment objective.

CORPORATE DEBT SECURITIES. Corporate debt securities are fixed-income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or un-secured status. Commercial paper has the shortest term and is usually unsecured. The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest.

Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment-grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that a ProFund VP could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment-grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.

UNRATED DEBT SECURITIES. Each ProFund VP may also invest in unrated debt securities. Unrated debt, while not necessarily lower in quality than rated securities, may not have as broad a market. Because of the size and perceived demand for the issue, among other factors, certain issuers may decide not to pay the cost of getting a rating for their bonds. The creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, will be analyzed to determine whether to purchase unrated bonds.

Mortgage-Backed Securities

A mortgage-backed security is a type of pass-through security, which is a security representing pooled debt obligations repackaged as interests that pass income through an intermediary to investors. Each non-money market ProFund VP may invest in mortgage-backed securities, as “cover” for the investment techniques these non-money market ProFunds VP employ. In the case of mortgage-backed securities, the ownership interest is in a pool of mortgage loans.

Mortgage-backed securities are most commonly issued or guaranteed by GNMA, FNMA or FHLMC, but may also be issued or guaranteed by other private issuers. GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. FNMA is a publicly owned, government-sponsored corporation that mostly packages mortgages backed by the Federal Housing Administration, but also sells some non-governmentally backed mortgages. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest only by FNMA. The FHLMC is a publicly chartered agency that buys qualifying residential mortgages from lenders, re-packages them and provides certain guarantees. The corporation’s stock is owned by savings institutions across the United States and is held in trust by the Federal Home Loan Bank System. Pass-through securities issued by the FHLMC are guaranteed as to timely payment of principal and interest only by the FHLMC.

Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. government. The average life of a mortgage-backed security is likely to be substantially shorter than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool.

Collateralized mortgage obligations (“CMOs”) are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively hereinafter referred to as “Mortgage Assets”). Multi-class pass-through securities are interests in a trust composed of Mortgage Assets and all references in this section to CMOs include multi-class pass-through securities. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. The principal and interest payments on the Mortgage Assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities. Each ProFund VP will only invest in SMBS that are obligations backed by the full faith and credit of the U.S. government. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. The ProFunds VP will only invest in SMBS whose mortgage assets are U.S. government obligations. A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, each ProFund VP may fail to fully recoup its initial investment in these securities. The market value of any class that consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.

Investment in mortgage-backed securities poses several risks, including among others, prepayment, market and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment’s average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions. Market risk reflects the risk that the price of a security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and each ProFund VP invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold. Credit risk reflects the risk that a ProFund VP may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions. With respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the “pass-through” payments may, at times, be difficult.

REPURCHASE AGREEMENTS

Each ProFund VP also may enter into repurchase agreements with financial institutions in pursuit of its investment objectives as “cover” for the investment techniques it employs or for liquidity purposes. Under a repurchase agreement, a ProFund VP purchases a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser’s holding period. While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year. The ProFunds VP follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions generally with major global financial institutions. The creditworthiness of each of the firms that is a party to a repurchase agreement with the non-money market ProFunds VP will be monitored by the Advisor. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, a ProFund VP will seek to liquidate such collateral which could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the ProFund VP could suffer a loss. A ProFund VP also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the ProFund VP expected to receive under the repurchase agreement. Repurchase agreements usually are for short periods, such as one week or less, but may be longer. It is the current policy of the ProFunds VP not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the ProFund VP, amounts to more than 15% (5% with respect to ProFund VP Money Market) of the ProFund VP’s total net assets. The investments of each of the ProFunds VP in repurchase agreements at times may be substantial when, in the view of the Advisor, liquidity, investment, regulatory, or other considerations so warrant.

REVERSE REPURCHASE AGREEMENTS

Each non-money market ProFund VP may enter into reverse repurchase agreements as part of its investment strategy. Reverse repurchase agreements involve sales by a ProFund VP of portfolio assets concurrently with an agreement by the ProFund VP to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that a ProFund VP can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while a ProFund VP will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to a ProFund VP of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and a ProFund VP intends to use the reverse repurchase technique only when it will be to the ProFund VP’s advantage to do so. A ProFund VP will segregate with its custodian bank cash or liquid instruments equal in value to the ProFund VP’s obligations in respect of reverse repurchase agreements.

CASH RESERVES

To seek its investment objective, as a cash reserve, for liquidity purposes, or as cover for positions it has taken, each ProFund VP may invest all or part of its assets in cash or cash equivalents, which include, but are not limited to, short-term money market instruments, U.S. government securities, certificates of deposit, bankers acceptances, or repurchase agreements secured by U.S. government securities.

BORROWING

Each ProFund VP may borrow money for cash management purposes or investment purposes. Borrowing for investment is a form of leverage. Leveraging investments by purchasing securities with borrowed money is a speculative technique that increases investment risk but also increases investment opportunity. Because substantially all of a ProFund VP’s assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the NAV per share of the ProFund VP will fluctuate more when the ProFund VP is leveraging its investments than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, a ProFund VP might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales.

Consistent with the requirements of the 1940 Act, each ProFund VP must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations would not favor such sale. In addition to the foregoing, the ProFunds VP are authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of each ProFund VP’s total assets. This borrowing is not subject to the foregoing 300% asset coverage requirement. The ProFunds VP are authorized to pledge portfolio securities as the Advisor deems appropriate in connection with any borrowings.

Each non-money market ProFund VP may also enter into reverse repurchase agreements, which may be viewed as a form of borrowing, with financial institutions. However, under current pronouncements, to the extent a ProFund VP “covers” its repurchase obligations as described above in “Reverse Repurchase Agreements,” such agreement will not be considered to be a “senior security” and, therefore, will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by that ProFund VP.

Obligations under futures contracts, forward contracts and swap agreements that are similarly covered will not be considered “senior securities” and, therefore, will not be subject to the 300% asset coverage requirement.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

Each ProFund VP, from time to time, in the ordinary course of business, may purchase securities on a when-issued or delayed-delivery basis (i.e., delivery and payment can take place between a month and 120 days after the date of the transaction). These securities are subject to market fluctuations and no interest accrues to the purchaser during this period. At the time a ProFund VP makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the ProFund VP will record the transaction and thereafter reflect the value of the securities, each day, in determining the ProFund VP’s NAV. Each Fund will not purchase securities on a when-issued or delayed-delivery basis, if, as a result, it determines that more than 15% of the Fund’s net assets would be invested in illiquid securities. At the time of delivery of the securities, the value of the securities may be more or less than the purchase price.

The Trust will earmark or segregate with the Trust’s custodian bank cash or liquid instruments equal to or greater in value than the ProFund VP’s purchase commitments for such when-issued or delayed-delivery securities, or when the Trust does not believe that a ProFund VP’s NAV or income will be adversely affected by the ProFund VP’s purchase of securities on a when-issued or delayed-delivery basis. Because a ProFund VP will identify cash or liquid securities to satisfy its purchase commitments in the manner described, a ProFund VP’s liquidity and the ability of the Advisor to manage a ProFund VP might be affected in the event its commitments to purchase when-issued securities exceeds 40% of the value of its assets.

INVESTMENTS IN OTHER INVESTMENT COMPANIES

Each ProFund VP may invest in the securities of other investment companies, including exchange traded funds (ETFs) and unit investment trusts (UITs), to the extent that such an investment would be consistent with the requirements of the 1940 Act and/or any exemptive order or rule issued by the SEC. If a ProFund VP invests in, and, thus, is a shareholder of, another investment company, the ProFund VP’s shareholders will indirectly bear the ProFund VP’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the ProFund VP to the ProFund VP’s own investment adviser and the other expenses that the ProFund VP bears directly in connection with the ProFund VP’s own operations.

ILLIQUID SECURITIES

Each ProFund VP may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered (“restricted securities”) under the Securities Act of 1933, as amended (the “1933 Act”), but that can be sold to qualified institutional buyers under Rule 144A of the 1933 Act. A ProFund VP will not invest more than 15% (5% with respect to the ProFund VP Money Market) of the ProFund VP’s net assets in illiquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the ProFund VP has valued the securities. Under the current guidelines of the staff of the SEC, illiquid securities also are considered to include, among other securities, purchased OTC options, certain cover for OTC options, repurchase agreements with maturities in excess of seven days, and certain securities whose disposition is restricted under the federal securities laws. The ProFund VP may not be able to sell illiquid securities when the Advisor considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. In addition, the sale of illiquid securities may require more time and may result in higher dealer discounts and other selling expenses than the sale of securities that are not illiquid. Illiquid securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investments in illiquid securities may have an adverse impact on NAV.

At the time of investment, the ProFund VP Money Market’s aggregate holdings of repurchase agreements having remaining maturities of more than seven calendar days (or which may not be terminated within seven calendar days upon notice by the ProFund VP Money Market), time deposits having remaining maturities of more than seven calendar days, illiquid securities, restricted securities and securities lacking readily available market quotations will not exceed 5% of the ProFund VP Money Market’s net assets. If changes in the liquidity of certain securities cause the ProFund VP Money Market to exceed such 5% limit, the ProFund VP Money Market will take steps to bring the aggregate amount of its illiquid securities back below 5% of its net assets as soon as practicable, unless such action would not be in the best interest of the ProFund VP Money Market.

Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the 1933 Act, which provides a safe harbor from 1933 Act registration requirements for qualifying sales to institutional investors. When Rule 144A securities present an attractive investment opportunity and otherwise meet selection criteria, a ProFund VP may make such investments. Whether or not such securities are illiquid depends on the market that exists for the particular security. The staff of the SEC has taken the position that the liquidity of Rule 144A restricted securities is a question of fact for a board of trustees to determine, such determination to be based on a consideration of the readily-available trading markets and the review of any contractual restrictions. The staff also has acknowledged that, while a board of trustees retains ultimate responsibility, trustees may delegate this function to an investment adviser. The Board of Trustees has delegated this responsibility for determining the liquidity of Rule 144A restricted securities that may be invested in by a ProFund VP to the Advisor. It is not possible to predict with assurance exactly how the market for Rule 144A restricted securities or any other security will develop. A security that when purchased enjoyed a fair degree of marketability may subsequently become illiquid and, accordingly, a security that was deemed to be liquid at the time of acquisition may subsequently become illiquid. In such event, appropriate remedies will be considered to minimize the effect on the ProFund VP’s liquidity.

PORTFOLIO QUALITY AND MATURITY (PROFUND VP MONEY MARKET)

The ProFund VP Money Market will maintain a dollar-weighted average maturity of 60 days or less. All securities in which the ProFund VP Money Market invests will have or be deemed to have remaining maturities of 397 days or less on the date of their purchase, will be denominated in U.S. dollars and will have been granted the required ratings established herein by two nationally recognized statistical rating organizations (“NRSROs”) (or one such NRSRO if that NRSRO is the only such NRSRO which rates the security), or if unrated, are believed by the Advisor, under the supervision of the Board of Trustees, to be of comparable quality. The Advisor, acting under the supervision of and procedures adopted by the Board of Trustees, will also determine that all securities purchased by ProFund VP Money Market present minimal credit risks.

OBLIGATIONS OF BANKS AND OTHER FINANCIAL INSTITUTIONS (PROFUND VP MONEY MARKET)

ProFund VP Money Market may invest in U.S. dollar-denominated fixed-rate or variable rate obligations of U.S. or foreign financial institutions, including banks that are rated in the highest short-term rating category by any two NRSROs (or one NRSRO if that NRSRO is the only such NRSRO which rates such obligations) or, if not so rated, are believed by the Advisor, acting under the supervision of the Board of Trustees, to be of comparable quality. Bank obligations in which ProFund VP Money Market invests include certificates of deposit, bankers’ acceptances, bank time deposits, commercial paper, and other U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign institutions including banks. For purposes of ProFund VP Money Market’s investment policies with respect to bank obligations, the assets of a bank will be deemed to include the assets of its domestic and foreign branches. Obligations of foreign branches of U.S. banks and foreign banks may be general obligations of the parent bank in addition to the issuing bank or may be limited by the terms of a specific obligation and by government regulation. If the Advisor, acting under the supervision of the Board of Trustees, deems the instruments to present minimal credit risk, ProFund VP Money Market may invest in obligations of foreign banks or foreign branches of U.S. banks, which include banks located in the United Kingdom, Grand Cayman Island, Nassau, Japan, Canada and Australia. Investments in these obligations may entail risks that are different from those of investments in obligations of U.S. domestic banks because of differences in political, regulatory and economic systems and conditions. These risks include, without limitation, future political and economic developments, currency blockage, the possible imposition of withholding taxes on interest payments, possible seizure or nationalization of foreign deposits, and difficulty or inability of pursuing legal remedies and obtaining judgment in foreign courts, possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might affect adversely the payment of principal and interest on bank obligations. Foreign branches of U.S. banks and foreign banks may also be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to branches of U.S. banks. ProFund VP Money Market may invest more than 25% of its assets in the foreign and domestic bank obligations described above. ProFund VP Money Market’s concentration of its investments in bank obligations will cause ProFund VP Money Market to be subject to the risks peculiar to the domestic and foreign banking industries to a greater extent than if its investments were not so concentrated. A description of the ratings set forth above is provided in Appendix C.

COMMERCIAL PAPER, OTHER DEBT OBLIGATIONS, CREDIT ENHANCEMENTS AND ASSET BACKED SECURITIES (PROFUND VP MONEY MARKET)

COMMERCIAL PAPER. ProFund VP Money Market may invest in fixed-rate or variable rate commercial paper, including variable rate master demand notes, issued by U.S. or foreign entities. Commercial paper consists of short-term (usually up to one year) unsecured promissory notes issued by U.S. or foreign entities in order to finance their current operations. Commercial paper when purchased by ProFund VP Money Market must be rated in the highest short-term rating category by any two NRSROs (or one NRSRO if that NRSRO is the only such NRSRO which rates such security), or if not rated, must be believed by the Advisor, acting under the supervision of the Board of Trustees, to be of comparable quality. Any commercial paper issued by a foreign entity and purchased by ProFund VP Money Market must be U.S. dollar-denominated and must not be subject to foreign withholding tax at the time of purchase. Investing in foreign commercial paper generally involves risks similar to those described above relating to obligations of foreign banks or foreign branches of U.S. banks. Any commercial paper issued by a foreign entity and purchased by the Portfolio must be U.S. dollar-denominated and must not be subject to foreign withholding tax at the time of purchase.

VARIABLE RATE MASTER DEMAND NOTES are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Because variable rate master demand notes are direct lending arrangements between ProFund VP Money Market and the issuer, they are not ordinarily traded. Since no active secondary market may exist for these notes, ProFund VP Money Market will purchase only those notes under which it may demand and receive payment on principal and accrued interest daily or may resell the note to a third party. While the notes are not typically rated by credit rating agencies, issuers of variable rate master demand notes must satisfy the Advisor, acting under the supervision of the Board of Trustees, that the same criterion set forth above for issuers of commercial paper are met. In the event an issuer of a variable rate master demand note defaulted on its payment obligation, ProFund VP Money Market might be unable to dispose of the note because of the absence of an active secondary market and could, for this or other reasons, suffer a loss to the full extent of the default. The face maturities of variable rate notes subject to a demand feature may exceed 397 days in certain circumstances.

OTHER DEBT OBLIGATIONS. ProFund VP Money Market may invest in deposits, bonds, notes and debentures and other debt obligations that at the time of purchase meet the ProFund VP Money Market’s minimum credit quality standards, are comparable in priority and security to other securities of such issuer that have been rated in the top three highest long-term rating categories by the NRSROs rating such security, or if unrated, are determined by the Advisor to be of comparable quality.

CREDIT ENHANCEMENT. Certain of ProFund VP Money Market’s acceptable investments may be credit-enhanced by a guaranty, letter of credit, or insurance from a third party. Any bankruptcy, receivership, default, or change in the credit quality of the party providing the credit enhancement may adversely affect the quality and marketability of the underlying security and could cause losses to ProFund VP Money Market and affect ProFund VP Money Market’s share price. ProFund VP Money Market may have more than 25% of its total assets invested in securities issued or credit-enhanced by banks or other financial institutions.

ASSET-BACKED SECURITIES. ProFund VP Money Market may invest in securities generally referred to as asset-backed securities. Asset-backed securities are secured by and payable from, or directly or indirectly represent undivided fractional interests in, assets such as pools of consumer loans, trade receivables or other types of loans held in a trust. Such assets are securitized through the use of trusts and special purpose corporations. Asset-backed securities may provide periodic payments that consist of interest and/or principal payments. Consequently, the life of an asset-backed security varies with the prepayment and loss experience of the underlying assets. Payments of principal and interest are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee or senior/subordination. The degree of credit enhancement varies, but generally amounts to only a fraction of the asset-backed security’s par value until exhausted. If the credit enhancement is exhausted, certificate holders may experience losses or delays in payment if the required payments of principal and interest are not made to the trust with respect to the underlying loans. The value of the securities also may change because of changes in the market’s perception of creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement. Asset-backed securities are ultimately dependent upon payment of loans and receivables by individuals, businesses and other borrowers, and the certificate holder generally has no recourse against the entity that originated the loans.

The underlying assets of asset-backed securities include assets such as (but not limited to) first liens on mortgages, motor vehicle installment sale contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and trade receivables. Payments or distributions of principal and interest on asset-backed securities may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present.

Asset-backed securities present certain risks. Primarily, these securities do not have the benefit of a security interest in the related collateral. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to avoid payment of certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

The asset-backed securities in which ProFund VP Money Market may invest are limited to those which satisfy the requirements contained in Rule 2a-7 under the 1940 Act.

The yield characteristics of the asset-backed securities in which ProFund VP Money Market may invest differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently (usually monthly) on asset-backed securities and that principal may be prepaid at any time because the underlying assets generally may be prepaid at any time. As a result, if ProFund VP Money Market purchases these securities at a premium, a prepayment rate that is faster than expected will reduce their yield, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield. Conversely, if ProFund VP Money Market purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, the yield on these securities. Amounts available for reinvestment by ProFund VP Money Market are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates.

PORTFOLIO TURNOVER

Each ProFund VP’s portfolio turnover rate, to a great extent, will depend on the purchase, redemption and exchange activity of the ProFund VP’s investors. A ProFund VP’s portfolio turnover may vary from year to year, as well as within a year. The nature of the ProFunds VP may cause the ProFunds VP to experience substantial differences in brokerage commissions from year to year. The overall reasonableness of brokerage commissions is evaluated by the Advisor based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. High portfolio turnover and correspondingly greater brokerage commissions, to a great extent, depend on the purchase, redemption, and exchange activity of a ProFund VP’s investors, as well as each Funds’ investment objective and strategies. Consequently, it is difficult to estimate what each ProFund VP’s actual portfolio turnover rate will be in the future. However, it is expected that the portfolio turnover experienced by the ProFunds VP from year to year, as well as within a year, may be substantial. A higher portfolio turnover rate would likely involve correspondingly greater brokerage commissions and transaction and other expenses that would be borne by the ProFunds VP. In addition, a ProFund VP’s portfolio turnover level may adversely affect the ability of the ProFund VP to achieve its investment objective. “Portfolio Turnover Rate” is defined under the rules of the Commission as the value of the securities purchased or securities sold, excluding all securities whose maturities at time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one year, including swap agreements, options and futures contracts in which the ProFunds VP invest, are excluded from the calculation of Portfolio Turnover Rate for each ProFund VP. Each non-money market ProFund VP’s turnover rate for the fiscal year ended December 31, 2012 is set forth in the annual report to shareholders. Annual portfolio turnover rates are shown in each ProFunds VP’s summary prospectus.

SPECIAL CONSIDERATIONS

To the extent discussed above and in the Prospectus, the ProFunds VP present certain risks, some of which are further described below.

CORRELATION AND TRACKING. Several factors may affect a ProFund VP’s ability to achieve a high degree of correlation with its benchmark. Among these factors are: (1) a ProFund VP’s expenses, including brokerage (which may be increased by high portfolio turnover) and the costs associated with the use of derivatives; (2) less than all of the securities underlying a ProFund VP’s benchmark being held by the ProFund VP and/or securities not included in its benchmark being held by the ProFund VP; (3) an imperfect correlation between the performance of instruments held by a ProFund VP, such as futures contracts, and the performance of the underlying securities in the cash market; (4) bid-ask spreads (the effect of which may be increased by portfolio turnover); (5) holding instruments traded in a market that has become illiquid or disrupted; (6) a ProFund VP’s share prices being rounded to the nearest cent; (7) changes to the benchmark that are not disseminated in advance; (8) the need to conform a ProFund VP’s portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; (9) limit up or limit down trading halts on options or futures contracts which may prevent a ProFund VP from purchasing or selling options or futures contracts; (10) early and unanticipated closings of the markets on which the holdings of a ProFund VP trade, resulting in the inability of the ProFund VP to execute intended portfolio transactions; and (11) fluctuations in currency exchange rates.

Furthermore, because ProFunds VP rebalance their benchmark exposure at the end of each trading day, disparities between estimated and actual purchases and redemptions of a ProFund VP may cause the ProFund VP to be over- or under-exposed to its benchmark. This may result in greater tracking and correlation error.

Also, while the Advisor takes steps to ensure that each ProFund VP is appropriately and proportionately exposed to its benchmark by the end of each day to meet its daily investment objective, deviations in the anticipated and actual net assets of the ProFund VP may cause the ProFund VP to be over- or under-exposed to its benchmark. This may result in greater tracking and correlation error and could cause the ProFund VP to lose money.

Furthermore, each of the Ultra, Inverse and Non-Equity ProFunds VP, except ProFund VP Falling U.S. Dollar, have a single day investment objective to match the performance, a multiple (1.25x, 1.50x or 2x) the inverse (-1x) or a multiple of the inverse (-1.25x,
-2x) of the performance of benchmark on a single day. These Funds are subject to the correlation risks described above. In addition, while a close correlation of any ProFund VP to its benchmark may be achieved on any single day, over time the cumulative percentage increase or decrease in the NAV of the shares of a ProFund VP may diverge, in some cases, significantly from the cumulative percentage decrease or increase in the benchmark due to a compounding effect as further described in the Prospectus and below.

LEVERAGE. Each ProFund VP, except the Classic ProFunds VP, Sector ProFunds VP, Pro Fund VP Bear, ProFund VP Short Mid-Cap, ProFund VP Short Small-Cap, ProFund VP Short Dow 30, ProFund VP Short NASDAQ-100, ProFund VP Short International, ProFund VP Short Emerging Markets and ProFund VP Money Market, intends to use, on a regular basis, leveraged investment techniques in pursuing its investment objectives. Leverage exists when a ProFund VP achieves the right to a return on a capital base that exceeds the ProFund VP’s assets. Utilization of leverage involves special risks and should be considered to be speculative. Specifically, leverage creates the potential for greater gains to shareholders during favorable market conditions and the risk of magnified losses during adverse market conditions. Leverage should cause higher volatility of the NAVs of these ProFunds VP’s shares. Leverage may involve the creation of a liability that does not entail any interest costs or the creation of a liability that requires the ProFund VP to pay interest, which would decrease the ProFund VP’s total return to shareholders. If these ProFunds VP achieve their investment objectives, during adverse market conditions, shareholders should experience a loss greater than they would have incurred had these ProFunds VP not been leveraged.

SPECIAL NOTE REGARDING THE CORRELATION RISKS OF GEARED FUNDS (ALL Funds, except Classic ProFunds VP, Sector ProFunds VP, ProFund VP Falling U.S. Dollar and ProFund VP Money Market) As a result of compounding, for periods greater than one day, the use of leverage tends to cause the performance of a ProFund VP to vary from its benchmark performance times the stated multiple or inverse multiple in the ProFund VP’s investment objective, before accounting for fees and fund expenses. Compounding affects all investments, but has a more significant impact on geared funds. Four factors significantly affect how close daily compounded returns are to longer-term benchmark returns times the fund’s multiple: the length of the holding period, benchmark volatility, whether the multiple is positive or inverse, and its leverage level. Longer holding periods, higher benchmark volatility, inverse exposure and greater leverage each can lead to returns farther from the multiple times the benchmark return. As the tables below show, particularly during periods of higher benchmark volatility, compounding will cause longer term results to vary from the benchmark performance times the stated multiple in the ProFund VP’s investment objective. This effect becomes more pronounced as volatility increases.

A geared ProFund VP’s return for periods longer than one day is primarily a function of the following:

a)	benchmark performance;

b)	benchmark volatility;

c)	period of time;

d)	financing rates associated with leverage or inverse exposure;

e)	other Fund expenses; and

f)	dividends or interest paid with respect to securities included in the benchmark.

The fund performance for a geared ProFund VP can be estimated given any set of assumptions for the factors described above. The tables on the next five pages illustrate the impact of two factors, benchmark volatility and benchmark performance, on a leveraged, inverse and inverse leveraged ProFund VP. Benchmark volatility is a statistical measure of the magnitude of fluctuations in the returns of a benchmark and is calculated as the standard deviation of the natural logarithms of one plus the benchmark return (calculated daily), multiplied by the square root of the number of trading days per year (assumed to be 252). The tables show estimated ProFund VP returns for a number of combinations of benchmark performance and benchmark volatility over a one-year period. Assumptions used in the tables include: a) no dividends paid with respect to securities in the underlying benchmark; b) no ProFund VP expenses; and c) borrowing/lending rates (to obtain leverage or inverse exposure) of zero percent. If ProFund VP expenses and/or actual borrowing/lending rates were reflected, the ProFund VP’s performance would be different than shown.

The first table below shows a performance example for an Ultra ProFund VP (which has an investment objective to correspond to two times (2x) the daily performance of a benchmark). The Ultra ProFund VP could be expected to achieve a 20% return on a yearly basis if the benchmark performance was 10%, absent any costs, the correlation risk or other factors described above and in the Prospectus under “Correlation Risk” and “Compounding Risk.” However, as the table shows, with benchmark volatility of 20%, such a ProFund VP would return 16.3%, again absent any costs or other factors described above and in the Prospectus under “Correlation Risk” and “Compounding Risk.” In the table, areas shaded darker represent those scenarios where the fund will underperform (i.e., return less than) the benchmark performance times the stated multiple in the fund’s investment objective.

Estimated Fund Return Over One Year When the Fund Objective is to Seek Daily Investment Results, Before Fund Fees and Expenses and Leverage Costs, that Correspond to Two Times (2x) the Daily Performance of a Benchmark.

One Year Benchmark	Two Times (2x) One Year Benchmark	Benchmark Volatility
Performance	Performance	0%	5%	10%	15%	20%	25%	30%	35%	40%	45%	50%	55%	60%
-60%	-120%	-84.0%	-84.0%	-84.2%	-84.4%	-84.6%	-85.0%	-85.4%	-85.8%	-86.4%	-86.9%	-87.5%	-88.2%	-88.8%
-55%	-110%	-79.8%	-79.8%	-80.0%	-80.2%	-80.5%	-81.0%	-81.5%	-82.1%	-82.7%	-83.5%	-84.2%	-85.0%	-85.9%
-50%	-100%	-75.0%	-75.1%	-75.2%	-75.6%	-76.0%	-76.5%	-77.2%	-77.9%	-78.7%	-79.6%	-80.5%	-81.5%	-82.6%
-45%	-90%	-69.8%	-69.8%	-70.1%	-70.4%	-70.9%	-71.6%	-72.4%	-73.2%	-74.2%	-75.3%	-76.4%	-77.6%	-78.9%
-40%	-80%	-64.0%	-64.1%	-64.4%	-64.8%	-65.4%	-66.2%	-67.1%	-68.2%	-69.3%	-70.6%	-72.0%	-73.4%	-74.9%
-35%	-70%	-57.8%	-57.9%	-58.2%	-58.7%	-59.4%	-60.3%	-61.4%	-62.6%	-64.0%	-65.5%	-67.1%	-68.8%	-70.5%
-30%	-60%	-51.0%	-51.1%	-51.5%	-52.1%	-52.9%	-54.0%	-55.2%	-56.6%	-58.2%	-60.0%	-61.8%	-63.8%	-65.8%
-25%	-50%	-43.8%	-43.9%	-44.3%	-45.0%	-46.0%	-47.2%	-48.6%	-50.2%	-52.1%	-54.1%	-56.2%	-58.4%	-60.8%
-20%	-40%	-36.0%	-36.2%	-36.6%	-37.4%	-38.5%	-39.9%	-41.5%	-43.4%	-45.5%	-47.7%	-50.2%	-52.7%	-55.3%
-15%	-30%	-27.8%	-27.9%	-28.5%	-29.4%	-30.6%	-32.1%	-34.0%	-36.1%	-38.4%	-41.0%	-43.7%	-46.6%	-49.6%
-10%	-20%	-19.0%	-19.2%	-19.8%	-20.8%	-22.2%	-23.9%	-26.0%	-28.3%	-31.0%	-33.8%	-36.9%	-40.1%	-43.5%
-5%	-10%	-9.8%	-10.0%	-10.6%	-11.8%	-13.3%	-15.2%	-17.5%	-20.2%	-23.1%	-26.3%	-29.7%	-33.3%	-37.0%
0%	0%	0.0%	-0.2%	-1.0%	-2.2%	-3.9%	-6.1%	-8.6%	-11.5%	-14.8%	-18.3%	-22.1%	-26.1%	-30.2%
5%	10%	10.3%	10.0%	9.2%	7.8%	5.9%	3.6%	0.8%	-2.5%	-6.1%	-10.0%	-14.1%	-18.5%	-23.1%
10%	20%	21.0%	20.7%	19.8%	18.3%	16.3%	13.7%	10.6%	7.0%	3.1%	-1.2%	-5.8%	-10.6%	-15.6%
15%	30%	32.3%	31.9%	30.9%	29.3%	27.1%	24.2%	20.9%	17.0%	12.7%	8.0%	3.0%	-2.3%	-7.7%
20%	40%	44.0%	43.6%	42.6%	40.8%	38.4%	35.3%	31.6%	27.4%	22.7%	17.6%	12.1%	6.4%	0.5%
25%	50%	56.3%	55.9%	54.7%	52.8%	50.1%	46.8%	42.8%	38.2%	33.1%	27.6%	21.7%	15.5%	9.0%
30%	60%	69.0%	68.6%	67.3%	65.2%	62.4%	58.8%	54.5%	49.5%	44.0%	38.0%	31.6%	24.9%	17.9%
35%	70%	82.3%	81.8%	80.4%	78.2%	75.1%	71.2%	66.6%	61.2%	55.3%	48.8%	41.9%	34.7%	27.2%
40%	80%	96.0%	95.5%	94.0%	91.6%	88.3%	84.1%	79.1%	73.4%	67.0%	60.1%	52.6%	44.8%	36.7%
45%	90%	110.3%	109.7%	108.2%	105.6%	102.0%	97.5%	92.2%	86.0%	79.2%	71.7%	63.7%	55.4%	46.7%
50%	100%	125.0%	124.4%	122.8%	120.0%	116.2%	111.4%	105.6%	99.1%	91.7%	83.8%	75.2%	66.3%	57.0%
55%	110%	140.3%	139.7%	137.9%	134.9%	130.8%	125.7%	119.6%	112.6%	104.7%	96.2%	87.1%	77.5%	67.6%
60%	120%	156.0%	155.4%	153.5%	150.3%	146.0%	140.5%	134.0%	126.5%	118.1%	109.1%	99.4%	89.2%	78.6%

The table below shows a performance example for a ProFund VP that has an investment objective to correspond to one and one-half times (1.5x) the daily performance of its benchmark. In the table, areas shaded darker represent those scenarios where the ProFund VP will underperform (i.e., return less than) the benchmark performance.

Estimated Fund Return Over One Year When the Fund Objective is to Seek Daily Investment Results, Before Fund Fees and Expenses and Leverage Costs, that Correspond to One and One-Half Times (1.5x) the Daily Performance of a Benchmark.

One Year Benchmark	One and One-Half Times (1.5x) One Year Benchmark	Benchmark Volatility
Performance	Performance	0%	5%	10%	15%	20%	25%	30%	35%	40%	45%	50%	55%	60%
-60%	-90.0%	-74.7%	-74.7%	-74.8%	-74.9%	-75.1%	-75.3%	-75.5%	-75.8%	-76.2%	-76.6%	-77.0%	-77.4%	-77.9%
-55%	-82.5%	-69.8%	-69.8%	-69.9%	-70.1%	-70.3%	-70.5%	-70.8%	-71.2%	-71.6%	-72.0%	-72.5%	-73.1%	-73.6%
-50%	-75.0%	-64.6%	-64.7%	-64.8%	-64.9%	-65.2%	-65.5%	-65.8%	-66.2%	-66.7%	-67.2%	-67.8%	-68.4%	-69.1%
-45%	-67.5%	-59.2%	-59.2%	-59.4%	-59.6%	-59.8%	-60.2%	-60.6%	-61.0%	-61.6%	-62.2%	-62.9%	-63.6%	-64.4%
-40%	-60.0%	-53.5%	-53.6%	-53.7%	-53.9%	-54.2%	-54.6%	-55.1%	-55.6%	-56.2%	-56.9%	-57.7%	-58.5%	-59.4%
-35%	-52.5%	-47.6%	-47.6%	-47.8%	-48.0%	-48.4%	-48.8%	-49.3%	-49.9%	-50.6%	-51.4%	-52.3%	-53.2%	-54.2%
-30%	-45.0%	-41.4%	-41.5%	-41.7%	-41.9%	-42.3%	-42.8%	-43.4%	-44.1%	-44.8%	-45.7%	-46.7%	-47.7%	-48.8%
-25%	-37.5%	-35.0%	-35.1%	-35.3%	-35.6%	-36.0%	-36.6%	-37.2%	-38.0%	-38.8%	-39.8%	-40.9%	-42.0%	-43.3%
-20%	-30.0%	-28.4%	-28.5%	-28.7%	-29.0%	-29.5%	-30.1%	-30.8%	-31.7%	-32.6%	-33.7%	-34.8%	-36.1%	-37.5%
-15%	-22.5%	-21.6%	-21.7%	-21.9%	-22.3%	-22.8%	-23.4%	-24.2%	-25.2%	-26.2%	-27.4%	-28.6%	-30.0%	-31.5%
-10%	-15.0%	-14.6%	-14.7%	-14.9%	-15.3%	-15.9%	-16.6%	-17.5%	-18.5%	-19.6%	-20.9%	-22.3%	-23.8%	-25.4%
-5%	-7.5%	-7.4%	-7.5%	-7.8%	-8.2%	-8.8%	-9.6%	-10.5%	-11.6%	-12.8%	-14.2%	-15.7%	-17.3%	-19.1%
0%	0.0%	0.0%	-0.1%	-0.4%	-0.8%	-1.5%	-2.3%	-3.3%	-4.5%	-5.8%	-7.3%	-8.9%	-10.7%	-12.6%
5%	7.5%	7.6%	7.5%	7.2%	6.7%	6.0%	5.1%	4.0%	2.8%	1.3%	-0.3%	-2.0%	-3.9%	-6.0%
10%	15.0%	15.4%	15.3%	14.9%	14.4%	13.7%	12.7%	11.5%	10.2%	8.7%	6.9%	5.0%	3.0%	0.8%
15%	22.5%	23.3%	23.2%	22.9%	22.3%	21.5%	20.5%	19.2%	17.8%	16.1%	14.3%	12.3%	10.1%	7.7%
20%	30.0%	31.5%	31.3%	31.0%	30.3%	29.5%	28.4%	27.1%	25.6%	23.8%	21.8%	19.7%	17.4%	14.9%
25%	37.5%	39.8%	39.6%	39.2%	38.6%	37.7%	36.5%	35.1%	33.5%	31.6%	29.5%	27.2%	24.8%	22.1%
30%	45.0%	48.2%	48.1%	47.7%	47.0%	46.0%	44.8%	43.3%	41.6%	39.6%	37.4%	35.0%	32.3%	29.5%
35%	52.5%	56.9%	56.7%	56.3%	55.5%	54.5%	53.2%	51.7%	49.8%	47.7%	45.4%	42.8%	40.0%	37.0%
40%	60.0%	65.7%	65.5%	65.0%	64.3%	63.2%	61.8%	60.2%	58.2%	56.0%	53.5%	50.8%	47.9%	44.7%
45%	67.5%	74.6%	74.4%	73.9%	73.1%	72.0%	70.6%	68.8%	66.8%	64.4%	61.8%	59.0%	55.9%	52.6%
50%	75.0%	83.7%	83.5%	83.0%	82.2%	81.0%	79.5%	77.6%	75.5%	73.0%	70.3%	67.3%	64.0%	60.5%
55%	82.5%	93.0%	92.8%	92.3%	91.4%	90.1%	88.5%	86.6%	84.3%	81.7%	78.9%	75.7%	72.3%	68.6%
60%	90.0%	102.4%	102.2%	101.6%	100.7%	99.4%	97.7%	95.7%	93.3%	90.6%	87.6%	84.3%	80.7%	76.8%

The table below shows a performance example for a ProFund VP that has an investment objective to correspond to one and one-quarter times (1.25x) the daily performance of its benchmark. In the table, areas shaded darker represent those scenarios where the ProFund VP will underperform (i.e., return less than) the benchmark performance.

Estimated Fund Return Over One Year When the Fund Objective is to Seek Daily Investment Results, Before Fund Fees and Expenses and Leverage Costs, that Correspond to One and One-Quarter Times (1.25x) the Daily Performance of a Benchmark.

One Year Benchmark	One and One- Quarter Times (1.25x) One Year Benchmark	Benchmark Volatility
Performance	Performance	0%	5%	10%	15%	20%	25%	30%	35%	40%	45%	50%	55%	60%
-60%	-75.00%	-68.2%	-68.2%	-68.2%	-68.3%	-68.4%	-68.5%	-68.6%	-68.8%	-69.0%	-69.2%	-69.4%	-69.7%	-69.9%
-55%	-68.75%	-63.1%	-63.2%	-63.2%	-63.3%	-63.4%	-63.5%	-63.7%	-63.8%	-64.1%	-64.3%	-64.6%	-64.8%	-65.2%
-50%	-62.50%	-58.0%	-58.0%	-58.0%	-58.1%	-58.2%	-58.4%	-58.5%	-58.8%	-59.0%	-59.3%	-59.6%	-59.9%	-60.3%
-45%	-56.25%	-52.6%	-52.7%	-52.7%	-52.8%	-52.9%	-53.1%	-53.3%	-53.5%	-53.8%	-54.1%	-54.4%	-54.8%	-55.2%
-40%	-50.00%	-47.2%	-47.2%	-47.3%	-47.4%	-47.5%	-47.7%	-47.9%	-48.2%	-48.5%	-48.8%	-49.2%	-49.6%	-50.1%
-35%	-43.75%	-41.6%	-41.7%	-41.7%	-41.8%	-42.0%	-42.2%	-42.5%	-42.7%	-43.1%	-43.5%	-43.9%	-44.3%	-44.8%
-30%	-37.50%	-36.0%	-36.0%	-36.1%	-36.2%	-36.4%	-36.6%	-36.9%	-37.2%	-37.6%	-38.0%	-38.4%	-38.9%	-39.5%
-25%	-31.25%	-30.2%	-30.2%	-30.3%	-30.4%	-30.6%	-30.9%	-31.2%	-31.5%	-31.9%	-32.4%	-32.9%	-33.4%	-34.0%
-20%	-25.00%	-24.3%	-24.4%	-24.5%	-24.6%	-24.8%	-25.1%	-25.4%	-25.8%	-26.2%	-26.7%	-27.2%	-27.8%	-28.5%
-15%	-18.75%	-18.4%	-18.4%	-18.5%	-18.7%	-18.9%	-19.2%	-19.5%	-19.9%	-20.4%	-20.9%	-21.5%	-22.2%	-22.8%
-10%	-12.50%	-12.3%	-12.4%	-12.5%	-12.6%	-12.9%	-13.2%	-13.6%	-14.0%	-14.5%	-15.1%	-15.7%	-16.4%	-17.1%
-5%	-6.25%	-6.2%	-6.2%	-6.4%	-6.5%	-6.8%	-7.1%	-7.5%	-8.0%	-8.5%	-9.1%	-9.8%	-10.5%	-11.3%
0%	0.00%	0.0%	0.0%	-0.2%	-0.4%	-0.6%	-1.0%	-1.4%	-1.9%	-2.5%	-3.1%	-3.8%	-4.6%	-5.5%
5%	6.25%	6.3%	6.2%	6.1%	5.9%	5.6%	5.3%	4.8%	4.3%	3.7%	3.0%	2.2%	1.4%	0.5%
10%	12.50%	12.7%	12.6%	12.5%	12.3%	12.0%	11.6%	11.1%	10.5%	9.9%	9.1%	8.3%	7.5%	6.5%
15%	18.75%	19.1%	19.0%	18.9%	18.7%	18.3%	17.9%	17.4%	16.8%	16.1%	15.4%	14.5%	13.6%	12.6%
20%	25.00%	25.6%	25.5%	25.4%	25.2%	24.8%	24.4%	23.8%	23.2%	22.5%	21.7%	20.8%	19.8%	18.7%
25%	31.25%	32.2%	32.1%	32.0%	31.7%	31.3%	30.9%	30.3%	29.7%	28.9%	28.1%	27.1%	26.1%	24.9%
30%	37.50%	38.8%	38.8%	38.6%	38.3%	37.9%	37.5%	36.9%	36.2%	35.4%	34.5%	33.5%	32.4%	31.2%
35%	43.75%	45.5%	45.5%	45.3%	45.0%	44.6%	44.1%	43.5%	42.8%	41.9%	41.0%	39.9%	38.8%	37.6%
40%	50.00%	52.3%	52.2%	52.0%	51.8%	51.3%	50.8%	50.2%	49.4%	48.5%	47.5%	46.5%	45.3%	44.0%
45%	56.25%	59.1%	59.1%	58.9%	58.6%	58.1%	57.6%	56.9%	56.1%	55.2%	54.2%	53.0%	51.8%	50.4%
50%	62.50%	66.0%	65.9%	65.7%	65.4%	65.0%	64.4%	63.7%	62.9%	61.9%	60.8%	59.6%	58.3%	56.9%
55%	68.75%	72.9%	72.9%	72.7%	72.3%	71.9%	71.3%	70.5%	69.7%	68.7%	67.6%	66.3%	65.0%	63.5%
60%	75.00%	79.9%	79.9%	79.7%	79.3%	78.8%	78.2%	77.4%	76.5%	75.5%	74.3%	73.1%	71.6%	70.1%

The table below shows a performance example for an Inverse ProFund VP (which has an investment objective to correspond to the inverse (-1x) of the daily performance of an index). In the table, areas shaded darker represent those scenarios where an Inverse ProFund VP will underperform (i.e., return less than) the benchmark performance.

Estimated Fund Return Over One Year When the Fund Objective is to Seek Daily Investment Results, Before Fees and Expenses, that Correspond to the Inverse (-1x) of the Daily Performance of a Benchmark.

One Year Benchmark	Inverse (-1x) of One Year Benchmark	Benchmark Volatility
Performance	Performance	0%	5%	10%	15%	20%	25%	30%	35%	40%	45%	50%	55%	60%
-60%	60%	150.0%	149.4%	147.5%	144.4%	140.2%	134.9%	128.5%	121.2%	113.0%	104.2%	94.7%	84.7%	74.4%
-55%	55%	122.2%	121.7%	120.0%	117.3%	113.5%	108.8%	103.1%	96.6%	89.4%	81.5%	73.1%	64.2%	55.0%
-50%	50%	100.0%	99.5%	98.0%	95.6%	92.2%	87.9%	82.8%	76.9%	70.4%	63.3%	55.8%	47.8%	39.5%
-45%	45%	81.8%	81.4%	80.0%	77.8%	74.7%	70.8%	66.2%	60.9%	54.9%	48.5%	41.6%	34.4%	26.9%
-40%	40%	66.7%	66.3%	65.0%	63.0%	60.1%	56.6%	52.3%	47.5%	42.0%	36.1%	29.8%	23.2%	16.3%
-35%	35%	53.8%	53.5%	52.3%	50.4%	47.8%	44.5%	40.6%	36.1%	31.1%	25.6%	19.8%	13.7%	7.3%
-30%	30%	42.9%	42.5%	41.4%	39.7%	37.3%	34.2%	30.6%	26.4%	21.7%	16.7%	11.3%	5.6%	-0.3%
-25%	25%	33.3%	33.0%	32.0%	30.4%	28.1%	25.3%	21.9%	18.0%	13.6%	8.9%	3.8%	-1.5%	-7.0%
-20%	20%	25.0%	24.7%	23.8%	22.2%	20.1%	17.4%	14.2%	10.6%	6.5%	2.1%	-2.6%	-7.6%	-12.8%
-15%	15%	17.6%	17.4%	16.5%	15.0%	13.0%	10.5%	7.5%	4.1%	0.3%	-3.9%	-8.4%	-13.1%	-17.9%
-10%	10%	11.1%	10.8%	10.0%	8.6%	6.8%	4.4%	1.5%	-1.7%	-5.3%	-9.3%	-13.5%	-17.9%	-22.5%
-5%	5%	5.3%	5.0%	4.2%	2.9%	1.1%	-1.1%	-3.8%	-6.9%	-10.3%	-14.0%	-18.0%	-22.2%	-26.6%
0%	0%	0.0%	-0.2%	-1.0%	-2.2%	-3.9%	-6.1%	-8.6%	-11.5%	-14.8%	-18.3%	-22.1%	-26.1%	-30.2%
5%	-5%	-4.8%	-5.0%	-5.7%	-6.9%	-8.5%	-10.5%	-13.0%	-15.7%	-18.8%	-22.2%	-25.8%	-29.6%	-33.6%
10%	-10%	-9.1%	-9.3%	-10.0%	-11.1%	-12.7%	-14.6%	-16.9%	-19.6%	-22.5%	-25.8%	-29.2%	-32.8%	-36.6%
15%	-15%	-13.0%	-13.3%	-13.9%	-15.0%	-16.5%	-18.3%	-20.5%	-23.1%	-25.9%	-29.0%	-32.3%	-35.7%	-39.3%
20%	-20%	-16.7%	-16.9%	-17.5%	-18.5%	-19.9%	-21.7%	-23.8%	-26.3%	-29.0%	-31.9%	-35.1%	-38.4%	-41.9%
25%	-25%	-20.0%	-20.2%	-20.8%	-21.8%	-23.1%	-24.8%	-26.9%	-29.2%	-31.8%	-34.7%	-37.7%	-40.9%	-44.2%
30%	-30%	-23.1%	-23.3%	-23.8%	-24.8%	-26.1%	-27.7%	-29.7%	-31.9%	-34.5%	-37.2%	-40.1%	-43.2%	-46.3%
35%	-35%	-25.9%	-26.1%	-26.7%	-27.6%	-28.8%	-30.4%	-32.3%	-34.5%	-36.9%	-39.5%	-42.3%	-45.3%	-48.3%
40%	-40%	-28.6%	-28.7%	-29.3%	-30.2%	-31.4%	-32.9%	-34.7%	-36.8%	-39.1%	-41.7%	-44.4%	-47.2%	-50.2%
45%	-45%	-31.0%	-31.2%	-31.7%	-32.6%	-33.7%	-35.2%	-37.0%	-39.0%	-41.2%	-43.7%	-46.3%	-49.0%	-51.9%
50%	-50%	-33.3%	-33.5%	-34.0%	-34.8%	-35.9%	-37.4%	-39.1%	-41.0%	-43.2%	-45.6%	-48.1%	-50.7%	-53.5%
55%	-55%	-35.5%	-35.6%	-36.1%	-36.9%	-38.0%	-39.4%	-41.0%	-42.9%	-45.0%	-47.3%	-49.8%	-52.3%	-55.0%
60%	-60%	-37.5%	-37.7%	-38.1%	-38.9%	-40.0%	-41.3%	-42.9%	-44.7%	-46.7%	-49.0%	-51.3%	-53.8%	-56.4%

The table below shows a performance example for an Inverse ProFund VP that has an investment objective to correspond to one and one quarter times the inverse (-1.25x) of the daily performance of a benchmark. In the table, areas shaded darker represent those scenarios where the ProFund VP will underperform (i.e., return less than) the benchmark performance.

Estimated Fund Return Over One Year When the Fund Objective is to Seek Daily Investment Results, Before Fees and Expenses, that Correspond to One and One-Quarter Times the Inverse (-1.25x) of the Daily Performance of a Benchmark.

One Year	One and One-Quarter Times the Inverse (-1.25x) of One Year Benchmark	Benchmark Volatility
Benchmark	Performance	0%	5%	10%	15%	20%	25%	30%	35%	40%	45%	50%	55%	60%
-60%	75.00%	214.4%	213.3%	210.0%	204.6%	197.2%	187.9%	177.0%	164.6%	151.0%	136.5%	121.2%	105.4%	89.5%
-55%	68.75%	171.3%	170.4%	167.5%	162.9%	156.5%	148.5%	139.1%	128.4%	116.7%	104.1%	90.9%	77.3%	63.5%
-50%	62.50%	137.8%	137.0%	134.5%	130.4%	124.8%	117.8%	109.6%	100.2%	89.9%	78.9%	67.3%	55.4%	43.4%
-45%	56.25%	111.1%	110.4%	108.2%	104.6%	99.6%	93.4%	86.0%	77.7%	68.6%	58.8%	48.5%	38.0%	27.3%
-40%	50.00%	89.4%	88.7%	86.7%	83.5%	79.0%	73.4%	66.9%	59.4%	51.2%	42.4%	33.2%	23.8%	14.1%
-35%	43.75%	71.3%	70.7%	68.9%	66.0%	62.0%	56.9%	51.0%	44.2%	36.8%	28.9%	20.6%	12.0%	3.3%
-30%	37.50%	56.2%	55.6%	54.0%	51.3%	47.6%	43.0%	37.6%	31.5%	24.7%	17.5%	9.9%	2.1%	-5.9%
-25%	31.25%	43.3%	42.8%	41.3%	38.8%	35.4%	31.2%	26.2%	20.6%	14.4%	7.8%	0.8%	-6.4%	-13.6%
-20%	25.00%	32.2%	31.7%	30.3%	28.1%	24.9%	21.1%	16.5%	11.3%	5.5%	-0.6%	-7.0%	-13.6%	-20.3%
-15%	18.75%	22.5%	22.1%	20.8%	18.7%	15.8%	12.2%	8.0%	3.1%	-2.2%	-7.8%	-13.8%	-19.9%	-26.1%
-10%	12.50%	14.1%	13.7%	12.5%	10.5%	7.8%	4.5%	0.5%	-4.0%	-8.9%	-14.2%	-19.7%	-25.4%	-31.2%
-5%	6.25%	6.6%	6.2%	5.1%	3.3%	0.8%	-2.3%	-6.1%	-10.3%	-14.9%	-19.8%	-25.0%	-30.3%	-35.7%
0%	0.00%	0.0%	-0.4%	-1.4%	-3.1%	-5.5%	-8.4%	-11.9%	-15.8%	-20.1%	-24.8%	-29.6%	-34.6%	-39.7%
5%	-6.25%	-5.9%	-6.2%	-7.2%	-8.8%	-11.1%	-13.8%	-17.1%	-20.8%	-24.9%	-29.2%	-33.8%	-38.5%	-43.3%
10%	-12.50%	-11.2%	-11.5%	-12.5%	-14.0%	-16.1%	-18.7%	-21.8%	-25.3%	-29.1%	-33.2%	-37.5%	-42.0%	-46.5%
15%	-18.75%	-16.0%	-16.3%	-17.2%	-18.6%	-20.6%	-23.1%	-26.0%	-29.3%	-32.9%	-36.8%	-40.9%	-45.1%	-49.4%
20%	-25.00%	-20.4%	-20.7%	-21.5%	-22.9%	-24.7%	-27.1%	-29.8%	-33.0%	-36.4%	-40.1%	-44.0%	-48.0%	-52.0%
25%	-31.25%	-24.3%	-24.6%	-25.4%	-26.7%	-28.5%	-30.7%	-33.3%	-36.3%	-39.6%	-43.1%	-46.8%	-50.6%	-54.4%
30%	-37.50%	-28.0%	-28.2%	-29.0%	-30.2%	-31.9%	-34.0%	-36.5%	-39.4%	-42.5%	-45.8%	-49.3%	-52.9%	-56.6%
35%	-43.75%	-31.3%	-31.5%	-32.2%	-33.4%	-35.0%	-37.1%	-39.4%	-42.2%	-45.1%	-48.3%	-51.6%	-55.1%	-58.6%
40%	-50.00%	-34.3%	-34.6%	-35.3%	-36.4%	-37.9%	-39.9%	-42.1%	-44.7%	-47.6%	-50.6%	-53.8%	-57.1%	-60.4%
45%	-56.25%	-37.2%	-37.4%	-38.0%	-39.1%	-40.6%	-42.4%	-44.6%	-47.1%	-49.8%	-52.7%	-55.8%	-58.9%	-62.1%
50%	-62.50%	-39.8%	-40.0%	-40.6%	-41.6%	-43.1%	-44.8%	-46.9%	-49.3%	-51.9%	-54.7%	-57.6%	-60.6%	-63.7%
55%	-68.75%	-42.2%	-42.4%	-43.0%	-44.0%	-45.3%	-47.0%	-49.1%	-51.3%	-53.8%	-56.5%	-59.3%	-62.2%	-65.1%
60%	-75.00%	-44.4%	-44.6%	-45.2%	-46.2%	-47.5%	-49.1%	-51.0%	-53.2%	-55.6%	-58.2%	-60.9%	-63.7%	-66.5%

The table below shows a performance example for an Inverse ProFund VP (which has an investment objective to correspond to two times the inverse (-2x) of the daily performance of a benchmark). In the table, areas shaded darker represent those scenarios where an Inverse ProFund VP will underperform (i.e., return less than) the benchmark performance.

Estimated Fund Return Over One Year When the Fund Objective is to Seek Daily Investment Results, Before Fees and Expenses, that Correspond to Two Times the Inverse (-2x) of the Daily Performance of a Benchmark.

One Year Benchmark	Two Times the Inverse (-2x) of One Year Benchmark	Benchmark Volatility
Performance	Performance	0%	5%	10%	15%	20%	25%	30%	35%	40%	45%	50%	55%	60%
-60%	120%	525.0%	520.3%	506.5%	484.2%	454.3%	418.1%	377.1%	332.8%	286.7%	240.4%	195.2%	152.2%	112.2%
-55%	110%	393.8%	390.1%	379.2%	361.6%	338.0%	309.4%	277.0%	242.0%	205.6%	169.0%	133.3%	99.3%	67.7%
-50%	100%	300.0%	297.0%	288.2%	273.9%	254.8%	231.6%	205.4%	177.0%	147.5%	117.9%	88.9%	61.4%	35.8%
-45%	90%	230.6%	228.1%	220.8%	209.0%	193.2%	174.1%	152.4%	128.9%	104.6%	80.1%	56.2%	33.4%	12.3%
-40%	80%	177.8%	175.7%	169.6%	159.6%	146.4%	130.3%	112.0%	92.4%	71.9%	51.3%	31.2%	12.1%	-5.7%
-35%	70%	136.7%	134.9%	129.7%	121.2%	109.9%	96.2%	80.7%	63.9%	46.5%	28.9%	11.8%	-4.5%	-19.6%
-30%	60%	104.1%	102.6%	98.1%	90.8%	81.0%	69.2%	55.8%	41.3%	26.3%	11.2%	-3.6%	-17.6%	-30.7%
-25%	50%	77.8%	76.4%	72.5%	66.2%	57.7%	47.4%	35.7%	23.1%	10.0%	-3.2%	-16.0%	-28.3%	-39.6%
-20%	40%	56.3%	55.1%	51.6%	46.1%	38.6%	29.5%	19.3%	8.2%	-3.3%	-14.9%	-26.2%	-36.9%	-46.9%
-15%	30%	38.4%	37.4%	34.3%	29.4%	22.8%	14.7%	5.7%	-4.2%	-14.4%	-24.6%	-34.6%	-44.1%	-53.0%
-10%	20%	23.5%	22.5%	19.8%	15.4%	9.5%	2.3%	-5.8%	-14.5%	-23.6%	-32.8%	-41.7%	-50.2%	-58.1%
-5%	10%	10.8%	10.0%	7.5%	3.6%	-1.7%	-8.1%	-15.4%	-23.3%	-31.4%	-39.6%	-47.7%	-55.3%	-62.4%
0%	0%	0.0%	-0.7%	-3.0%	-6.5%	-11.3%	-17.1%	-23.7%	-30.8%	-38.1%	-45.5%	-52.8%	-59.6%	-66.0%
5%	-10%	-9.3%	-10.0%	-12.0%	-15.2%	-19.6%	-24.8%	-30.8%	-37.2%	-43.9%	-50.6%	-57.2%	-63.4%	-69.2%
10%	-20%	-17.4%	-18.0%	-19.8%	-22.7%	-26.7%	-31.5%	-36.9%	-42.8%	-48.9%	-55.0%	-61.0%	-66.7%	-71.9%
15%	-30%	-24.4%	-25.0%	-26.6%	-29.3%	-32.9%	-37.3%	-42.3%	-47.6%	-53.2%	-58.8%	-64.3%	-69.5%	-74.3%
20%	-40%	-30.6%	-31.1%	-32.6%	-35.1%	-38.4%	-42.4%	-47.0%	-51.9%	-57.0%	-62.2%	-67.2%	-72.0%	-76.4%
25%	-50%	-36.0%	-36.5%	-37.9%	-40.2%	-43.2%	-46.9%	-51.1%	-55.7%	-60.4%	-65.1%	-69.8%	-74.2%	-78.3%
30%	-60%	-40.8%	-41.3%	-42.6%	-44.7%	-47.5%	-50.9%	-54.8%	-59.0%	-63.4%	-67.8%	-72.0%	-76.1%	-79.9%
35%	-70%	-45.1%	-45.5%	-46.8%	-48.7%	-51.3%	-54.5%	-58.1%	-62.0%	-66.0%	-70.1%	-74.1%	-77.9%	-81.4%
40%	-80%	-49.0%	-49.4%	-50.5%	-52.3%	-54.7%	-57.7%	-61.1%	-64.7%	-68.4%	-72.2%	-75.9%	-79.4%	-82.7%
45%	-90%	-52.4%	-52.8%	-53.8%	-55.5%	-57.8%	-60.6%	-63.7%	-67.1%	-70.6%	-74.1%	-77.5%	-80.8%	-83.8%
50%	-100%	-55.6%	-55.9%	-56.9%	-58.5%	-60.6%	-63.2%	-66.1%	-69.2%	-72.5%	-75.8%	-79.0%	-82.1%	-84.9%
55%	-110%	-58.4%	-58.7%	-59.6%	-61.1%	-63.1%	-65.5%	-68.2%	-71.2%	-74.2%	-77.3%	-80.3%	-83.2%	-85.9%
60%	-120%	-60.9%	-61.2%	-62.1%	-63.5%	-65.4%	-67.6%	-70.2%	-73.0%	-75.8%	-78.7%	-81.5%	-84.2%	-86.7%

The foregoing tables are intended to isolate the effect of benchmark volatility and benchmark performance on the return of a geared ProFund VP. A ProFund VP’s actual returns may be significantly greater or less than the returns shown above as a result of any of the factors discussed above or under “Correlation Risk” and “Compounding Risk” in the Prospectus.

NON-DIVERSIFIED STATUS. Each non-money market ProFund VP, except ProFund VP Real Estate, ProFund VP Utilities, ProFund VP Europe 30, ProFund VP Consumer Services, ProFund VP Industrials, ProFund VP Small-Cap Growth, ProFund VP Small-Cap Value, ProFund VP Mid-Cap Growth, ProFund VP Mid-Cap Value, ProFund VP Large Cap-Growth and ProFund VP Large-Cap Value, is a “non-diversified” series of the Trust. A ProFund VP’s classification as a “non-diversified” investment company means that the proportion of the ProFund’s assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. Each ProFund VP, however, intends to seek to qualify as a “regulated investment company” (“RIC”) for purposes of the Code, which imposes diversification requirements on these ProFunds VP that are less restrictive than the requirements applicable to the “diversified” investment companies under the 1940 Act. With respect to a

“non-diversified” ProFund VP, a relatively high percentage of such ProFund VP’s assets may be invested in the securities of a limited number of issues, primarily within the same economic sector or in derivative instruments with a single counterparty. That ProFund VP’s portfolio securities, therefore, may be more susceptible to any single economic, political, or regulatory occurrence or adverse impact to those issuers or from credit risk relating to that counterparty than the portfolio securities of a more diversified investment company. Under current law, a ProFund VP that is “non-diversified” but operates continuously as a “diversified” fund for three years shall become “diversified,” and thereafter may not operate as a “non-diversified” fund absent a shareholder vote.

RISKS TO MANAGEMENT. There may be circumstances outside the control of the Advisor, Trust, Administrator (as defined below), transfer agent, custodian, Distributor (as defined below), and/or a ProFund VP that make it, for all practical purposes, impossible to re-position such ProFund VP and/or to process a purchase or redemption order. Examples of such circumstances include: natural disasters; public service disruptions or utility problems such as those caused by fires, floods, extreme weather conditions, and power outages resulting in telephone, telecopy, and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the aforementioned parties, as well as the DTC, the NSCC, or any other participant in the purchase process; and similar extraordinary events. Accordingly, while the Advisor has implemented and tested a business continuity plan that transfers functions of any disrupted facility to another location and has effected a disaster recovery plan, circumstances, such as those above, may prevent a ProFund VP from being operated in a manner consistent with its investment objectives and/or principal investment strategies.

RISKS OF INDEX FUNDS. Certain ProFunds VP seek performance that corresponds to the performance of an index. There is no guarantee or assurance that the methodology used to create any index will result in a ProFund VP achieving high, or even positive, returns. Any index may underperform more traditional indices. In turn, the ProFund VP could lose value while other indices or measures of market performance increase in level or performance. In addition, each ProFund VP may be subject to the risk that an index provider may not follow its stated methodology for determining the level of the index and/or achieve the index provider’s intended performance objective.

INVESTMENT RESTRICTIONS

Each ProFund VP has adopted certain investment restrictions as fundamental policies that cannot be changed without a “vote of a majority of the outstanding voting securities” of the ProFund VP. The phrase “majority of outstanding voting securities” is defined in the 1940 Act as the lesser of: (i) 67% or more of the shares of the ProFund VP present at a duly-called meeting of shareholders, if the holders of more than 50% of the outstanding shares of the ProFund VP are present or represented by proxy; or (ii) more than 50% of the outstanding shares of the ProFund VP. (All policies of a ProFund VP not specifically identified in this Statement of Additional Information or its Prospectus as fundamental may be changed without a vote of the shareholders of the ProFund VP.) For purposes of the following limitations, all percentage limitations apply immediately after a purchase or initial investment.

(i)	(a) Each of ProFund VP UltraNASDAQ-100, ProFund VP UltraSmall-Cap, ProFund VP Europe 30, ProFund VP Bull, ProFund VP UltraBull, ProFund VP Bear and ProFund VP UltraShort NASDAQ-100 may not invest more than 25% of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry (excluding the U.S. government and its agencies and instrumentalities or repurchase agreements with respect thereto);

(b) ProFund VP Money Market may invest more than 25% of its total assets, taken at market value at the time of each investment, in the obligations of U.S. and foreign banks and other financial institutions;

(c) Each other ProFund VP not subject to Investment Restriction (i) above may concentrate its investment in the securities of companies engaged in a single industry or group of industries in accordance with its investment objective and policies as disclosed in the Prospectus and SAI to approximately the same extent as its benchmark index; and

(d) Each non-money market ProFund VP may invest more than 25% of its total assets in the securities of issuers in a group of industries to approximately the same extent as its benchmark index.

A ProFund VP may not:

(ii)	Make investments for the purpose of exercising control or management.

(iii)	Purchase or sell real estate.

(iv)

Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances and repurchase agreements and purchase and sale contracts and any similar instruments shall not be deemed to be the making of a loan, and except further that the ProFund VP may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Prospectus and this SAI, as they may be amended from time to time.

(v)	Issue senior securities to the extent such issuance would violate applicable law.

(vi)

Borrow money, except that the ProFund VP (i) may borrow from banks (as defined in the 1940 Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (iii) may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, (iv) may purchase securities on margin to the extent permitted by applicable law and (v) may enter into reverse repurchase agreements. The ProFund VP may not pledge its assets other than to secure such borrowings or, to the extent permitted by the ProFund VP’s investment policies as set forth in the Prospectus and this SAI, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

(vii)	Underwrite securities of other issuers, except insofar as the ProFund VP technically may be deemed an underwriter under the 1933 Act, as amended, in selling portfolio securities.

(viii)	Purchase or sell commodities or contracts on commodities, except to the extent the ProFund VP may do so in accordance with applicable law and the ProFund VP’s Prospectus and SAI, as they may be amended from time to time.

For purposes of determining whether the ProFunds VP are concentrated in an industry or group of industries, the Trust uses the industry sub-group classifications provided by Bloomberg, L.P. Subject to the foregoing, each ProFund VP may concentrate its investment in the securities of companies engaged in a single industry or group of industries to approximately the same extent as its benchmark and in accordance with its investment objective and policies as disclosed in the Prospectus and SAI.

Obligations under futures contracts, forward contracts and swap agreements so covered will not be considered senior securities for the purposes of a ProFund VP’s investment restrictions concerning senior securities.

DETERMINATION OF NET ASSET VALUE

The net asset values (NAV) of the shares of the ProFunds VP is determined as of the close of business of the New York Stock Exchange (“NYSE”) (ordinarily, 4:00 p.m. Eastern Time) on each day the NYSE is open for business.

To the extent that portfolio securities of a ProFund VP are traded in other markets on days when the ProFund VP’s principal trading market(s) is closed, the value of a ProFund VP’s shares may be affected on days when investors do not have access to the ProFund VP to purchase or redeem shares. This may also be the case for each ProFund VP (other than ProFund VP U.S. Government Plus, ProFund VP Rising Rates Opportunity and ProFund VP Money Market) when foreign securities trade while ADRs are not trading due to markets being closed in the United States.

The NAV per share of a ProFund VP serves as the basis for the purchase and redemption price of its shares. The NAV per share of a ProFund VP is calculated by dividing the market value of the ProFund VP’s assets, less all liabilities attributed to the ProFund VP, by the number of outstanding shares of the ProFund VP. The ProFund VP records its investment transactions no later than the next business day after the transaction order is placed. When a ProFund VP experiences net shareholder inflows, it generally records investment transactions on the business day after the transaction order is placed. When a ProFund VP experiences net shareholder outflows, it generally records investment transactions on the business day the transaction order is placed. This is intended to deal equitably with related transaction costs by having them borne in part by the investor generating those costs for the ProFund VP. ProFund VP Money Market’s NAV per share will normally be $1.00. There is no assurance that the $1.00 NAV will be maintained.

The securities in the portfolio of a non-money market ProFund VP, except as otherwise noted, that are listed or traded on a stock exchange or the NASDAQ or National Market System (“NMS”), are valued at the closing price, if available, on the exchange or market where the security is principally traded (including the NASDAQ Official Closing Price for The Financial Industry Regulatory Authority (“FINRA”) traded securities). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value may be determined with reference to the last sale price, or the closing price, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security may be valued at the mean between the closing bid and asked quotes on the exchange or system where the security is principally traded, or at the closing price, if applicable, or at such other price that the Advisor deems appropriate. Securities regularly traded in the OTC markets (for example, certain equity securities, fixed-income securities, non-exchange-listed foreign securities and certain derivative instruments), including securities listed on an exchange but that are primarily traded OTC (other than those traded on the NASDAQ) are valued on the basis of the mean between the bid and asked quotes based upon quotes furnished by primary market makers for those instruments. A ProFund VP may value its financial instruments based upon foreign securities by using market prices of domestically traded financial instruments with comparable foreign securities market exposure. Short-term debt securities maturing in sixty days or less are generally valued at amortized cost, which approximates market value.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of a ProFund VP’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar (and, therefore, the NAV of ProFunds VP that hold these securities) may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. In particular, calculation of the NAV of the ProFunds VP may not take place contemporaneously with the determination of the prices of foreign securities used in NAV calculations.

Futures contracts and options on securities, indexes and futures contracts are generally valued at their last sale price prior to the time at which the NAV per share of a ProFund VP is determined. If there is no sale on that day, exchange-traded options will be valued at the last bid quote, options traded in the OTC market will be valued at the average of the last bid quotes as obtained from two or more dealers (unless there is only one dealer, in which case that dealer’s quote is used), and futures contracts will be valued at their last sale price prior to that time at which the ProFund VP determines its NAV unless there was no sale on that day, in which case the value of a futures contract purchased by a ProFund VP will be valued at the last bid quote (if purchased by a ProFund VP) or the last asked quote (if sold by a ProFund VP) prior to the time at which a ProFund VP calculates NAV. Alternatively, fair valuation procedures as described below may be applied if deemed more appropriate. Routine valuation of certain derivatives is performed using procedures approved by the Board of Trustees.

When the Advisor determines that the price of a security is not readily available or deems the price unreliable, it may, in good faith, establish a fair value for that security in accordance with procedures established by and under the general supervision and responsibility of the Board of Trustees. The use of a fair valuation method may be appropriate if, for example, market quotations do not accurately reflect fair value for an investment, an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market), a trading halt closes an exchange or market early, or other events result in an exchange or market delaying its normal close.

AMORTIZED COST VALUATION

ProFund VP Money Market will use the amortized cost method in valuing its portfolio securities, which does not take into account unrealized capital gains or losses. This method involves valuing each security held by ProFund VP Money Market at its cost at the time of its purchase and thereafter assuming a constant amortization to maturity of any discount or premium. Accordingly, immaterial fluctuations in the market value of the securities held by ProFund VP Money Market will not be reflected in ProFund VP Money Market’s NAV. The Board of Trustees will monitor the valuation of assets using this method and will make such changes as it deems necessary to assure that the assets of ProFund VP Money Market are valued fairly in good faith.

ProFund VP Money Market’s use of the amortized cost method of valuing its securities is permitted by Rule 2a-7 under the 1940 Act. Under this rule, ProFund VP Money Market must maintain a dollar-weighted average portfolio maturity of 60 days or less, purchase only instruments having remaining maturities of 397 days or less and invest only in securities determined by or under the supervision of the Board of Trustees to be of high quality with minimal credit risks.

Pursuant to the rule, the Board of Trustees also has established procedures designed to stabilize, to the extent reasonably possible, the investors’ price per share as computed for the purpose of sales and redemptions at $1.00. These procedures include the review of ProFund VP Money Market’s holdings by the Board of Trustees, at such intervals as it deems appropriate, to determine whether the value of ProFund VP Money Market’s assets calculated by using available market quotations or market equivalents deviates from such valuation based on amortized cost.

The rule also provides that the extent of any deviation between the value of ProFund VP Money Market’s assets based on available market quotations or market equivalents and such valuation based on amortized cost must be examined by the Board of Trustees. In the event the Board of Trustees determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, pursuant to the rule, the Board of Trustees must cause ProFund VP Money Market to take such corrective action as the Board of Trustees regards as necessary and appropriate, including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or valuing ProFund VP Money Market’s assets by using available market quotations. In such event, the Board of Trustees may also suspend redemptions and postpone payment of redemption proceeds after irrevocably determining to liquidate the Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to general supervision by the Board, the Advisor is responsible for decisions to buy and sell securities and derivatives for each of the ProFunds VP and the selection of brokers and dealers to effect transactions. Purchases from dealers serving as market makers may include a dealer’s mark-up or reflect a dealer’s mark-down. Purchases and sales of U.S. government securities are normally transacted through issuers, underwriters or major dealers in U.S. government securities acting as principals. Such transactions, along with other fixed-income transactions, are made on a net basis and do not typically involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices; and transactions involving baskets of equity securities typically include brokerage commissions. As an alternative to directly purchasing securities, the Advisor may find efficiencies and cost savings by purchasing futures or using other derivative instruments like total return swaps or forward contracts. The Advisor may also choose to cross trade securities between clients to save costs where allowed under applicable law.

The policy for each Fund regarding purchases and sales of securities is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Advisor believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Advisor from obtaining a high quality of brokerage and execution services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Advisor relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and execution services received from the broker. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable. In addition to commission rates, when selecting a broker for a particular transaction, the Advisor considers but is not limited to the following efficiency factors: the broker’s availability, willingness to commit capital, reputation and integrity, facilities reliability, access to research, execution capacity, and responsiveness.

The Advisor may give consideration to placing portfolio transactions with those brokers and dealers that also furnish research and other execution related services to the Fund or the Advisor. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; information about market conditions generally; equipment that facilitates and improves trade execution; and appraisals or evaluations of portfolio securities.

For purchases and sales of derivatives (i.e., financial instruments whose value is derived from the value of an underlying asset, interest rate or index) the Advisor evaluates counterparties on the following factors: reputation and financial strength; execution prices; commission costs; ability to handle complex orders; ability to give prompt and full execution, including the ability to handle difficult trades; accuracy of reports and confirmations provided; reliability, type and quality of research provided; financing costs and other associated costs related to the transaction; and whether the total cost or proceeds in each transaction is the most favorable under the circumstances.

Consistent with a client’s investment objective, the Advisor may enter into guarantee close agreements with certain brokers. In all such cases, the agreement calls for the execution price at least to match the closing price of the security. In some cases, depending upon the circumstances, the broker may obtain a price that is better than the closing price and which under the agreement provides additional benefits to clients. The Advisor will generally distribute such benefits pro rata to applicable client trades.

In addition, the Advisor, any of its affiliates or employees and the Funds have a policy not to enter into any agreement or other understanding- whether written or oral- under which brokerage transactions or remuneration are directed to a broker to pay for distribution of a Funds shares.

Securities of “Regular Broker-Dealers”

The Funds are required to identify securities of its “regular brokers or dealers” or of their parents acquired by a ProFund VP during its most recent fiscal year or during the period of time since the ProFund VP’s organization, whichever is shorter. “Regular brokers or dealers” of a Fund are: (i) one of the 10 broker or dealers that received the greatest dollar amount of brokerage commissions from the Trust’s portfolio transactions; (ii) one of the 10 broker or dealers that engaged as principal in the largest dollar amount of portfolio transactions of the Fund; or (iii) one of the 10 broker or dealers that sold the largest dollar amounts of the Fund’s shares. During the fiscal year ended December 31, 2012, each of the following ProFund VPs were operational during that period and held securities of regular brokers or dealers to the Trust:

ProFund VP	Approximate Aggregate Value of Issuer’s Securities Owned by the ProFund VP during the fiscal year ended December 31, 2012	Name of Broker or Dealer
ProFund VP Bull	$373,446 4,230,000 183,686 5,524,000 177,000	Citigroup, Inc. Deutsche Bank Securities, Inc. The Goldman Sachs Group, Inc. UBS Securities, LLC UMB Bank N.A.
ProFund VP Mid-Cap	3,258,000 3,258,000 3,258,000	Deutsche Bank Securities, Inc. UBS Securities, LLC UMB Bank N.A.
ProFund VP Small-Cap	756,000 2,267 8,696 988,000 37,000 10,434	Deutsche Bank Securities, Inc. Knight Capital Group, Inc. Stifel Financial Corp. UBS Securities, LLC UMB Bank N.A. UMB Financial Corp.
ProFund VP Dow 30	706,000 706,000 706,000	Deutsche Bank Securities, Inc. UBS Securities, LLC UMB Bank N.A.
ProFund VP NASDAQ-100	1,625,000 2,121,000 73,000	Deutsche Bank Securities, Inc. UBS Securities, LLC UMB Bank N.A.
ProFund VP Large-Cap Value	436,585 3,000 205,627 4,000 2,000	Citigroup, Inc. Deutsche Bank Securities, Inc. The Goldman Sachs Group, Inc. UBS Securities, LLC UMB Bank N.A.
ProFund VP Large-Cap Growth	5,000 6,000 3,000	Deutsche Bank Securities, Inc. UBS Securities, LLC UMB Bank N.A.
ProFund VP Mid-Cap Value	5,000 7,000 3,000	Deutsche Bank Securities, Inc. UBS Securities, LLC UMB Bank N.A.
ProFund VP Small-Cap Value	2,000 182,516 3,000 3,000 91,012	Deutsche Bank Securities, Inc. Stifel Financial Corp. UBS Securities, LLC UMB Bank N.A. UMB Financial Corp.
ProFund VP Small-Cap Growth	65,322	UMB Financial Corp.
ProFund VP Asia 30	6,000 8,000 2,000	Deutsche Bank Securities, Inc. UBS Securities, LLC UMB Bank N.A.
ProFund VP International	2,527,000 2,527,000 2,527,000	Deutsche Bank Securities, Inc. UBS Securities, LLC UMB Bank N.A.
ProFund VP Emerging Markets	1,757,000 1,757,000 1,757,000	Deutsche Bank Securities, Inc. UBS Securities, LLC UMB Bank N.A.
ProFund VP Japan	1,987,000 1,987,000 1,987,000	Deutsche Bank Securities, Inc. UBS Securities, LLC UMB Bank N.A.
ProFund VP UltraBull	84,025 715,000 41,329	Citigroup, Inc. Deutsche Bank Securities, Inc. The Goldman Sachs Group, Inc.

ProFund VP	Approximate Aggregate Value of Issuer’s Securities Owned by the ProFund VP during the fiscal year ended December 31, 2012	Name of Broker or Dealer
	$933,000 36,000	UBS Securities, LLC UMB Bank N.A.
ProFund VP UltraMid-Cap	908,000 1,185,000 43,000	Deutsche Bank Securities, Inc. UBS Securities, LLC UMB Bank N.A.
ProFund VP UltraSmall-Cap	897,000 4,001 15,346 1,171,000 46,000 18,413	Deutsche Bank Securities, Inc. Knight Capital Group, Inc. Stifel Financial Corp. UBS Securities, LLC UMB Bank N.A. UMB Financial Corp.
ProFund VP UltraNASDAQ-100	1,205,000 1,573,000 58,000	Deutsche Bank Securities, Inc. UBS Securities, LLC UMB Bank N.A.
ProFund VP Bear	2,758,000 2,758,000 2,758,000	Deutsche Bank Securities, Inc. UBS Securities, LLC UMB Bank N.A.
ProFund VP Short Mid-Cap	232,000 232,000 232,000	Deutsche Bank Securities, Inc. UBS Securities, LLC UMB Bank N.A.
ProFund VP Short Small-Cap	858,000 858,000 858,000	Deutsche Bank Securities, Inc. UBS Securities, LLC UMB Bank N.A.
ProFund VP Short Dow 30	12,000 12,000 12,000	Deutsche Bank Securities, Inc. UBS Securities, LLC UMB Bank N.A.
ProFund VP Short NASDAQ-100	1,547,000 1,547,000 1,547,000	Deutsche Bank Securities, Inc. UBS Securities, LLC UMB Bank N.A.
ProFund VP Short International	358,000 358,000 358,000	Deutsche Bank Securities, Inc. UBS Securities, LLC UMB Bank N.A.
ProFund VP Short Emerging Markets	261,000 261,000 261,000	Deutsche Bank Securities, Inc. UBS Securities, LLC UMB Bank N.A.
ProFund VP UltraShort Dow 30	58,000 58,000 58,000	Deutsche Bank Securities, Inc. UBS Securities, LLC UMB Bank N.A.
ProFund VP UltraShort NASDAQ-100	315,000 315,000 315,000	Deutsche Bank Securities, Inc. UBS Securities, LLC UMB Bank N.A.
ProFund VP Banks	728,221 1,000 10,259	Citigroup, Inc. UMB Bank N.A. UMB Financial Corp.
ProFund VP Basic Materials	1,000 1,000 2,000	Deutsche Bank Securities, Inc. UBS Securities, LLC UMB Bank N.A.
ProFund VP Biotechnology	5,000 7,000 2,000	Deutsche Bank Securities, Inc. UBS Securities, LLC UMB Bank N.A.
ProFund VP Consumer Goods	9,000 12,000 2,000	Deutsche Bank Securities, Inc. UBS Securities, LLC UMB Bank N.A.
ProFund VP Financials	1,124,137 9,000	Citigroup, Inc. Deutsche Bank Securities, Inc.

ProFund VP	Approximate Aggregate Value of Issuer’s Securities Owned by the ProFund VP during the fiscal year ended December 31, 2012	Name of Broker or Dealer
	$538,813 12,276 12,000 3,000 16,835	The Goldman Sachs Group, Inc. Stifel Financial Corp. UBS Securities, LLC UMB Bank N.A. UMB Financial Corp.
ProFund VP Industrials	4,000 5,000 2,000	Deutsche Bank Securities, Inc. UBS Securities, LLC UMB Bank N.A.
ProFund VP Oil & Gas	6,000 8,000 2,000	Deutsche Bank Securities, Inc. UBS Securities, LLC UMB Bank N.A.
ProFund VP Precious Metals	14,138,000 14,138,000 14,138,000	Deutsche Bank Securities, Inc. UBS Securities, LLC UMB Bank N.A.
ProFund VP Semiconductor	2,000	UMB Bank N.A.
ProFund VP Technology	4,000 6,000 2,000	Deutsche Bank Securities, Inc. UBS Securities, LLC UMB Bank N.A.
ProFund VP Utilities	5,000 7,000 3,000	Deutsche Bank Securities, Inc. UBS Securities, LLC UMB Bank N.A.
ProFund VP U.S. Government Plus	5,924,000 5,924,000 5,924,000	Deutsche Bank Securities, Inc. UBS Securities, LLC UMB Bank N.A.
ProFund VP Rising Rates Opportunity	3,798,000 3,798,000 3,798,000	Deutsche Bank Securities, Inc. UBS Securities, LLC UMB Bank N.A.
ProFund VP Falling U.S. Dollar	238,000 238,000 238,000	Deutsche Bank Securities, Inc. UBS Securities, LLC UMB Bank N.A.
ProFund VP Money Market	41,434,000 41,434,000 41,434,000	Deutsche Bank Securities, Inc. UBS Securities, LLC UMB Bank N.A.

Brokerage Commissions

For the fiscal years ended December 31, 2010, 2011 and 2012, each ProFund VP paid brokerage commissions in the following amounts:

	2010	2011	2012
ProFund VP Bull	$39,430	$13,716	$5,762
ProFund VP Mid-Cap	2,202	936	574
ProFund VP Small-Cap	3,512	2,613	1,749
ProFund VP Dow 30	399	43	177
ProFund VP NASDAQ-100	5,333	4,078	5,535
ProFund VP Large-Cap Value	90,356	31,722	16,349
ProFund VP Large-Cap Growth	33,064	33,390	13,365

	2010	2011	2012
ProFund VP Mid-Cap Value	$116,917	$52,054	$22,995
ProFund VP Mid-Cap Growth	100,053	68,375	17,987
ProFund VP Small-Cap Value	99,697	34,180	23,478
ProFund VP Small-Cap Growth	56,681	44,306	13,817
ProFund VP Asia 30	85,112	13,855	10,749
ProFund VP Europe 30	42,927	14,504	7,218
ProFund VP International	1,600	143	0
ProFund VP Emerging Markets	10,457	4,395	2,499
ProFund VP Japan	9,970	8,114	6,408
ProFund VP UltraBull	104,268	14,435	38,802
ProFund VP UltraMid-Cap	43,487	7,811	2,419
ProFund VP UltraSmall-Cap	5,954	1,324	4,420
ProFund VP UltraNASDAQ-100	10,415	2,871	6,836
ProFund VP Bear	16,853	4,135	1,072
ProFund VP Short Mid-Cap	4,973	175	155
ProFund VP Short Small-Cap	1,505	193	626
ProFund VP Short Dow 30	122	0	0
ProFund VP Short NASDAQ-100	1,528	1,164	1,242
ProFund VP Short International	417	29	0
ProFund VP Short Emerging Markets	0	0	0
ProFund VP UltraShort Dow 30	3,899	1,241	15
ProFund VP UltraShort NASDAQ-100	4,302	852	396
ProFund VP Banks	44,355	19,745	14,251
ProFund VP Basic Materials	37,523	19,555	5,854
ProFund VP Biotechnology	$1,418	$5,812	14,689
ProFund VP Consumer Goods	20,967	13,272	6,331
ProFund VP Consumer Services	16,724	11,948	12,786
ProFund VP Financials	31,272	7,888	12,074
ProFund VP Health Care	6,355	15,437	8,681
ProFund VP Industrials	22,232	18,579	5,970
ProFund VP Internet	3,690	3,485	3,092

	2010	2011	2012
ProFund VP Oil & Gas	$23,179	$30,228	$14,859
ProFund VP Pharmaceuticals	15,242	20,264	19,348
ProFund VP Precious Metals	0	0	0
ProFund VP Real Estate	46,653	17,436	20,512
ProFund VP Semiconductor	4,770	3,852	4,182
ProFund VP Technology	5,208	7,022	9,215
ProFund VP Telecommunications	32,604	20,827	22,062
ProFund VP Utilities	14,799	20,662	11,311
ProFund VP U.S. Government Plus	905	159	370
ProFund VP Rising Rates Opportunity	2,007	388	321
ProFund VP Falling U.S. Dollar	78	29	29
ProFund VP Money Market	0	0	0

The nature of the ProFunds VP may cause the ProFunds VP to experience substantial differences in brokerage commissions from year to year. High portfolio turnover and correspondingly greater brokerage commissions, to a great extent, depend on the purchase, redemption, and exchange activity of a ProFund VP’s investors, as well as each Funds’ investment objective and strategies.

MANAGEMENT OF PROFUNDS

The Board of Trustees and its Leadership Structure

The Board has general oversight responsibility with respect to the operation of the Trust and the ProFunds VP. The Board has engaged the Advisor to manage the ProFunds VP and is responsible for overseeing the Advisor and other service providers to the Trust and the ProFunds VP in accordance with the provisions of the federal securities laws.

The Board is currently composed of four Trustees, including three Trustees who are not “interested persons” of the ProFunds VP, as that term is defined in the 1940 Act (each an “Independent Trustee”). In addition to four regularly scheduled meetings per year, the Board holds executive sessions (with and without employees of the Advisor), special meetings, and/or informal conference calls relating to specific matters that may require discussion or action prior to its next regular meeting. The Independent Trustees have retained “independent legal counsel” as the term is defined in the 1940 Act.

The Board has appointed Michael L. Sapir to serve as Chairman of the Board. Mr. Sapir is also the Chairman and Chief Executive Officer of the Advisor and, as such, is not an Independent Trustee. The Chairman’s primary role is to participate in the preparation of the agenda for Board meetings, to determine (with the advice of counsel) which matters need to be acted upon by the Board, and to ensure that the Board obtains all the information necessary to perform its functions and take action. The Chairman also presides at all meetings of the Board and acts, with the assistance of staff, as a liaison with service providers, officers, attorneys, and the Independent Trustees between meetings. The Chairman may perform such other functions as may be requested by the Board from time to time. The Board does not have a lead Independent Trustee.

The Board has determined that its leadership structure is appropriate in light of the characteristics of the Trust and each of the funds in the Fund Complex (defined below). These characteristics include, among other things, the fact that all the funds in the Fund Complex have common service providers. As a result, the Board addresses governance and management issues that are often common to all or most of the funds in the Fund Complex. In light of these characteristics, the Board has determined that a four-member Board, including three Independent Trustees, is of an adequate size to oversee the operations of the Trust, and that, in light of the small size of the Board, a complex Board leadership structure is not necessary or desirable. The relatively small size of the Board facilitates ready communication among the Board members, and between the Board and management, both at Board meetings and between meetings, further leading to the determination that a complex board structure was unnecessary. In view of the small size of the Board, the Board has concluded that designating one of the three Independent Trustees as the “lead Independent Trustee” would not be likely to meaningfully enhance the effectiveness of the Board. The Board reviews its leadership structure periodically and believes that its structure is appropriate to enable the Board to exercise its oversight of the funds in the Fund Complex.

The Board oversight of the Trust and the ProFunds VP extends to the Trust’s risk management processes. The Board and its Audit Committee consider risk management issues as part of their responsibilities throughout the year at regular and special meetings. The Advisor and other service providers prepare regular reports for Board and Audit Committee meetings that address a variety of risk-related matters, and the Board as a whole or the Audit Committee may also receive special written reports or presentations on a variety of risk issues at the request of the Board or the Audit Committee. For example, the portfolio managers of the ProFunds VP meet regularly with the Board to discuss portfolio performance, including investment risk, counterparty risk and the impact on the Funds of the investment in particular securities or derivatives. The Advisor also reports to the Board on various issues, including valuation, liquidity and regulatory and market issues affecting the Funds. As noted above, given the relatively small size of the Board, the Board has not regarded it as necessary to adopt a complex leadership structure in order for the Board to exercise its risk oversight function.

The Board has appointed a chief compliance officer (“CCO”) for the Trust (who is also the CCO for the Advisor). The CCO reports directly to the Board and participates in the Board’s meetings. The Independent Trustees meet at least annually in executive session with the CCO and the Fund’s CCO prepares and presents an annual written compliance report to the Board. The CCO also provides updates to the Board on the operation of the Trust’s compliance policies and procedures and on how these procedures are designed to mitigate risk. Finally, the CCO and/or other officers of the Trust report to the Board in the event any material risk issues arise.

In addition, the Audit Committee of the Board meets regularly with the Trust’s independent registered public accounting firm to make recommendations to the full Board with respect to the engagement of the independent registered public accounting firm and reviews with the independent registered public accounting firm the plan and results of the internal controls, audit engagement and matters having a material effect on the Trust’s financial operations.

The Trustees, their birth date, position held with the Trust, term of office, length of time served, and principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen and the other directorships, if any, held by each Trustee, are shown below. Unless noted otherwise, the address of each Trustee is: c/o ProFunds Trust, 7501 Wisconsin Avenue, Suite 1000, Bethesda, MD 20814.

Name and Birth Date	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Operational Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees

William D. Fertig Birth Date: 9/56	Indefinite; June 2011 to present	Context Capital Management (Alternative Asset Management): Chief Investment Officer (September 2002 to present)	ProShares (119) ProFunds (112) Access One Trust (3)	Key Energy Services

Russell S. Reynolds, III Birth Date: 7/57	Indefinite; October 1997 to present	RSR Partners, Inc. (Executive Recruitment): Managing Director (May 2007 to present); Directorship Search Group, Inc. (Executive Recruitment): President (March 1993 to May 2007)	ProShares (119) ProFunds (112) Access One Trust (3)	RSR Partners, Inc.

Michael C. Wachs Birth Date: 10/61	Indefinite; October 1997 to present	Linden Lane Advisors LLC
(Real Estate Development):
Principal (2010 to present);
Spring Mill Capital
Management, LLC (Real
Estate Development):
Principal (July 2009 to
2010); AMC Delancey
Group, Inc. (Real Estate
Development): President
		(January 2001 to May 2009)	ProShares (119) ProFunds (112) Access One Trust (3)

Name and Birth Date	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Operational Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Interested Trustee

Michael L. Sapir** Birth Date: 5/58	Indefinite; April 1997 to present	Chairman and Chief Executive Officer of the Advisor (April 1997 to present); and of ProShare Advisors LLC (November 2005 to present); ProShare Capital Management LLC; Managing Partner (June 2008 to present)	ProShares (119) ProFunds (112) Access One Trust (3)
*	The “Fund Complex” consists of all operational registered investment companies under the 1940 Act that are advised by ProFund Advisors LLC and any operational registered investment companies that have an investment advisor that is an affiliated person of ProFund Advisors LLC. Investment companies that are non-operational (and therefore, not publicly offered) as of the date of this SAI are excluded from these figures.
**	Mr. Sapir is an “interested person,” as defined by the 1940 Act, because of his ownership interest in the Advisor.

The Board was formed in 1997 prior to the inception of the Trust’s operations. Messrs. Reynolds, Wachs and Sapir were appointed to serve by the Trust’s initial trustee. Mr. Fertig joined the Board in June 2011. Each Trustee was and is currently believed to possess the specific experience, qualifications, attributes and skills necessary to serve as a Trustee of the Trust. In particular, Mr. Reynolds has previous senior executive experience in the areas of human resources and recruitment and executive organization; Mr. Wachs has previous experience in the areas of investment and real estate development; and Mr. Sapir has significant experience in the field of investment management, both as an executive and as an attorney. Mr. Fertig has significant experience in the areas of investment and asset management.

Committees

The Board has established an Audit Committee to assist the Board in performing certain of its oversight responsibilities. The Audit Committee is composed exclusively of Independent Trustees. Currently, the Audit Committee is composed of Messrs. Fertig, Reynolds and Wachs. Among other things, the Audit Committee makes recommendations to the full Board with respect to the engagement of an independent registered public accounting firm and reviews with the independent registered public accounting firm the plan and results of the internal controls, audit engagement and matters having a material effect on the Trust’s financial operations. During the past fiscal year, the Audit Committee met five times, and the Board met seven times.

Listed below for each Trustee is a dollar range of securities beneficially owned in the Trust, together with the aggregate dollar range of equity securities in all registered investment companies overseen by each Trustee that are in the same family of investment companies as the Trust, as of December 31, 2012.

Name of Trustee	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees
William D. Fertig, Trustee	None	Over $100,000
Russell S. Reynolds, III, Trustee	$10,001-$50,000	$10,001-$50,000
Michael C. Wachs, Trustee	$10,001-$50,000	$10,001-$50,000

Interested Trustee
Michael L. Sapir, Trustee and Chairman	None	None

As of April 1, 2013, the Trustees and officers of the Trust, as a group, owned outstanding shares that entitled them to give voting instructions with respect to less than one percent of the shares of any class of any ProFund.

No Independent Trustee (or an immediate family member thereof) has any share ownership in securities of the Advisor, the principal underwriter of the ProFunds VP, or any entity controlling, controlled by or under common control with the Advisor or principal underwriter of the ProFunds VP (not including registered investment companies) as of December 31, 2012.

No Independent Trustee (or an immediate family member thereof) had any direct or indirect interest, the value of which exceeds $120,000, in the Advisor, the principal underwriter of the ProFunds VP, or any entity controlling, controlled by or under common control with the Advisor or the principal underwriter of the ProFunds VP (not including registered investment companies) during the two most recently completed calendar years.

No Independent Trustee (or an immediate family member thereof) during the two most recently completed calendar years had: (i) any material interest, direct or indirect, in any transaction or series of similar transactions, in which the amount involved exceeds $120,000; or (ii) any direct or indirect relationship of any nature, in which the amount involved exceeds $120,000, with:

•	the Trust;

•	an officer of the Trust;

•

an investment company, or person that would be an investment company but for the exclusions provided by sections
3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the ProFunds VP or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Advisor or principal underwriter of the ProFunds VP;

•

an officer of an investment company, or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the ProFunds VP or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Advisor or principal underwriter of the ProFunds VP;

•	the Advisor or the principal underwriter of the ProFunds VP;

•	an officer of the Advisor or the principal underwriter of the ProFunds VP;

•	a person directly or indirectly controlling, controlled by, or under common control with the Advisor or the principal underwriter of the ProFunds VP; or

•	an officer of a person directly or indirectly controlling, controlled by, or under common control with the Advisor or the principal underwriter of the ProFunds VP.

Compensation of Trustees

During 2012, each Independent Trustee was paid a $155,000 annual retainer for service as Trustee on the Board and for service as Trustee for other funds in the Fund Complex, $7,500 for attendance at each quarterly in-person meeting of the Board, $3,000 for attendance at each special meeting of the Board, and $3,000 for attendance at telephonic meetings. Mr. Sapir receives no direct remuneration from the Trust for his services as Trustee.

The Trust does not accrue pension or retirement benefits as part of each ProFunds VP’s expenses, and Trustees are not entitled to benefits upon retirement from the Board.

The following table shows aggregate compensation paid to the Trustees for the fiscal year ended December 31, 2012.

Name:	Aggregate Compensation From ProFunds VP	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Fund Complex Paid to Trustees
Independent Trustees
William D. Fertig, Trustee	$10,441	$0	$0	$197,000
Russell S. Reynolds, III, Trustee	$10,441	$0	$0	$197,000
Michael C. Wachs, Trustee	$10,441	$0	$0	$197,000

Interested Trustee
Michael L. Sapir, Trustee and Chairman	$0	$0	$0	$0

Officers

The Trust’s executive officers (the “Officers”), their age, term of office and length of time served and their principal business occupations during the past five years, are shown below. Unless noted otherwise, the address of each Trustee and each Officer is: c/o ProFunds Trust, 7501 Wisconsin Avenue, Suite 1000, Bethesda, MD 20814.

Name, Address and Birth Date	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Todd B. Johnson Birth Date: 1/64	President	Indefinite; January 2014 to present	Chief Investment Officer of the Advisor (December 2008 to present); ProShare Advisors LLC (December 2008 to present); and ProShare Capital Management LLC (February 2009 to present)

Victor M. Frye Birth Date: 10/58	Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite; September 2004 to present	Counsel and Chief Compliance Officer of the Advisor (October 2002 to present) and ProShare Advisors (December 2004 to present); Secretary of ProFunds Distributors, Inc. (April 2008 to present)

Amy R. Doberman Birth Date: 3/62	Chief Legal Officer and Secretary	Indefinite; June 2009 to present	General Counsel of the Advisor, ProShare Advisors LLC and ProShare Capital Management LLC (April 2009 to present); Managing Director, Morgan Stanley Investment Management (July 2004 to April 2009)

Jack P. Huntington 100 Summer Street Boston, MA 02110 Birth Date: 9/70	Assistant Secretary	Indefinite; December 2008 to present	Senior Vice President of Regulatory Administration, Citi Fund Services Ohio, Inc. (September 2008 to present); Senior Counsel, MetLife, Inc. (October 2004 to September 2008)

Christopher E. Sabato 3435 Stelzer Road Columbus, OH 43219 Birth Date: 12/68	Treasurer	Indefinite; September 2009 to present	Senior Vice President, Fund Administration, Citi Fund Services Ohio, Inc. (2007 to present)

Name, Address and Birth Date	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Kenneth Schiltz 3435 Stelzer Road Columbus, OH 43219 Birth Date: 11/77	Assistant Treasurer	Indefinite; March 2011 to present.	Vice President Fund Administration, Citi Fund Services Ohio, Inc. (2005 to present)

The Officers, under the supervision of the Board, manage the day-to-day operations of the Trust. One Trustee and all of the Officers of the Trust are directors, officers or employees of ProFund Advisors or Citi Fund Services Ohio, Inc. The other Trustees are Independent Trustees. The Trustees and some Officers are also directors and officers of some or all of the other funds in the Fund Complex. The Fund Complex includes all funds advised by ProFund Advisors and any funds that have an investment advisor that is an affiliated person of ProFund Advisors.

Compensation of Officers

The Officers, other than the CCO, receive no compensation directly from the Trust for performing the duties of their offices.

PROFUND ADVISORS LLC

Under an investment advisory agreement between the Trust, on behalf of each ProFund VP, and the Advisor dated October 28, 1997 and most recently amended and restated as of March 10, 2005 (the “Agreement” or “Advisory Agreement”), each ProFund VP, except ProFund VP U.S. Government Plus, pays the Advisor a fee at an annualized rate of 0.75% of its average daily net assets. ProFund VP U.S. Government Plus pays the Advisor a fee at an annualized rate of 0.50% of its average daily net assets. The Advisor manages the investment and the reinvestment of the assets of each of the ProFunds VP, in accordance with the investment objectives, policies, and limitations of each ProFund VP, subject to the general supervision and control of Trustees and the officers of the ProFunds VP. The Advisor bears all costs associated with providing these advisory services. The Advisor has managed the ProFunds VP since their inception and also manages other similar investment vehicles. The Advisor is a limited liability company whose members are Michael L. Sapir, Louis M. Mayberg and William E. Seale, Ph.D., each of whom may be deemed to control the Advisor. The Advisor’s address is 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814. The Advisor also serves as the investment advisor to each series of Access One Trust.

For the fiscal years ended December 31, 2010, 2011 and 2012, the Advisor was entitled to, and waived, advisory fees in the following amounts for each of the ProFunds VP:

The “Earned” columns in the table below include accounts due for investment advisory services provided during the specified fiscal year including accounts that the Advisor recouped pursuant to any applicable expense limitation agreements with the ProFunds VP.

ADVISORY FEES

	2010		2011		2012
	Earned	Waived	Earned	Waived	Earned	Waived
ProFund VP Bull	$727,461	$51,914	$668,952	$44,614	$612,488	$113,858
ProFund VP Mid-Cap	$72,382	$2,621	$56,403	$4,572	88,085	13,064
ProFund VP Small-Cap	41,345	17,839	43,980	20,454	78,036	27,919
ProFund VP Dow 30	11,511	662	11,329	2,928	17,277	2,022
ProFund VP NASDAQ-100	316,565	37,641	368,848	60,705	417,170	71,457
ProFund VP Large-Cap Value	244,725	58,947	204,694	41,648	186,612	53,995

	2010		2011		2012
	Earned	Waived	Earned	Waived	Earned	Waived
ProFund VP Large-Cap Growth	256,713	46,415	241,254	44,689	217,963	45,989
ProFund VP Mid-Cap Value	230,811	51,722	184,898	35,313	184,587	49,082
ProFund VP Mid-Cap Growth	308,015	56,553	411,450	61,820	235,695	52,023
ProFund VP Small-Cap Value	224,906	73,295	177,390	54,326	212,062	77,688
ProFund VP Small-Cap Growth	248,880	56,867	312,155	66,337	229,779	57,804
ProFund VP Asia 30	656,344	47,672	513,541	59,639	297,867	69,092
ProFund VP Europe 30	337,349	11,988	307,175	40,866	195,330	28,861
ProFund VP International	84,868	2,094	105,007	10,645	53,009	9,368
ProFund VP Emerging Markets	236,843	0	211,687	23,030	149,920	21,925
ProFund VP Japan	89,218	9,693	69,911	26,075	58,989	9,599
ProFund VP UltraBull	170,610	20,469	179,211	0	149,151	28,655
ProFund VP UltraMid-Cap	226,060	26,216	210,096	31,998	143,905	27,731
ProFund VP UltraSmall-Cap	178,403	28,259	199,441	38,822	148,537	45,891
ProFund VP UltraNASDAQ-100	252,382	33,998	280,843	28,212	247,335	41,756
ProFund VP Bear	349,698	27,656	201,473	7,910	163,758	18,753
ProFund VP Short Mid-Cap	53,183	2,641	19,556	3,885	19,292	6,154
ProFund VP Short Small-Cap	93,505	12,898	61,064	7,362	56,038	12,693
ProFund VP Short Dow 30	3,493	2,163	1,003	1,003	1,092	1,092
ProFund VP Short NASDAQ-100	125,762	18,873	84,060	12,186	58,541	14,470
ProFund VP Short International	15,628	3,512	16,688	2,991	15,749	5,826
ProFund VP Short Emerging Markets	19,980	2,636	14,105	4,181	13,593	6,021
ProFund VP UltraShort Dow 30	15,787	2,828	7,895	4,004	3,572	3,572
ProFund VP UltraShort NASDAQ-100	25,110	3,943	11,835	5,134	15,244	5,829
ProFund VP Banks	58,988	14,661	37,844	10,419	44,858	15,828
ProFund VP Basic Materials	413,571	38,246	413,811	50,660	203,277	48,638
ProFund VP Biotechnology	$73,296	$9,574	$68,397	$6,589	127,462	17,586
ProFund VP Consumer Goods	129,981	22,386	135,845	22,708	128,672	28,739
ProFund VP Consumer Services	102,091	31,902	98,041	29,834	154,603	42,121
ProFund VP Financials	219,617	32,174	187,818	25,816	192,668	51,575
ProFund VP Health Care	183,497	14,592	228,160	24,783	240,869	36,828

	2010		2011		2012
	Earned	Waived	Earned	Waived	Earned	Waived
ProFund VP Industrials	135,975	34,362	139,539	35,286	98,566	30,533
ProFund VP Internet	72,558	11,131	64,300	10,469	39,545	11,351
ProFund VP Oil & Gas	540,527	59,208	714,302	117,753	489,349	104,160
ProFund VP Pharmaceuticals	64,433	7,775	97,017	13,512	139,065	28,896
ProFund VP Precious Metals	1,022,662	99,845	1,039,584	135,188	653,890	115,828
ProFund VP Real Estate	171,797	29,884	144,413	14,906	177,067	34,102
ProFund VP Semiconductor	23,353	7,564	22,319	8,383	14,921	7,147
ProFund VP Technology	118,739	8,470	122,603	12,338	119,650	17,724
ProFund VP Telecommunications	97,797	12,061	105,294	17,921	145,026	29,839
ProFund VP Utilities	259,590	26,008	309,903	43,277	337,262	69,582
ProFund VP U.S. Government Plus	319,052	49,971	259,520	55,332	322,468	97,673
ProFund VP Rising Rates Opportunity	415,821	16,263	334,398	7,199	175,739	22,695
ProFund VP Falling U.S. Dollar	11,519	1,369	13,773	4,941	8,676	6,987
ProFund VP Money Market	1,659,393	1,659,393	1,507,525	1,507,525	1,431,875	1,431,875

For the fiscal years ended December 31, 2010, December 31, 2011 and December 31, 2012, as applicable, the amounts of advisory fees waived in the chart above for certain of the ProFunds VP do not reflect the following amounts reimbursed to such Funds:

REIMBURSEMENTS

	2010	2011	2012
ProFund VP Short Dow 30	$0	$3,351	$4,000
ProFund VP UltraShort Dow 30	0	0	1,270
ProFund VP Money Market	1,110,861	1,200,712	896,991

ProFund Advisors has agreed to waive fees incurred pursuant to the Advisory Agreement and the Management Services Agreement (described below) and to reimburse certain other expenses through April 30, 2014, exclusive of brokerage costs, interest, taxes, dividends (including dividend expenses on securities sold short), litigation, indemnification, and extraordinary expenses (as determined under generally accepted accounting principles), in order to limit the annual operating expenses as follows: 1.38% and 1.35% for ProFund VP U.S. Government Plus and ProFund VP Money Market, respectively, and 1.68% for all other ProFunds VP. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund’s expenses to exceed any expense limitation in place at that time.

For the fiscal years ended December 31, 2010, 2011 and 2012, the Advisor recouped fee waivers/reimbursements from prior years in the following amounts for each of the ProFunds VP:

	2010 Recouped	2011 Recouped	2012 Recouped
ProFund VP Bull	$0	$0	$0
ProFund VP Mid-Cap	0	0	0
ProFund VP Small-Cap	0	0	0
ProFund VP Dow 30	0	0	0
ProFund VP NASDAQ-100	0	0	0
ProFund VP Large-Cap Value	0	0	0
ProFund VP Large-Cap Growth	0	0	0
ProFund VP Mid-Cap Value	0	0	0
ProFund VP Mid-Cap Growth	0	0	0
ProFund VP Small-Cap Value	0	0	0
ProFund VP Small-Cap Growth	0	0	0
ProFund VP Asia 30	0	0	0
ProFund VP Europe 30	0	0	0
ProFund VP International .	3,927	0	0
ProFund VP Emerging Markets	388	0	0
ProFund VP Japan	0	0	0
ProFund VP UltraBull	0	5,853	0
ProFund VP UltraMid-Cap	0	0	0
ProFund VP UltraSmall-Cap	0	0	0
ProFund VP UltraNASDAQ-100	0	0	0
ProFund VP Bear	0	0	0
ProFund VP Short Mid-Cap	0	0	0
ProFund VP Short Small-Cap	0	0	0
ProFund VP Short Dow 30	0	0	0
ProFund VP Short NASDAQ-100	0	0	0
ProFund VP Short Emerging Markets	0	0	0
ProFund VP Short International	0	0	0
ProFund VP UltraShort Dow 30	0	0	0
ProFund VP UltraShort NASDAQ-100	0	0	0
ProFund VP Banks	0	0	0
ProFund VP Basic Materials	0	0	0
ProFund VP Biotechnology	0	0	0

	2010 Recouped	2011 Recouped	2012 Recouped
ProFund VP Consumer Goods	0	0	0
ProFund VP Consumer Services	0	0	0
ProFund VP Financials	0	0	0
ProFund VP Health Care	0	0	0
ProFund VP Industrials	0	0	0
ProFund VP Internet	0	0	0
ProFund VP Oil & Gas	0	0	0
ProFund VP Pharmaceuticals	0	0	0
ProFund VP Precious Metals	0	0	0
ProFund VP Real Estate	0	0	0
ProFund VP Semiconductor	0	0	0
ProFund VP Technology	0	0	0
ProFund VP Telecommunications	0	0	0
ProFund VP Utilities	0	0	0
ProFund VP U.S. Government Plus	0	0	0
ProFund VP Rising Rates Opportunity	0	0	0
ProFund VP Falling U.S. Dollar	0	0	0
ProFund VP Money Market	0	0	0

The Advisor may pay, out of its own assets and at no cost to the ProFunds VP, amounts to certain broker-dealers or other financial intermediaries in connection with the provision of administrative services and/or the distribution of a ProFund VP’s shares. The Advisor has also committed to instituting certain advisory fee reductions in the future should the aggregate assets of the Trust and Access One Trust grow to exceed specified levels. A discussion regarding the basis for the Board approving the investment advisory agreement of the Trust will be (or is) available in the Trust’s annual and/or semi-annual report to shareholders.

Management Services Agreement

The Advisor, pursuant to a separate Management Services Agreement, performs certain client support and other administrative services on behalf of the ProFunds VP. These services include, in general, assisting the Board in all aspects of the administration and operation of the ProFunds VP. Other duties and services performed by the Advisor under the Management Services Agreement include, but are not limited to, negotiating contractual agreements, recommending and monitoring service providers, preparing reports for the Board regarding service providers and other matters requested by the Board, providing information to financial intermediaries, and making available employees of the Advisor to serve as officers and Trustees of the Trust.

The Board reviews and approves the Management Services Agreement on an annual basis considering a variety of factors:

•	the fairness and reasonableness of the fees and the profitability of the Advisor’s relationship with the ProFunds VP,

•	the quality of the services provided,

•	the knowledge and expertise of the Advisor’s staff,

•	the Advisor’s overall reputation, resources and staffing, and

•	other factors deemed relevant at the time of approval for the Agreement.

For these services, the Trust pays to ProFunds Advisors a fee at the annual rate of 0.10% of the average daily net assets for each ProFund VP.

For the fiscal years ended December 31, 2010, 2011 and 2012, the Advisor was entitled to, and waived, management services fees in the following amounts for each of the ProFunds VP:

MANAGEMENT SERVICES FEES

FYE 12/31

	2010		2011		2012
	Earned	Waived	Earned	Waived	Earned	Waived
ProFund VP Bull	$96,994	$6,922	$89,193	$5,948	$81,664	$15,181
ProFund VP Mid-Cap	9,651	349	7,520	610	11,744	1,742
ProFund VP Small-Cap	5,513	2,378	5,864	2,727	10,405	3,723
ProFund VP Dow 30	1,535	88	1,511	390	2,303	270
ProFund VP NASDAQ-100	42,208	5,019	49,179	8,094	55,622	9,527
ProFund VP Large-Cap Value	32,630	7,860	27,292	5,553	24,881	7,199
ProFund VP Large-Cap Growth	34,228	6,189	32,167	5,959	29,061	6,132
ProFund VP Mid-Cap Value	30,775	6,896	24,653	4,708	24,611	6,544
ProFund VP Mid-Cap Growth	41,068	7,540	54,860	8,243	31,425	6,936
ProFund VP Small-Cap Value	29,987	9,773	23,652	7,243	28,275	10,358
ProFund VP Small-Cap Growth	33,184	7,582	41,620	8,845	30,637	7,707
ProFund VP Asia 30	87,512	6,356	68,472	7,952	39,715	9,212
ProFund VP Europe 30	44,979	1,599	40,956	5,449	26,044	3,848
ProFund VP International	11,316	279	14,001	1,419	7,068	1,249
ProFund VP Emerging Markets	31,579	0	28,225	3,071	19,989	2,923
ProFund VP Japan	11,896	1,292	9,321	3,476	7,865	1,280
ProFund VP UltraBull	22,748	2,729	23,895	0	19,887	3,821
ProFund VP UltraMid-Cap	30,141	3,495	28,013	4,266	19,187	3,697
ProFund VP UltraSmall-Cap	23,787	3,768	26,592	5,176	19,805	6,119
ProFund VP UltraNASDAQ-100	$33,651	$4,533	$37,446	$3,762	32,978	5,568
ProFund VP Bear	46,626	3,687	26,863	1,055	21,834	2,500
ProFund VP Short Mid-Cap	7,091	353	2,608	518	2,572	821
ProFund VP Short Small-Cap	12,467	1,719	8,142	982	7,472	1,692
ProFund VP Short Dow 30	466	288	134	134	145	145

	2010		2011		2012
	Earned	Waived	Earned	Waived	Earned	Waived
ProFund VP Short NASDAQ-100	16,768	2,516	11,208	1,625	7,805	1,929
ProFund VP Short International	2,084	468	2,225	399	2,100	777
ProFund VP Short Emerging Markets	2,664	352	1,881	557	1,812	803
ProFund VP UltraShort Dow 30	$2,105	$377	1,053	534	477	477
ProFund VP UltraShort NASDAQ-100	3,348	526	1,578	685	2,032	777
ProFund VP Banks	7,865	1,955	5,046	1,389	5,981	2,110
ProFund VP Basic Materials	55,142	5,099	55,174	6,755	27,103	6,485
ProFund VP Biotechnology	9,773	1,276	9,119	878	16,995	2,345
ProFund VP Consumer Goods	17,331	2,985	18,113	3,028	17,156	3,832
ProFund VP Consumer Services	13,612	4,254	13,072	3,978	20,613	5,616
ProFund VP Financials	29,282	4,290	25,042	3,442	25,689	6,877
ProFund VP Health Care	24,466	1,945	30,421	3,304	32,116	4,910
ProFund VP Industrials	18,130	4,582	18,605	4,705	13,142	4,071
ProFund VP Internet	9,674	1,484	8,573	1,396	5,273	1,513
ProFund VP Oil & Gas	72,070	7,894	95,240	15,700	65,245	13,888
ProFund VP Pharmaceuticals	8,591	1,037	12,935	1,801	18,542	3,853
ProFund VP Precious Metals	136,354	13,312	138,610	18,025	87,184	15,443
ProFund VP Real Estate	22,906	3,984	19,255	1,988	23,609	4,547
ProFund VP Semiconductor	3,114	1,009	2,976	1,118	1,989	953
ProFund VP Technology	15,832	1,129	16,347	1,645	15,953	2,363
ProFund VP Telecommunications	13,040	1,608	14,039	2,389	19,336	3,978
ProFund VP Utilities	34,612	3,468	41,320	5,770	44,968	9,277
ProFund VP U.S. Government Plus	63,810	9,994	51,904	11,066	64,493	19,534
ProFund VP Rising Rates Opportunity	55,442	2,168	44,586	960	23,432	3,026
ProFund VP Falling U.S. Dollar	1,536	183	1,836	659	1,157	932
ProFund VP Money Market	$221,251	$221,251	$201,002	$201,002	190,914	190,914

ProFund Advisors Portfolio Manager Compensation

ProFund Advisors believes that its compensation program is competitively positioned to attract and retain high-caliber investment professionals. The compensation package for portfolio managers consists of a fixed-base salary, an annual incentive bonus opportunity and a competitive benefits package. A portfolio manager’s salary compensation is designed to be competitive with the marketplace and reflect a portfolio manager’s relative experience and contribution to the firm. Fixed-base salary compensation is reviewed and adjusted annually to reflect increases in the cost of living and market rates.

The annual incentive bonus opportunity provides cash bonuses based upon the firm’s overall performance and individual contributions. Principal consideration is given to appropriate risk management, teamwork and investment support activities in determining the annual bonus amount.

Portfolio managers are eligible to participate in the firm’s standard employee benefits programs, which include a competitive 401(k) retirement savings program with employer match, life insurance coverage, and health and welfare programs.

Other Accounts Managed by Portfolio Managers

Portfolio managers are generally responsible for multiple investment company accounts. As further described below, certain inherent conflicts of interest arise from the fact that portfolio managers have responsibility for multiple accounts, including conflicts relating to the allocation of investment opportunities. Listed below for each portfolio manager are the number and type of accounts managed or overseen by each team on which each portfolio manager acts as of December 31, 2012.

Name of Portfolio Manager	Number of Registered Investment Company Accounts/Total Assets		Number of Other Pooled Investment Vehicles/Total Assets		Number of Other Accounts/Total Assets
Hratch Najarian	161	$15,195,567,480	0	$0	0	$0
Jeffrey Ploshnick	10	$293,158,932	7	$956,121,437	0	$0
Michelle Liu	19	$5,039,252,166	0	$0	0	$0
Alexander Ilyasov	38	$1,103,756,328	0	$0	0	$0

**Money	Market funds not included**

Listed below for each portfolio manager is a dollar range of securities beneficially owned in the ProFunds VP managed by the portfolio manager, together with the aggregate dollar range of equity securities in all registered investment companies in the Fund Complex as of January 31, 2013 or as otherwise noted.

Name of Portfolio Manager	Dollar Range of Equity Securities in the ProFunds VP Managed by the Portfolio Manager	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies in the Fund Complex
Hratch Najarian	$0	$0
Jeffrey Ploshnick	0	1-10,000
Michelle Liu	0	0
Alexander Ilyasov	0	0

In the course of providing advisory services, the Advisor may simultaneously recommend the sale of a particular security for one account while recommending the purchase of the same security for another account if such recommendations are consistent with each client’s investment strategies. The Advisor also may recommend the purchase or sale of securities that may also be recommended by ProShare Advisors LLC, an affiliate of the Advisor.

The Advisor, its principals, officers and employees (and members of their families) and affiliates may participate directly or indirectly as investors in the Advisor’s clients, such as a ProFund VP. Thus, the Advisor may recommend to clients the purchase or sale of securities in which it, or its officers, employees or related persons have a financial interest. The Advisor may give advice and take actions in the performance of its duties to its clients that differ from the advice given or the timing and nature of actions taken, with respect to other clients’ accounts and/or employees’ accounts that may invest in some of the same securities recommended to clients.

In addition, the Advisor, its affiliates and principals may trade for their own accounts. Consequently, non-customer and proprietary trades may be executed and cleared through any prime broker or other broker utilized by clients. It is possible that officers or employees of the Advisor may buy or sell securities or other instruments that the Advisor has recommended to, or purchased for, its clients and may engage in transactions for their own accounts in a manner that is inconsistent with the Advisor’s recommendations to a client. Personal securities transactions by employees may raise potential conflicts of interest when such persons trade in a security that is owned by, or considered for purchase or sale for, a client. The Advisor has adopted policies and procedures designed to detect and prevent such conflicts of interest and, when they do arise, to ensure that it effects transactions for clients in a manner that is consistent with its fiduciary duty to its clients and in accordance with applicable law.

Any “access person” of the Advisor (as defined under the 1940 Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”)) may make security purchases, subject to the terms of the Advisor’s Code of Ethics, that are consistent with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act.

The Advisor and its affiliated persons may come into possession from time to time of material nonpublic and other confidential information about companies which, if disclosed, might affect an investor’s decision to buy, sell, or hold a security. Under applicable law, the Advisor and its affiliated persons would be prohibited from improperly disclosing or using this information for their personal benefit or for the benefit of any person, regardless of whether the person is a client of the Advisor. Accordingly, should the Advisor or any affiliated person come into possession of material nonpublic or other confidential information with respect to any company, the Advisor and its affiliated persons will have no responsibility or liability for failing to disclose the information to clients as a result of following its policies and procedures designed to comply with applicable law. However, each non-money market ProFund VP is managed using what is commonly referred to as an index strategy in an attempt to simulate the daily movement of its benchmark and the use of such index strategies may reduce conflicts of interest compared to funds using non-index investment strategies.

CODE OF ETHICS

The Trust, the Advisor, and the ProFunds Distributors, Inc. (the “Distributor”) have adopted a consolidated code of ethics (the “COE”) under Rule 17j-1 under the 1940 Act, which is designed to prevent affiliated persons of the Trust, the Advisor, and the Distributor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the ProFunds VP. There can be no assurance that the COE will be effective in preventing such activities. The COE permits personnel subject to it to invest in securities, including securities that may be held or purchased by a ProFund VP; however, such transactions are reported on a regular basis. Advisor personnel that are access persons subject to the COE are also required to report transactions in registered open-end investment companies advised or sub-advised by the Advisor. The COE is on file with the SEC and is available to the public.

PROXY VOTING POLICY AND PROCEDURES

Background

The Board of Trustees has adopted policies and procedures with respect to voting proxies relating to portfolio securities of the ProFunds VP, pursuant to which the Board has delegated responsibility for voting such proxies to the Advisor subject to the Board’s continuing oversight.

Policies and Procedures

The Advisor’s proxy voting policies and procedures (the “Guidelines”) are designed to maximize shareholder value and protect shareowner interests when voting proxies. The Advisor’s Proxy Oversight and Brokerage Allocation Committee (the “Proxy Committee”) exercises and documents the Advisor’s responsibility with regard to voting of client proxies. The Proxy Committee is composed of representatives of the Advisor’s Compliance, Legal and Portfolio Management Departments. The Proxy Committee reviews and monitors the effectiveness of the Guidelines.

To assist the Advisor in its responsibility for voting proxies and the overall proxy voting process, the Advisor has retained Institutional Shareholder Services (“ISS”) as an experienced resource in the proxy voting and corporate governance area. ISS is a subsidiary of MSCI, Inc., an independent company that specializes in, among other things, providing a variety of proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided by ISS include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting and record keeping. ISS issues quarterly reports for the Advisor to review to assure proxies are being voted properly. The Advisor and ISS also perform spot checks intra-quarter to match the voting activity with available shareholder meeting information. ISS’s management meets on a regular basis to discuss its approach to new developments and amendments to existing policies. Information on such developments or amendments in turn is provided to the Proxy Committee. The Proxy Committee reviews and, as necessary, may amend periodically the Guidelines to address new or revised proxy voting policies or procedures.

The Guidelines are maintained and implemented by ISS and are an extensive list of common proxy voting issues with recommended voting actions based on the overall goal of achieving maximum shareholder value and protection of shareholder interests. Generally, proxies are voted in accordance with the voting recommendations contained in the Guidelines. If necessary, the Advisor will be consulted by ISS on non-routine issues. Proxy issues identified in the Guidelines include but are not limited to:

•	Election of Directors - considering factors such as director qualifications, term of office and age limits.

•	Proxy Contests - considering factors such as voting for nominees in contested elections and reimbursement of expenses.

•	Election of Auditors - considering factors such as independence and reputation of the auditing firm.

•	Proxy Contest Defenses - considering factors such as board structure and cumulative voting.

•	Tender Offer Defenses - considering factors such as poison pills (stock purchase rights plans) and fair price provisions.

•	Miscellaneous Governance Issues - considering factors such as confidential voting and equal access.

•	Capital Structure - considering factors such as common stock authorization and stock distributions.

•	Executive and Director Compensation - considering factors such as performance goals and employee stock purchase plans.

•	State of Incorporation - considering factors such as state takeover statutes and voting on reincorporation proposals.

•	Mergers and Corporate Restructuring - considering factors such as spin-offs and asset sales.

•	Mutual Fund Proxy Voting - considering factors such as election of directors and proxy contests.

•	Consumer and Public Safety Issues - considering factors such as social and environmental issues as well as labor issues.

A full description of each Guideline and voting policy is maintained by the Advisor, and a complete copy of the Guidelines is available without charge, upon request (1) by calling the Advisor at 888-776-3637, (2) on the Trust’s website at www.ProFunds.com, and (3) on the SEC’s website at http://www.sec.gov.

Conflicts of Interest

From time to time, proxy issues may pose a material conflict of interest between the ProFund VP’s shareholders and the Advisor, or any affiliates thereof. Due to the limited nature of the Advisor’s activities (e.g., no underwriting business, no publicly traded affiliates, no investment banking activities, and no research recommendations), conflicts of interest are likely to be infrequent. Nevertheless, it shall be the duty of the Proxy Committee to monitor potential conflicts of interest. In the event a conflict of interest arises, the Advisor will direct ISS to use its independent judgment to vote affected proxies in accordance with approved guidelines. The Proxy Committee will disclose to the Board the voting issues that created the conflict of interest and the manner in which ISS voted such proxies.

Record of Proxy Voting

The Advisor, with the assistance of ISS, maintains for a period of at least five years a record of each proxy statement received and materials that were considered when the proxy was voted during the calendar year. Information on how the ProFunds VP voted proxies relating to portfolio securities for the 12-month (or shorter) period ended June 30 is available without charge, upon request, (1) by calling the Advisor at 888-776-3637, (2) on the Trust’s website at www.ProFunds.com, and (3) on the SEC’s website at http://www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted a policy regarding the disclosure of information about each ProFund VP’s portfolio holdings, which is reviewed on an annual basis. The Board of Trustees must approve all material amendments to this policy. A complete schedule of each ProFund VP’s portfolio holdings as of the end of each fiscal quarter will be filed with the SEC (and publicly available) within 60 days of the end of the first and third fiscal quarters, and within 70 days of the end of the second and fourth fiscal quarters. Portfolio holdings information for ProFund VP Money Market is also filed with the SEC monthly. Portfolio holdings information may be made available prior to its public availability (“Non-Standard Disclosure”)

as frequently as daily to ProFund Advisors LLC, Citi Fund Services, UMB Bank, N.A., and ProFunds Distributors, Inc. (collectively, the “Service Providers”),, and as frequently as weekly to certain non-service providers (including rating agencies, consultants and other qualified financial professionals for such purposes as analyzing and ranking the ProFunds VP or performing due diligence and asset allocation). A recipient of Non-Standard Disclosure must sign a confidentiality agreement as required by applicable law in which the recipient agrees that the information will be kept confidential, be used only for a legitimate business purpose and will not be used for trading. Recipients are required to have systems and procedures in place to ensure that the confidentiality agreement will be honored. Neither the ProFunds VP nor the Advisor may receive compensation or other consideration in connection with the disclosure of information about portfolio securities.

Non-Standard Disclosure may be authorized by the ProFunds VP’s CCO or, in his absence, any other authorized officer of the Trust if he determines that such disclosure is in the best interests of a ProFund VP’s shareholders, no conflict exists between the interests of a ProFund VP’s shareholders and those of the Advisor or Distributor, such disclosure serves a legitimate business purpose, and measures discussed in the previous paragraph regarding confidentiality are satisfied. The length of lag between the date of the information and the date on which the information is disclosed shall be determined by the officer authorizing the disclosure. The CCO is responsible for ensuring that portfolio holdings disclosures are made in accordance with this Policy. As of the date of this SAI, no parties other than the Trust’s Service Providers and any other persons identified above receive Non-Standard Disclosure.

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTING AGENT

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), 3435 Stelzer Road, Suite 1000, Columbus, Ohio 43219, is an indirect wholly-owned subsidiary of Citibank N.A. and acts as the administrator to the ProFunds VP. The Administrator provides the ProFunds VP with all required general administrative services, including, without limitation, office space, equipment, and personnel; clerical and general back office services; bookkeeping, internal accounting, and secretarial services; and the preparation and filing of reports, registration statements, proxy statements, and all other materials required to be filed or furnished by the Trust under federal and state securities laws. The Administrator pays all fees and expenses that are directly related to the services provided by the Administrator to the ProFunds VP; each ProFund VP reimburses the Administrator for all fees and expenses incurred by the Administrator that are not directly related to the services the Administrator provides to the ProFunds VP under the service agreement. Each ProFund VP may also reimburse the Administrator for such out-of-pocket expenses as incurred by the Administrator in the performance of its duties.

The Trust pays Citi an annual fee for its services as Administrator based on the aggregate average net assets of all series of the Trust. This fee ranges from 0.05% of the Trust’s average monthly net assets up to $2 billion to 0.005% of the Trust’s average monthly net assets in excess of $10 billion on an annual basis and a base fee for certain filings. Administration fees include additional fees paid to Citi by the Trust for support of the ProFunds’ Compliance Service Program.

For the fiscal years ended December 31, 2010, 2011 and 2012, Citi, as Administrator was entitled to administration fees in the following amounts for each of the ProFunds VP:

Administration Fees

	2010 Earned	2011 Earned	2012 Earned
ProFund VP Bull	$40,933	$37,371	$38,026
ProFund VP Mid-Cap	4,133	3,220	5,609
ProFund VP Small-Cap	2,325	2,477	4,886
ProFund VP Dow 30	578	652	1,098
ProFund VP NASDAQ-100	17,705	21,627	26,030
ProFund VP Large-Cap Value	13,799	11,760	11,604
ProFund VP Large-Cap Growth	14,295	13,796	13,514
ProFund VP Mid-Cap Value	13,279	10,551	11,444
ProFund VP Mid-Cap Growth	17,069	23,504	14,582

	2010 Earned	2011 Earned	2012 Earned
ProFund VP Small-Cap Value	12,814	10,036	13,226
ProFund VP Small-Cap Growth	13,574	17,547	14,233
ProFund VP Asia 30	36,687	29,562	18,921
ProFund VP Europe 30	18,899	17,516	12,412
ProFund VP International	4,668	5,934	3,274
ProFund VP Emerging Markets	13,039	12,172	9,239
ProFund VP Japan	4,885	4,031	3,663
ProFund VP UltraBull	9,851	10,337	9,590
ProFund VP UltraMid-Cap	12,170	11,923	9,105
ProFund VP UltraSmall-Cap	9,969	11,399	9,261
ProFund VP UltraNASDAQ-100	14,370	16,206	15,748
ProFund VP Bear	19,725	11,954	10,560
ProFund VP Short Mid-Cap	3,150	1,172	1,254
ProFund VP Short Small-Cap	5,493	3,571	3,618
ProFund VP Short Dow 30	188	59	69
ProFund VP Short NASDAQ-100	7,222	4,910	3,928
ProFund VP Short International	874	1,016	998
ProFund VP Short Emerging Markets	1,140	827	858
ProFund VP UltraShort Dow 30	928	468	226
ProFund VP UltraShort NASDAQ-100	1,473	692	1,052
ProFund VP Banks	3,388	2,148	2,802
ProFund VP Basic Materials	23,050	23,680	13,382
ProFund VP Biotechnology	4,322	3,967	7,994
ProFund VP Consumer Goods	7,368	7,858	8,084
ProFund VP Consumer Services	5,727	5,592	9,597
ProFund VP Financials	12,482	10,785	11,948
ProFund VP Health Care	10,418	13,188	15,059
ProFund VP Industrials	7,828	7,891	6,135
ProFund VP Internet	3,955	3,669	2,526
ProFund VP Oil & Gas	29,345	41,215	31,075
ProFund VP Pharmaceuticals	3,655	5,195	8,827

	2010 Earned	2011 Earned	2012 Earned
ProFund VP Precious Metals	57,155	60,960	41,103
ProFund VP Real Estate	9,911	8,318	11,225
ProFund VP Semiconductor	1,312	1,280	938
ProFund VP Technology	6,726	7,140	7,464
ProFund VP Telecommunications	5,392	6,010	9,335
ProFund VP Utilities	14,615	17,619	21,266
ProFund VP U.S. Government Plus	26,131	22,608	31,172
ProFund VP Rising Rates Opportunity	23,757	19,395	11,158
ProFund VP Falling U.S. Dollar	666	817	551
ProFund VP Money Market	97,197	91,800	98,509

Citi also acts as fund accounting agent for each series of the Trust. As fund accounting agent, Citi calculates the NAVs per share of each ProFund VP; and maintains the accounting books and records for the ProFunds VP. The Trust pays Citi an annual base fee, plus asset based fees and reimbursement of certain expenses, for its services as fund accounting agent. The asset based fees range from 0.10% of the Trust’s average monthly net assets up to $1 billion to 0.00375% of the Trust’s average monthly net assets in excess of $10 billion, on an annual basis.

For the fiscal years ended December 31, 2010, 2011 and 2012, Citi, as fund accounting agent, was entitled to fees in the following amounts for each of the ProFunds VP:

Fund Accounting Fees

	2010 Earned	2011 Earned	2012 Earned
ProFund VP Bull	$80,900	$78,305	85,108
ProFund VP Mid-Cap	7,750	6,484	12,123
ProFund VP Small-Cap	10,659	12,519	17,515
ProFund VP Dow 30	1,113	1,317	2,347
ProFund VP NASDAQ-100	34,269	44,706	56,646
ProFund VP Large-Cap Value	28,178	25,816	27,335
ProFund VP Large-Cap Growth	28,992	29,924	30,810
ProFund VP Mid-Cap Value	26,369	23,175	26,456
ProFund VP Mid-Cap Growth	33,710	48,462	32,771
ProFund VP Small-Cap Value	26,484	22,811	31,348
ProFund VP Small-Cap Growth	27,995	37,380	32,562
ProFund VP Asia 30	69,786	59,079	40,883
ProFund VP Europe 30	35,760	34,998	26,911

	2010 Earned	2011 Earned	2012 Earned
ProFund VP International	8,733	11,617	7,091
ProFund VP Emerging Markets	25,232	24,296	20,223
ProFund VP Japan	9,216	8,088	7,877
ProFund VP UltraBull	22,136	24,077	23,983
ProFund VP UltraMid-Cap	25,037	26,272	22,220
ProFund VP UltraSmall-Cap	24,668	30,466	26,813
ProFund VP UltraNASDAQ-100	27,703	33,504	34,547
ProFund VP Bear	38,007	24,482	22,615
ProFund VP Short Mid-Cap	5,924	2,438	2,669
ProFund VP Short Small-Cap	10,455	7,380	7,724
ProFund VP Short Dow 30	365	123	143
ProFund VP Short NASDAQ-100	13,991	9,998	8,405
ProFund VP Short International	1,699	2,118	2,144
ProFund VP Short Emerging Markets	2,205	1,681	1,857
ProFund VP UltraShort Dow 30	1,687	932	486
ProFund VP UltraShort NASDAQ-100	2,724	1,384	2,269
ProFund VP Banks	6,791	4,624	6,540
ProFund VP Basic Materials	43,827	47,265	29,138
ProFund VP Biotechnology	$8,148	$8,290	17,510
ProFund VP Consumer Goods	14,693	16,761	18,184
ProFund VP Consumer Services	12,041	12,614	21,964
ProFund VP Financials	25,263	23,200	27,444
ProFund VP Health Care	20,657	27,581	33,290
ProFund VP Industrials	16,089	17,217	14,687
ProFund VP Internet	7,793	7,461	5,720
ProFund VP Oil & Gas	56,375	83,078	67,336
ProFund VP Pharmaceuticals	7,131	10,903	19,074
ProFund VP Precious Metals	109,482	123,007	88,219
ProFund VP Real Estate	19,222	17,284	24,757
ProFund VP Semiconductor	2,827	2,848	2,278

	2010 Earned	2011 Earned	2012 Earned
ProFund VP Technology	13,886	15,536	17,066
ProFund VP Telecommunications	10,555	12,108	20,360
ProFund VP Utilities	28,383	36,752	46,047
ProFund VP U.S. Government Plus	50,520	46,689	67,264
ProFund VP Rising Rates Opportunity	44,830	38,474	23,951
ProFund VP Falling U.S. Dollar	1,265	1,674	1,183
ProFund VP Money Market	186,936	188,440	212,950

Citi also acts as transfer agent for each series of the Trust, for which Citi receives additional fees. As transfer agent, Citi maintains the shareholder account records for ProFunds VP, distributes distributions payable by the ProFunds VP, and produces statements with respect to account activity for the ProFunds VP and their shareholders.

CUSTODIAN

UMB Bank, N.A. acts as custodian to the ProFunds VP. UMB Bank, N.A.’s address is 928 Grand Avenue, Kansas City, Missouri, 64106.

For each of the ProFunds VP, the custodian, among other things, maintains a custody account or accounts in the name of each ProFund VP; receives and delivers all assets for each ProFund VP upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of each ProFund VP and pays all expenses of the ProFunds VP. For its services, the custodian receives an asset-based fee and transaction charges.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP (“PwC”) serves as the ProFunds VP’s independent registered public accounting firm and provides audit services, tax return preparation and assistance, and audit-related services in connection with certain SEC filings. PwC’s address is 100 East Pratt Street, Suite 1900, Baltimore, MD 21202.

LEGAL COUNSEL

Ropes & Gray LLP serves as counsel to the ProFunds VP. The firm’s address is Prudential Tower, 800 Boylston Street, Boston, Massachusetts 02199.

DISTRIBUTOR

ProFunds Distributors, Inc., a wholly owned subsidiary of the Advisor, serves as the distributor and principal underwriter in all fifty states, the District of Columbia and Puerto Rico and offers shares of ProFunds VP on a continuous basis. Its address is 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814. The Distributor has no role in determining the investment policies of the Trust or which securities are to be purchased or sold by the Trust.

DISTRIBUTION (12b-1) PLAN

Pursuant to a 12b-1 Plan (“Distribution Plan”), the ProFunds VP may compensate financial intermediaries from their assets for services rendered and expenses borne in connection with activities primarily intended to result in the sale of shares of the ProFunds VP. It is anticipated that a portion of the amounts paid by the ProFunds VP will be used to defray various costs incurred in connection with the printing and mailing of prospectuses, statements of additional information, and any supplements thereto and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of the shares. The ProFunds VP also may reimburse or compensate financial intermediaries and third-party broker-dealers for their services in connection with the distribution of the shares of the ProFunds VP.

The Distribution Plan provides that the Trust, on behalf of each ProFund VP, will pay annually 0.25% of the average daily net assets of a ProFund VP in respect of activities primarily intended to result in the sale of its shares. Under the terms of the Distribution Plan and related agreements, each ProFund VP is authorized to make quarterly payments that may be used to compensate entities providing distribution services with respect to the shares of the ProFund VP for such entities’ fees or expenses incurred or paid in that regard.

The Distribution Plan is of a type known as a “compensation” plan because payments may be made for services rendered to the ProFunds VP regardless of the level of expenditures by the financial intermediaries. The Trustees will, however, take into account such expenditures for purposes of reviewing operations under the Distribution Plan in connection with their annual consideration of the Distribution Plan’s renewal. Expenditures under the Distribution Plan may include, without limitation: (a) the printing and mailing of ProFunds VP prospectuses, statements of additional information, any supplements thereto and shareholder reports for prospective investors; (b) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the ProFunds VP; (c) holding seminars and sales meetings designed to promote the distribution of the ProFunds VP shares; (d) obtaining information and providing explanations to wholesale and retail distributors of contracts regarding the investment objectives and policies and other information about the ProFunds VP, including the performance of the ProFunds VP; (e) training sales personnel regarding the ProFunds VP; and (f) financing any other activity that is primarily intended to result in the sale of shares of the ProFunds VP. In addition, a financial intermediary may enter into an agreement with the Trust under which it would be entitled to receive compensation for, among other things, making the ProFunds VP available to its contract owners as a funding vehicle for variable insurance contracts.

The Distribution Plan and any related agreement that is entered into by the Trust in connection with the Distribution Plan will continue from year-to-year only so long as continuance is specifically approved at least annually by a vote of a majority of the Board of Trustees, and of a majority of the Trustees who are not “interested persons” of the Trust and who have no financial interest in the operation of the Distribution Plan or any related agreement (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on the Distribution Plan or any related agreement, as applicable. In addition, the Distribution Plan and any related agreement may be terminated as to a ProFund VP at any time, without penalty, by vote of a majority of the outstanding shares of the ProFund VP or by vote of a majority of the Independent Trustees. The Distribution Plan also provides that it may not be amended to increase materially the amount (0.25% of average daily net assets annually) that may be spent for distribution of shares of the ProFund VP without the approval of shareholders of the ProFund VP.

For the fiscal year ended December 31, 2012, each ProFund VP listed below paid the following amount pursuant to the Distribution Plan for distribution services with respect to the shares of the ProFund VP:

	12b-1 Fees
Fund	Paid	Waived
ProFund VP Bull	$204,163	$0
ProFund VP Mid-Cap	29,362	0
ProFund VP Small-Cap	26,012	0
ProFund VP Dow 30	5,759	0
ProFund VP NASDAQ-100	139,057	0
ProFund VP Large-Cap Value	62,204	0
ProFund VP Large-Cap Growth	72,654	0
ProFund VP Mid-Cap Value	61,529	0
ProFund VP Mid-Cap Growth	78,565	0
ProFund VP Small-Cap Value	70,687	0
ProFund VP Small-Cap Growth	76,593	0
ProFund VP Asia 30	99,289	0
ProFund VP Europe 30	65,110	0

	12b-1 Fees
Fund	Paid	Waived
ProFund VP International	17,670	0
ProFund VP Emerging Markets	49,973	0
ProFund VP Japan	19,663	0
ProFund VP UltraBull	49,717	0
ProFund VP UltraMid-Cap	47,969	0
ProFund VP UltraSmall-Cap	49,512	0
ProFund VP UltraNASDAQ-100	82,445	$0
ProFund VP Bear	54,586	$0
ProFund VP Short Mid-Cap	6,431	0
ProFund VP Short Small-Cap	18,679	0
ProFund VP Short Dow 30	364	0
ProFund VP Short NASDAQ-100	19,514	0
ProFund VP Short International	5,250	0
ProFund VP Short Emerging Markets	4,531	0
ProFund VP UltraShort Dow 30	1,191	0
ProFund VP UltraShort NASDAQ-100	5,081	0
ProFund VP Banks	14,953	0
ProFund VP Basic Materials	67,759	0
ProFund VP Biotechnology	42,487	0
ProFund VP Consumer Goods	42,891	0
ProFund VP Consumer Services	51,534	0
ProFund VP Financials	64,223	0
ProFund VP Health Care	80,290	0
ProFund VP Industrials	32,856	0
ProFund VP Internet	13,182	0
ProFund VP Oil & Gas	163,116	0
ProFund VP Pharmaceuticals	46,355	$0
ProFund VP Precious Metals	217,963	0
ProFund VP Real Estate	59,022	0
ProFund VP Semiconductor	4,974	0
ProFund VP Technology	39,883	0

	12b-1 Fees
Fund	Paid	Waived
ProFund VP Telecommunications	48,342	0
ProFund VP Utilities	112,421	0
ProFund VP U.S. Government Plus	161,234	0
ProFund VP Rising Rates Opportunity	58,580	0
ProFund VP Falling U.S. Dollar	2,892	0
ProFund VP Money Market	148,533	0

PAYMENTS TO THIRD PARTIES FROM THE ADVISOR AND/OR DISTRIBUTOR

The Advisor and the Distributor may from time to time pay significant amounts to financial firms in connection with the sale or servicing of the ProFunds VP and for other services such as those described in the Prospectus. This information is provided in order to assist broker-dealers in satisfying certain requirements of Rule 10b-10 under the Securities Exchange Act of 1934, as amended, which provides that broker-dealers must provide information to customers regarding any remuneration they receive in connection with a sales transaction. You should consult your financial advisor and review carefully any disclosure by the financial firm as to compensation received by your financial advisor.

In addition, the Distributor and ProFund Advisors and their affiliates may from time to time make additional payments such as cash bonuses or provide other incentives to selected financial firms as compensation for services (including preferential services) such as, without limitation, paying for active asset allocation services provided to investors in the ProFunds VP, providing the ProFunds VP with “shelf space” or a higher profile with the financial firms’ financial consultants and their customers, placing the ProFunds VP on the financial firms’ preferred or recommended fund list or otherwise identifying the ProFunds VP as being part of a complex to be accorded a higher degree of marketing support than complexes not making such payments, granting the Distributor or ProFund Advisors access to the financial firms’ financial consultants (including through the firms’ intranet websites) in order to promote the ProFunds VP, promotions in communications with financial firms’ customers such as in the firms’ internet websites or in customer newsletters, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these additional payments to financial firms. On some occasions, such payments may be conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a ProFund VP, all other ProFunds, other funds sponsored by ProFund Advisors and their affiliates together and/or a particular class of shares, during a specified period of time. The Distributor and ProFund Advisors may also make payments to one or more participating financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the ProFunds VP and the quality of the financial firm’s relationship with the Distributor or ProFund Advisors and their affiliates.

The additional payments described above are made out of the Distributor’s or ProFund Advisors’ (or their affiliates’) own assets, as applicable, pursuant to agreements with brokers and do not change the price paid by investors for the purchase of a ProFund VP’s shares or the amount a ProFund VP will receive as proceeds from such sales. These payments may be made to financial firms selected by the Distributor or ProFund Advisors or their affiliates to the financial firms that have sold significant amounts of shares of the ProFunds VP. Dealers may not use sales of the ProFunds VP’s shares to qualify for this compensation to the extent prohibited by the laws or rules of any state or any self-regulatory agency, such as FINRA. The level of payment made to financial firm(s) in any future year will vary, may be subject to certain minimum payment levels, and is typically calculated as a percentage of sales made to and/or assets held by customers of the financial firm. In some cases, in addition to the payments described above, the Distributor, ProFund Advisors and/or their affiliates will make payments for special events such as a conferences or seminars sponsored by one of such financial firms.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund (including ProFunds VP) over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your financial advisor and review carefully any disclosure by the financial firm as to compensation received by that firm and/or your financial advisor.

Representatives of the Distributor, ProFund Advisors and their affiliates visit brokerage firms on a regular basis to educate financial advisors about the ProFunds VP and to encourage the sale of ProFund VP shares to their clients. The costs and expenses associated with these efforts may include, but are not limited to, travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Although a ProFund VP may use financial firms that sell ProFund VP shares to effect transactions for the ProFund VP’s portfolio, the ProFund VP and ProFund Advisors will not consider the sale of ProFund VP shares as a factor when choosing financial firms to make those transactions.

DISTRIBUTION OF FUND SHARES TO GOVERNMENT SPONSORED RETIREMENT PLANS

The Funds do not accept purchases from any government plan or program as defined under Rule 206(4)-5(f)(8) under the Advisers Act. Specifically, the Funds will not accept, and any broker-dealer should not accept, any order for the purchase of Fund shares on behalf of any participant-directed investment program or plan sponsored or established by a State or political subdivision or any agency, authority or instrumentality thereof, including, but not limited to, a “qualified tuition plan” authorized by Section 529 of the Code, a retirement plan authorized by Section 403(b) or 457 of the Code, or any similar program or plan.

ADMINISTRATIVE SERVICES

The Trust, on behalf of the ProFunds VP, may enter into administrative services agreements with insurance companies pursuant to which the insurance companies will provide administrative services with respect to the ProFunds VP. These services may include, but are not limited to: coordinating matters relating to the operation of an insurer’s separate account with the ProFunds VP, including necessary coordination with other service providers; coordinating the preparation of necessary documents to be submitted to regulatory authorities; providing assistance to variable contract owners who use or intend to use the ProFunds VP as funding vehicles for their variable contracts; coordinating with the Advisor regarding investment limitations and parameters to which the ProFunds VP are subject; generally assisting with compliance with applicable regulatory requirements, responding to ministerial inquiries concerning the ProFund VP’s investment objectives, investment programs, policies and performance; transmitting, on behalf of the ProFunds VP, proxy statements, annual reports, updated prospectuses, and other communications regarding the ProFunds VP; and providing any related services as the ProFunds VP or their investors may reasonably request. Because of the relatively higher volume of transactions in ProFunds VP, generally, ProFunds VP are authorized to pay higher administrative service fees than might be the case for more traditional mutual funds. To the extent any of these fees are paid by the ProFunds VP, they are included in the amount appearing opposite the caption “Other Expenses” under “Annual Fund Operating Expenses” in the expense tables contained in the Prospectus. In addition, the Advisor or Distributor may compensate such financial intermediaries or their agents directly or indirectly for such services.

Compensation paid by the Advisor or Distributor out of their own resources for such services is not reflected in the fees and expenses outlined in the fee table for each ProFund VP.

For these services, the Trust may pay each insurer a quarterly fee equal on an annual basis to up to 0.35% of the average daily net assets of each ProFund VP that are invested in such ProFund VP through the insurer’s separate account, or an annual fee that may vary depending upon the number of investors that utilize the ProFunds VP as the funding medium for their contracts. The insurance company may impose other account or service charges. See the Prospectus for the separate account of the insurance company for additional information regarding such charges.

For the fiscal years ended December 31, 2010, 2011 and 2012, each ProFund VP listed below paid the following administrative services fees:

	2010	2011	2012
ProFund VP Bull	$293,210	$261,891	$242,152
ProFund VP Mid-Cap	23,916	18,528	28,494
ProFund VP Small-Cap	13,632	14,543	25,457
ProFund VP Dow 30	272	930	1,418
ProFund VP NASDAQ-100	133,806	152,763	165,959
ProFund VP Large-Cap Value	111,494	88,440	81,989
ProFund VP Large-Cap Growth	115,782	108,407	92,474
ProFund VP Mid-Cap Value	107,087	84,665	85,435
ProFund VP Mid-Cap Growth	142,506	188,132	110,248
ProFund VP Small-Cap Value	97,093	73,923	85,001
ProFund VP Small-Cap Growth	109,296	137,757	99,487
ProFund VP Asia 30	247,588	188,015	98,741
ProFund VP Europe 30	136,268	122,691	70,978
ProFund VP International	27,621	33,492	16,181
ProFund VP Emerging Markets	77,435	68,427	48,388
ProFund VP Japan	40,628	31,288	24,468
ProFund VP UltraBull	57,378	55,179	43,629
ProFund VP UltraMid-Cap	100,727	91,642	60,816
ProFund VP UltraSmall-Cap	70,716	76,254	53,659
ProFund VP UltraNASDAQ-100	108,390	117,630	99,789
ProFund VP Bear	149,916	81,609	63,658
ProFund VP Short Mid-Cap	18,746	8,189	7,134
ProFund VP Short Small-Cap	34,934	21,216	20,010
ProFund VP Short Dow 30	163	184	52
ProFund VP Short NASDAQ-100	52,881	32,782	21,065
ProFund VP Short International	4,855	4,956	4,635
ProFund VP Short Emerging Markets	6,293	4,154	3,962
ProFund VP UltraShort Dow 30	3,992	2,296	734
ProFund VP UltraShort NASDAQ-100	5,320	2,909	3,767
ProFund VP Banks	27,192	17,192	19,098
ProFund VP Basic Materials	178,338	172,756	82,475

ProFund VP Biotechnology	33,313	27,686	48,976
ProFund VP Consumer Goods	60,060	61,672	56,285
ProFund VP Consumer Services	46,040	42,581	61,672
ProFund VP Financials	85,896	70,873	73,949
ProFund VP Health Care	73,882	92,526	94,333
ProFund VP Industrials	63,066	63,263	42,251
ProFund VP Internet	33,608	29,605	17,676
ProFund VP Oil & Gas	231,193	296,988	202,352
ProFund VP Pharmaceuticals	28,250	40,876	54,443
ProFund VP Precious Metals	450,296	452,946	271,261
ProFund VP Real Estate	78,462	65,802	76,475
ProFund VP Semiconductor	$10,701	10,280	6,198
ProFund VP Technology	40,227	40,892	36,938
ProFund VP Telecommunications	43,467	46,050	58,769
ProFund VP Utilities	112,389	135,407	139,153
ProFund VP U.S. Government Plus	197,233	149,047	187,428
ProFund VP Rising Rates Opportunity	163,413	127,485	66,071
ProFund VP Falling U.S. Dollar	3,840	4,586	2,890
ProFund VP Money Market	254,804	175,077	100,068

COSTS AND EXPENSES

Each ProFund VP bears all expenses of its operations other than those assumed by the Advisor or the Administrator. ProFund VP expenses include, but are not limited to: the investment advisory fee; the management services fee; administrative fees, transfer agency fees and shareholder servicing fees; compliance service fees; anti-money laundering administration fees; custodian and accounting fees and expenses; principal financial officer/treasurer service fees; brokerage and transaction fees; legal and auditing fees; securities valuation expenses; fidelity bonds and other insurance premiums; expenses of preparing and printing prospectuses, proxy statements, and shareholder reports and notices; registration fees and expenses; proxy and annual meeting expenses, if any; licensing fees; all federal, state, and local taxes (including, without limitation, stamp, excise, income, and franchise taxes); organizational costs; and Independent Trustees’ fees and expenses.

ORGANIZATION AND DESCRIPTION OF SHARES OF BENEFICIAL INTEREST

The Trust is a registered open-end investment company under the 1940 Act. The Trust was organized as a Delaware statutory trust on April 17, 1997, and has authorized capital of unlimited shares of beneficial interest of no par value which may be issued in more than one class or series. Currently, the Trust consists of multiple separately managed series. Other separate series may be added in the future.

All shares of the ProFunds VP are freely transferable. The shares do not have preemptive rights or cumulative voting rights, and none of the shares have any preference to conversion, exchange, dividends, retirements, liquidation, redemption, or any other feature. The shares have equal voting rights, except that, in a matter affecting a particular series or class of shares, only shares of that series or class may be entitled to vote on the matter.

Under Delaware law, the Trust is not required to hold an annual shareholders meeting if the 1940 Act does not require such a meeting. Generally, there will not be annual meetings of Trust shareholders. Trust shareholders may remove Trustees from office by votes cast at a meeting of Trust shareholders or by written consent. If requested by shareholders of at least 10% of the outstanding shares of the Trust, the Trust will call a meeting of ProFunds VP’s shareholders for the purpose of voting upon the question of removal of a Trustee of the Trust and will assist in communications with other Trust shareholders.

The Declaration of Trust of the Trust disclaims liability of the shareholders or the officers of the Trust for acts or obligations of the Trust which are binding only on the assets and property of the Trust. The Declaration of Trust provides for indemnification of the Trust’s property for all loss and expense of any ProFund VP’s shareholder held personally liable for the obligations of the Trust. The risk of a Trust shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the ProFunds VP would not be able to meet the Trust’s obligations and this risk, thus, should be considered remote.

If a ProFund VP does not grow to a size to permit it to be economically viable, the ProFund VP may cease operations. In such an event, investors may be required to liquidate or transfer their investments at an inopportune time.

PRINCIPAL HOLDERS AND CONTROL PERSONS

Control Persons and Principal Holders of Securities

As of April 1, 2013, the Trustees and officers of the Trust, as a group, owned outstanding shares that entitled them to give voting instructions with respect to less than one percent of the shares of any class of a Fund.

See Appendix D to this SAI for a list of the Principal Holders and Control Persons of each Fund.

TAXATION

Set forth below is a general discussion of certain U.S. federal income tax issues concerning the ProFunds VP and the purchase, ownership, and disposition of ProFund VP shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of ProFund VP shares, including in connection with a Variable Contract (as defined below) or a qualified pension or retirement plan, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

Taxation of the shareholders. Shares of each ProFund VP will be available only to (i) participating insurance companies and their separate accounts that fund variable annuity contracts, variable life insurance policies or other variable insurance contracts (collectively, Variable Contracts), (ii) qualified pension or retirement plans, and (iii) the Advisor. Under current law, the shareholders that are life insurance company segregated asset accounts generally will not be subject to income tax currently on income from a ProFund VP to the extent such income is applied to increase the values of Variable Contracts. Qualified pension or retirement plans qualify separately for exemption from tax on such income.

The discussion below is generally based on the assumption that the shares of each ProFund VP will be respected as owned for U.S. federal income tax purposes by insurance company separate accounts and qualified pension or retirement plans. If this is not the case, the person or persons determined to own the ProFund VP shares will be currently taxed on ProFund VP distributions, and on the proceeds of any redemption of ProFund VP shares, under applicable federal income tax rules that may not be described herein.

For information concerning the federal income tax consequences to a holder of a Variable Contract or a participant in a qualified pension or retirement plan, refer to the prospectus for the particular contract or to the plan materials. Because insurance companies (and certain other investors) will be the only shareholders of a ProFund VP, no attempt is made here to particularly describe the tax consequences at the shareholder level of an investment in a ProFund VP.

Taxation of the Fund. Each of the ProFunds VP has elected and intends to be taxed each year as a RIC under Subchapter M of the Code. A RIC generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. To qualify for treatment as a RIC, each ProFund VP generally must, among other things:

(a) derive in each taxable year at least 90% of its gross income from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gain from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” as defined below (the income described in this subparagraph (a), “Qualifying Income”);

(b) diversify its holdings so that, at the end of each quarter of the ProFund VP’s taxable year, (i) at least 50% of the fair market value of the ProFund VP’s assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the ProFund VP’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not greater than 25% of the value of its total assets is invested in (x) the securities (other than U.S. government securities and the securities of other RICs) of any one issuer or of two or more issuers that the ProFund VP controls and that are engaged in the same, similar or related trades or businesses, or (y) the securities of one or more qualified publicly traded partnerships (as defined below); and

(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income for such year. Each ProFund VP intends to distribute substantially all of such income.

In general, for purposes of the 90% gross income requirement described in subparagraph (a) above, income derived from a partnership will be treated as Qualifying Income only to the extent such income is attributable to items of income of the partnership which would be Qualifying Income if realized directly by the RIC. However, 100% of the net income of a RIC derived from an interest in a “qualified publicly traded partnership” (a partnership (x) the interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the Qualifying Income described in clause (i) of subparagraph (a) above) will be treated as Qualifying Income. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the diversification test in subparagraph (b) above, identification of the issuer (or, in some cases, issuers) of a particular ProFund VP investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to the identity of the issuer for a particular type of investment may adversely affect the ProFund VP’s ability to meet the diversification test in paragraph (b) above. Also, for purposes of the diversification test in paragraph (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

If, in any taxable year, a ProFund VP were to fail to meet the 90% gross income, diversification, or distribution test described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions, or disposing of certain assets. If a Fund were ineligible to or did not cure such a failure for any taxable year, or otherwise failed to qualify as a RIC that is accorded special tax treatment, (1) the ProFund VP would be subject to tax on its taxable income at corporate rates, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income, and (2) each insurance company separate account invested in the ProFund VP would fail to satisfy the diversification requirements described below, with the result that the contracts supported by that account would no longer be eligible for tax deferral. In addition, distributions by the ProFund VP from earnings and profits, including distributions of net long-term capital gain, would be taxable to shareholders as dividend income. In order to re-qualify for taxation as a RIC, the ProFund VP may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

See the ProFund VP’s most recent annual shareholder report for the ProFund VP’s available capital loss carryovers as of the end of its most recently ended fiscal year.

Investments by a ProFund VP in options, futures, forward contracts, swaps (including CDS transactions) and other derivative financial instruments are subject to numerous special and complex tax rules. Because the tax rules applicable to such instruments may be uncertain under current law, an adverse determination or future IRS guidance with respect to these rules may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid fund-level tax.

An investment by a ProFund VP in zero coupon bonds, deferred interest bonds or payment-in-kind bonds will, and certain securities purchased at a market discount may, cause the ProFund VP to recognize income prior to the receipt of cash payments with respect to those securities. To distribute this income and avoid a tax on the ProFund VP, the ProFund VP may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the ProFund VP.

Some ProFunds VP may invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in CMOs with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in the fall of 2006 and Treasury regulations that have yet to be issued, but may apply retroactively, a portion of the ProFund VP’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be taxed currently for purposes of U.S. federal income tax. The notice specifically provides, and the regulations are expected to provide, that excess inclusion income of a RIC will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders had held the related interest directly. Thus, excess inclusion income will not qualify for an exemption from tax under the provisions generally applicable to life insurance company separate accounts or qualified retirement plans, respectively.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a life insurance company separate account funding a Variable Contract, cannot be offset by an adjustment to the reserves and thus is currently taxed notwithstanding the more general tax deferral available to insurance company separate accounts funding Variable Contracts.

Amounts not distributed on a timely basis by a RIC in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the ProFund VP level. The excise tax generally is inapplicable to any RIC whose sole shareholders are tax-exempt pension trusts, separate accounts of life insurance companies funding Variable Contracts, certain other permitted tax-exempt investors, or other RICs that are also exempt from the excise tax. In determining whether these investors are the sole shareholders of RIC for purposes of this exception to the excise tax, shares attributable to an investment in the RIC (not exceeding $250,000) made in connection with the organization of the RIC are not taken into account.

Each ProFund VP also intends to comply with the separate diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder on certain insurance company separate accounts. These requirements, which are in addition to the diversification requirements imposed on the ProFunds VP by the 1940 Act and Subchapter M of the Code, place certain limitations on assets of each insurance company separate account used to fund Variable Contracts. Section 817(h) and those regulations treat the assets of a ProFund VP as assets of the related separate account, provided that all the beneficial interests in a regulated investment company are held by insurance companies and certain other eligible holders. Consequently, each ProFund VP intends to diversify its investments in accordance with the requirements of Section 817(h), which generally require that, after a one year start-up period or except as permitted by the “safe harbor” described below, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of the ProFund VP may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each U.S. Government agency and instrumentality is considered a separate issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account’s total assets is attributable to cash and cash items (including receivables), U.S. Government securities and securities of other RICs.

If a ProFund VP fails to meet the Section 817(h) diversification requirements, or fails to qualify as a regulated investment company for any taxable year, a separate account investing in that ProFund VP will fail the Section 817(h) requirements, which would generally cause the Variable Contracts invested in such ProFund VP to lose their favorable tax status and require a contract holder to include in ordinary income any income accrued under the contracts for the current and all prior taxable years.

Under certain circumstances described in the applicable Treasury regulations, inadvertent failure to satisfy the applicable diversification requirements may be corrected, but such a correction may require a payment to the IRS. Any such failure may also result in adverse tax consequences for the insurance company issuing the contracts.

The IRS has indicated that a degree of investor control over the investment options underlying variable contracts may interfere with the tax-deferred treatment described above. The Treasury Department has issued rulings addressing the circumstances in which a Variable Contract owner’s control of the investments of the separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account, and it may issue additional rulings in the future. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner’s gross income. A contract owner’s control of the investments of the separate accounts in this case is similar to, but different in certain respects from, those described by the IRS in rulings. Most, although not necessarily all, of ProFunds VP’s investment objectives and strategies are not materially narrower in focus than the investment strategies described in IRS rulings in which strategies, such as investing in large company stocks, energy stocks, international stocks, small company stocks, mortgage-backed securities, telecommunications stocks, energy stocks, and financial services stocks were held not to constitute sufficient control over individual investment decisions so as to cause ownership of such investments to be attributable to contract owners. The regulations proposed by the Treasury Department in 2004 relating to Section 817(h) and current published IRS guidance do not directly speak to the strategies such as those reflected in the ProFunds VP as described above. However, the IRS and the Treasury Department may in the future provide further guidance as to what it deems to constitute an impermissible level of “investor control” over a separate account’s investments in funds such as ProFunds VP, and such guidance could affect the treatment of the ProFunds VP described herein, including retroactively.

In the event that additional rules or regulations are adopted, there can be no assurance that a ProFund VP will be able to operate as currently described, or that such ProFund VP will not have to change its investment objective or investment policies. A ProFund VP’s investment objective and investment policies may be modified as necessary to prevent any such prospective rules and regulations from causing variable contract owners to be considered the owners of the shares of the ProFund VP.

Tax Shelter Disclosure. Under Treasury regulations, if a shareholder recognizes a loss on a disposition of a ProFund VP’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (including, for example, an insurance company separate account), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. This filing requirement applies even though, as a practical matter, any such loss would not, for example, reduce the taxable income of an insurance company. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs.

Other Reporting. Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of the Fund could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on Treasury Department Form TD F 90-22.1, Report of Foreign Bank and Financial Accounts (FBAR). Shareholders should consult a tax advisor regarding the applicability to them of this reporting requirement.

Other Taxation. The foregoing discussion is a summary of certain U.S. federal income tax consequences of investing in a ProFund VP based on the law in effect as of the date of this SAI. The discussion does not address in detail special tax rules applicable to certain classes of investors, including insurance companies, owners of Variable Contracts, and participants in qualified pension or retirement plans. You should consult your tax advisor for more information about your own tax situation, including possible other federal, state, local and, where applicable, foreign tax consequences of investing in a ProFund VP.

PERFORMANCE INFORMATION

TOTAL RETURN CALCULATIONS

From time to time, each of the ProFunds VP may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one, five, and ten-year periods, or for the life of the ProFund VP. Other total return quotations, aggregate or average, over other time periods for the ProFund VP also may be included.

The total return of a ProFund VP for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the ProFund VP from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; this calculation assumes that the initial investment is made at the current NAV and that all income dividends or capital gains distributions during the period are reinvested in shares of the ProFund VP at NAV. Total return is based on historical earnings and NAV fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends and distributions paid by the ProFund VP.

Average annual total return quotations for periods in excess of one year are computed by finding the average annual compounded rate of return over the period that would equal the initial amount invested to the ending redeemable value.

Performance data represents past performance and is not an indication of future results. Because of ongoing market volatility, the performance of a ProFund VP may be subject to substantial short-term changes.

YIELD CALCULATIONS

From time to time, ProFund VP Money Market may advertise its “yield” and “effective yield.” Both yield figures are based on historical earnings and are not intended to indicate future performance. The “yield” of ProFund VP Money Market refers to the income generated by an investment in ProFund VP Money Market over a seven-day period (which period will be stated in the advertisement). This income is then “annualized.” That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The “effective yield” is calculated similarly, but, when annualized, the income earned by an investment in ProFund VP Money Market is assumed to be reinvested. The “effective yield” will be slightly higher than the “yield” because of the compounding effect of this assumed reinvestment.

Since yield fluctuates, yield data cannot necessarily be used to compare an investment in ProFund VP Money Market’s shares with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders of ProFund VP Money Market should remember that yield generally is a function of the kind and quality of the instrument held in portfolio, portfolio maturity, operating expenses, and market conditions.

COMPARISONS OF INVESTMENT PERFORMANCE

Performance of a ProFund VP may be compared in publications to the performance of various unmanaged indexes and investments for which reliable performance data is available and to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. In conjunction with performance reports, promotional literature, and/or analyses of shareholder service for a ProFund VP, comparisons of the performance information of the ProFund VP for a given period to the performance of recognized, unmanaged indexes for the same period may be made, including, but are not limited to, indexes provided by Dow Jones & Company, Standard & Poor’s Corporation, Lipper Analytical Services, Inc., Barclays Capital, the Financial Industry Regulatory Authority, The Frank Russell Company, Value Line Investment Survey, NYSE MKT U.S., the Philadelphia Stock Exchange, Morgan Stanley Capital International, Wilshire Associates, the Financial Times-Stock Exchange, ICE Futures U.S., Inc., the Nikkei Stock Average and Deutsche Aktien Index, all of which are unmanaged market indicators. Such comparisons can be a useful measure of the quality of a ProFund VP’s investment performance. In particular, performance information for the ProFunds VP may be compared to various unmanaged indexes, including, but not limited to, the S&P 500 Index, the Dow Jones Industrial Average, the Dow Jones U.S. Index, the Russell 2000 Index and the NASDAQ-100 Index®, among others.

In addition, rankings, ratings, and comparisons of investment performance and/or assessments of the quality of shareholder service appearing in publications such as Money, Forbes, Kiplinger’s Magazine, Personal Investor, Morningstar, Inc., and similar sources that utilize information compiled (i) internally, (ii) by Lipper Analytical Services, Inc. (“Lipper”), or (iii) by other recognized analytical services, may be used in sales literature. The total return of each non-money market ProFund VP also may be compared to the performances of broad groups of comparable mutual funds with similar investment goals, as such performance is tracked and published by such independent organizations as Lipper and CDA Investment Technologies, Inc., among others. In addition, the broad-based Lipper groupings may be used for comparison to any of the ProFunds VP.

Further information about the performance of the ProFunds VP will be contained in the ProFunds VP’s annual and semi-annual reports to shareholders, which may be obtained without charge by writing to the ProFunds VP at the address or telephoning the ProFunds VP at the telephone number set forth on the cover page of this SAI.

RATING SERVICES

The ratings of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Group, Fitch Investor Services, Dominion Rating Services and Thomson Bank Watch represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. A description of the ratings used herein and in the Prospectus is set forth in Appendix C to this SAI.

Other Information

The ProFunds VP are not sponsored, endorsed, sold, or promoted by Standard & Poor’s, NASDAQ, the Frank Russell Company, Dow Jones, The Bank of New York Mellon, Morgan Stanley or Nihon Keizai Shimbun, Inc. (the “Index Providers”) nor do the Index Providers make any representations regarding the advisability of investing in securities generally or in the ProFunds VP particularly or in the ability of any of the indexes related to such companies, as set forth below (the “Indexes”), to track general stock market performance. “Standard & Poor’s®,” “S&P®,” “S&P 500®,” “Standard & Poor’s 500®,” “500®,” “S&P MidCap 400®,” Standard & Poor’s Mid-Cap 400,” “S&P Small-Cap 600®,” “Standard & Poor’s Small-Cap 600,” “S&P 500® Value Index,”
“S&P 500® Growth Index,” “S&P Mid-Cap 400® Growth Index,” “S&P Mid-Cap 400® Value Index,” “S&P Small-Cap 600® Growth Index,” and “S&P Small-Cap 600® Value Index” are trademarks of The McGraw-Hill Companies, Inc. “ICE Futures U.S.®” and Intercontinental Exchange® are registered trademarks of the Intercontinental Exchange Inc. The U.S. Dollar Index ® and USDX® are registered trademarks of ICE Futures U.S., Inc. and have been licensed for use by ProFunds. “Russell 2000® Index” is a trademark of the Frank Russell Company. “NASDAQ-100 Index®” is a trademark of the NASDAQ Stock Markets, Inc. (“NASDAQ”). “Philadelphia Stock ExchangeTM Gold/Silver SectorSM Index” is a service mark of the Philadelphia Stock Exchange. “Dow Jones, “Dow 30,” “Dow Jones Industrial Average,” “DJIA,” and the name of each Dow Jones U.S. index are service marks of Dow Jones & Company, Inc.

An index provider’s only relationship to the ProFunds VP, as series of ProFunds is the licensing of certain trademarks and trade names. The index providers have no obligation to take the needs of the ProFunds VP or owners of the shares of the ProFunds VP into consideration in determining, composing or calculating the Indexes. The index providers are not responsible for and have not participated in the determination or calculation of the equation by which the shares of ProFunds VP are to be converted into cash. The index providers have no obligation or liability in connection with the administration, marketing or trading of ProFunds VP.

The S&P 500®, the S&P MidCap 400®, the S&P 500® Value Index, the S&P 500® Growth Index, the S&P MidCap 400® Value Index, the S&P MidCap 400® Growth Index, the S&P SmallCap 600® Value Index, the S&P SmallCap 600® Growth Index, the Dow Jones Industrial AverageSM, the Dow Jones U.S. BanksSM Index, the Dow Jones U.S. Basic MaterialsSM Index, the Dow Jones U.S. BiotechnologySM Index, the Dow Jones U.S. Consumer GoodsSM Index, the Dow Jones U.S. Consumer ServicesSM Index, the Dow Jones U.S. FinancialsSM Index, the Dow Jones U.S. Health CareSM Index, the Dow Jones U.S. IndustrialsSM Index, the Dow Jones U.S. Internet CompositeSM Index, the Dow Jones U.S. Oil & GasSM Index, the Dow Jones U.S. PharmaceuticalsSM Index, the Dow Jones Precious MetalsSM Index, the Dow Jones U.S. Real EstateSM Index, the Dow Jones U.S. SemiconductorsSM Index, the Dow Jones U.S. TechnologySM Index, the Dow Jones U.S. TelecommunicationsSM Index and the Dow Jones U.S. UtilitiesSM Index (the “Indexes”) are products of S&P Dow Jones Indices LLC (“SPDJI”), and have been licensed for use by ProFunds VP. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by ProFunds VP. The Funds are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the Indexes to track general market performance. S&P Dow Jones Indices’ only relationship to ProFunds VP with respect to the Indexes is the licensing of the Indexes and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The Indexes are determined, composed and calculated by S&P Dow Jones Indices without regard to ProFunds Trust or the Funds. S&P Dow Jones Indices have no obligation to take the needs of ProFunds VP or the owners of the Funds into consideration in determining, composing or calculating the Indexes. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the Funds or the timing of the issuance or sale of the Funds or in the determination or calculation of the equation by which the Funds are to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the Funds. There is no assurance that investment products based on the Indexes will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEXES OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICE SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY PROFUNDS, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBLITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND PROFUNDS, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

BNY Mellon, BNY Mellon Emerging Markets 50 ADR Index, BNY China Select ADR Index and BNY Mellon Latin America 35 ADR Index (“BNYM Index Marks”) are service marks of The Bank of New York Mellon Corporation or any of its subsidiaries, affiliates or group companies (“BNY Mellon”) and have been licensed for use for certain purposes by ProFunds. ProFunds’ products based on the BNYM Index Marks named above are not sponsored, endorsed, sold, recommended or promoted BNY Mellon, and BNY Mellon does not make any representation or warranty, express or implied, to the purchasers or owners of the products or any member of the public regarding the advisability of investing in financial products generally or in these products particularly, the ability of the indexes named above to track market performance or the suitability or appropriateness of the products for such purchasers, owners or such member of the public. The relationship between BNY Mellon, on one hand, and ProFunds, on the other, is limited to the licensing of certain service marks and trade names of BNY Mellon, and the BNYM Index Marks are determined, composed and calculated by BNY Mellon without regard to ProFunds or its products. BNY Mellon has no obligation to take the needs of ProFunds or the purchasers or owners of its products into consideration in determining, composing or calculating the indexes named above. BNY Mellon is not responsible for, nor has participated in, the determination of the timing of, prices at, or quantities of the products to be issued or in the determination or calculation of the equation by which the products are to be converted into cash. BNY Mellon has no obligation or liability in connection with the administration, marketing or trading of the products. BNY MELLON DOES NOT GUARANTEE THE ACCURACY OR COMPLETENESS OF THE INDEXES LISTED ABOVE OR ANY DATA INCLUDED THEREIN, AND BNY MELLON SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BNY MELLON MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY PROFUNDS, PURCHASERS OR OWNERS OF ITS PRODUCTS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES LISTED ABOVE OR ANY DATA INCLUDED THEREIN. BNY MELLON MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEXES LISTED ABOVE OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BNY MELLON HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING, WITHOUT LIMITATION, LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

“MSCI® is a registered trademark of Morgan Stanley & Company, Inc. The ProFunds VP are not sponsored, endorsed, sold or promoted by Morgan Stanley or any affiliate of Morgan Stanley. Neither Morgan Stanley, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes makes any representation or warranty, express or implied, to the owners of the ProFunds VP or any member of the public regarding the advisability of investing in securities generally or in the ProFunds VP particularly or the ability of the MSCI Indexes to track general stock market performance. Morgan Stanley is the licensor of certain trademarks, service marks and trade names of MSCI and of the MSCI Indexes, which are determined, composed and calculated by Morgan Stanley without regard to the ProFunds VP. Morgan Stanley has no obligation to take the needs of the ProFunds VP into consideration in determining, composing or calculating the MSCI Indexes. Morgan Stanley is not responsible for and has not participated in the determination of the prices and amount of shares of the ProFunds VP or the timing of the issuance or sale of such shares. Neither Morgan Stanley, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes has any obligation or liability to owners of the ProFunds VP in connection with the administration of the ProFunds VP, or the marketing or trading of shares of the ProFunds VP. Although Morgan Stanley obtains information for inclusion in or for use in the calculation of the MSCI

Indexes from sources which Morgan Stanley considers reliable, neither Morgan Stanley, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes guarantees the accuracy and or the completeness of the MSCI Indexes or any data included therein. Neither Morgan Stanley, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes makes any warranty, express or implied, as to results to be obtained by the ProFunds VP, or any other person or entity from the use of the MSCI Indexes or any data included therein in connection with the rights licensed hereunder or for any other use. Neither Morgan Stanley, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes shall have any liability for any errors, omissions or interruptions of or in connection with the MSCI Indexes or any data included therein. Neither Morgan Stanley, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes makes any express or implied warranties, and Morgan Stanley hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the MSCI Indexes or any data included therein. Without limiting any of the foregoing, in no event shall Morgan Stanley, any of its affiliates or any other party involved in making or compiling the MSCI Indexes have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The ProFunds VP Small-Cap, UltraSmall-Cap and Short Small-Cap are not promoted, sponsored or endorsed by, nor in any way affiliated with Russell Investment Group (“Russell”). Russell is not responsible for and has not reviewed the ProFunds VP Small-Cap, UltraSmall-Cap and Short Small-Cap nor any associated literature or publications and Russell makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell Indexes. Russell has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating any of the Russell Indexes.

Russell’s publication of the Russell Indexes in no way suggests or implies an opinion by Russell as to the attractiveness or appropriateness of investment in any or all securities upon which the Russell Indexes are based. RUSSELL MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY, COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE RUSSELL INDEXES OR ANY DATA INCLUDED IN THE RUSSELL INDEXES. RUSSELL MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE REGARDING THE USE, OR THE RESULTS OF USE, OF THE RUSSELL INDEXES OR ANT DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE RUSSELL INDEXES. RUSSELL MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, OF ANY KIND, INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE RUSSELL INDEX(ES) OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THERIN.

FINANCIAL STATEMENTS

The Report of Independent Registered Public Accounting Firm and Financial Statements of the ProFunds VP for the fiscal year ended December 31, 2012 are incorporated herein by reference to the Trust’s annual report to shareholders, such Financial Statements having been audited by PricewaterhouseCoopers LLP, the Trust’s independent registered public accounting firm, and are so included and incorporated by reference in reliance upon the report of said firm, which report is given upon their authority as experts in auditing and accounting. Copies of such annual report are available without charge upon request by writing to ProFunds, 3435 Stelzer Road, Columbus, Ohio 43219 or telephoning (888) 776-3637.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THE PROSPECTUS OR IN THIS STATEMENT OF ADDITIONAL INFORMATION, WHICH THE PROSPECTUS INCORPORATES BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR PRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY PROFUNDS. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFERING BY PROFUNDS IN ANY JURISDICTION IN WHICH SUCH AN OFFERING MAY NOT LAWFULLY BE MADE.

APPENDIX A

PROFUNDS ASIA 30 INDEX

As of April 1, 2013

Ticker	Name	Industry	Country	Type
AUO	AU OPTRONICS CORP-SPON ADR	Electronics	TAIWAN	ADR
BHP	BHP BILLITON LTD-SPON ADR	Mining	AUSTRALIA	ADR
BIDU	BAIDU INC-SPON ADR	Internet	CHINA	ADR
CEO	CNOOC LTD-ADR	Oil&Gas	CHINA	ADR
CHL	CHINA MOBILE LTD-SPON ADR	Telecommunications	HONG KONG	ADR
CHU	CHINA UNICOM HONG KONG-ADR	Telecommunications	HONG KONG	ADR
CTRP	CTRIP.COM INTERNATIONAL-ADR	Internet	CHINA	ADR
EDU	NEW ORIENTAL EDUCATIO-SP ADR	Commercial Services	CHINA	ADR
HDB	HDFC BANK LTD-ADR	Banks	INDIA	ADR
HMIN	HOME INNS & HOTELS MANAG-ADR	Lodging	CHINA	ADR
IBN	ICICI BANK LTD-SPON ADR	Banks	INDIA	ADR
INFY	INFOSYS LTD-SP ADR	Computers	INDIA	ADR
KB	KB FINANCIAL GROUP INC-ADR	Diversified Finan Serv	SOUTH KOREA	ADR
KEP	KOREA ELEC POWER CORP-SP ADR	Electric	SOUTH KOREA	ADR
KT	KT CORP-SP ADR	Telecommunications	SOUTH KOREA	ADR
LFC	CHINA LIFE INSURANCE CO-ADR	Insurance	CHINA	ADR
LPL	LG DISPLAY CO LTD-ADR	Electronics	SOUTH KOREA	ADR
MPEL	MELCO CROWN ENTERTAINME-ADR	Lodging	HONG KONG	ADR
MR	MINDRAY MEDICAL INTL LTD-ADR	Healthcare-Products	CHINA	ADR
NTES	NETEASE INC-ADR	Internet	CHINA	ADR
PKX	POSCO-ADR	Iron/Steel	SOUTH KOREA	ADR
PTR	PETROCHINA CO LTD-ADR	Oil&Gas	CHINA	ADR
QIHU	QIHOO 360 TECHNOLOGY CO-ADR	Internet	CHINA	ADR
RDY	DOCTOR REDDY’S LAB-ADR	Pharmaceuticals	INDIA	ADR
SKM	SK TELECOM CO LTD-ADR	Telecommunications	SOUTH KOREA	ADR
SLT	STERLITE INDUSTRIES INDI-ADR	Mining	INDIA	ADR
TSL	TRINA SOLAR LTD-SPON ADR	Energy-Alternate Sources	CHINA	ADR
TSM	TAIWAN SEMICONDUCTOR-SP ADR	Semiconductors	TAIWAN	ADR
TTM	TATA MOTORS LTD-SPON ADR	Auto Manufacturers	INDIA	ADR
YGE	YINGLI GREEN ENERGY HOLD-ADR	Electrical Compo&Equip	CHINA	ADR

ELIGIBLE COUNTRIES INCLUDE AUSTRALIA, NEW ZEALAND, HONG KONG, INDONESIA, MALAYSIA, PHILIPPINES, SINGAPORE, SOUTH KOREA, TAIWAN, THAILAND, INDIA, AND CHINA.

A-1

APPENDIX B

PROFUNDS EUROPE 30 INDEX

As of April 1, 2013

Ticker	Name	Industry	Country	Type
ARMH	ARM HOLDINGS PLC-SPONS ADR	Semiconductors	BRITAIN	ADR
ASML	ASML HOLDING NV-NY REG SHS	Semiconductors	NETHERLANDS	NY Reg Shrs
AZN	ASTRAZENECA PLC-SPONS ADR	Pharmaceuticals	BRITAIN	ADR
BBL	BHP BILLITON PLC-ADR	Mining	BRITAIN	ADR
BCS	BARCLAYS PLC-SPONS ADR	Banks	BRITAIN	ADR
BP	BP PLC-SPONS ADR	Oil&Gas	BRITAIN	ADR
BUD	ANHEUSER-BUSCH INBEV SPN ADR	Beverages	BELGIUM	ADR
DEO	DIAGEO PLC-SPONSORED ADR	Beverages	BRITAIN	ADR
E	ENI SPA-SPONSORED ADR	Oil&Gas	ITALY	ADR
ELN	ELAN CORP PLC-SPONS ADR	Pharmaceuticals	IRELAND	ADR
ERIC	ERICSSON (LM) TEL-SP ADR	Telecommunications	SWEDEN	ADR
GSK	GLAXOSMITHKLINE PLC-SPON ADR	Pharmaceuticals	BRITAIN	ADR
HBC	HSBC HOLDINGS PLC-SPONS ADR	Banks	BRITAIN	ADR
ING	ING GROEP N.V.-SPONSORED ADR	Insurance	NETHERLANDS	ADR
MT	ARCELORMITTAL-NY REGISTERED	Iron/Steel	LUXEMBOURG	NY Reg Shrs
NOK	NOKIA CORP-SPON ADR	Telecommunications	FINLAND	ADR
PHG	PHILIPS ELECTRONICS-NY SHR	Electronics	NETHERLANDS	NY Reg Shrs
RDS.A	ROYAL DUTCH SHELL PLC-ADR	Oil&Gas	NETHERLANDS	ADR
RIO	RIO TINTO PLC-SPON ADR	Mining	BRITAIN	ADR
SAN	BANCO SANTANDER SA-SPON ADR	Banks	SPAIN	ADR
SAP	SAP AG-SPONSORED ADR	Software	GERMANY	ADR
SHPG	SHIRE PLC-ADR	Pharmaceuticals	IRELAND	ADR
SI	SIEMENS AG-SPONS ADR	Miscellaneous Manufactur	GERMANY	ADR
SNY	SANOFI-ADR	Pharmaceuticals	FRANCE	ADR
STO	STATOIL ASA-SPON ADR	Oil&Gas	NORWAY	ADR
TEF	TELEFONICA SA-SPON ADR	Telecommunications	SPAIN	ADR
TOT	TOTAL SA-SPON ADR	Oil&Gas	FRANCE	ADR
TS	TENARIS SA-ADR	Metal Fabricate/Hardware	LUXEMBOURG	ADR
UN	UNILEVER N V-NY SHARES	Food	NETHERLANDS	NY Reg Shrs
VOD	VODAFONE GROUP PLC-SP ADR	Telecommunications	BRITAIN	ADR

ELIGIBLE COUNTRIES INCLUDE AUSTRIA, BELGIUM, DENMARK, FINLAND, FRANCE, GERMANY, GREECE, IRELAND, ITALY, LUXEMBOURG, NETHERLANDS, NORWAY, PORTUGAL, SPAIN, SWEDEN, SWITZERLAND, AND THE UNITED KINGDOM.

B-1

APPENDIX C

DESCRIPTION OF SECURITIES RATINGS

Standard & Poor’s

Long-Term Issue Credit Ratings*

AAA	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s . The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A	An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB; B; CCC; CC; and C        Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC	An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C	A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D	An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days, irrespective of any grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

NR	This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

*The	ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Short-Term Issue Credit Ratings

A-1	A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2	A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3	A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B	A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C	A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D	A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Moody’s

Global Long-Term Rating Scale

Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligations ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

*By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligations rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Global Short-Term Rating Scale

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch Ratings

Long-Term Issuer Credit Rating Scales

AAA	Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA	Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial obligations. This capacity is not significantly vulnerable to foreseeable events.

A	High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB	Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB	Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B	Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC	Substantial credit risk. Default is a real possibility.

CC	Very high levels of credit risk. Default of some kind appears probable.

C	Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

c. Fitch Ratings otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

RD	Restricted default. ‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:

a. the selective payment default on a specific class or currency of debt;

b. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

d. execution of a distressed debt exchange on one or more material financial obligations.

D	Default. ‘D’ ratings indicate an issuer that in Fitch Rating’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business. Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

“Imminent default” typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or level commercial practice.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such affixes are not added to the ‘AAA’ Long-Term IDR category or to Long-Term IDR categories below ‘B’.

Short-Term Ratings Assigned to Issuers or Obligations in Corporate, Public and Structured Finance

F1	Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2	Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3	Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B	Speculative short-term credit quality. Minimal capacity for payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C	High short-term default risk. Default is a real possibility.

RD	Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D	Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Dominion Bond Rating Agency (DBRS)

Long-Term Obligations

AAA	Highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

AA	Superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from AAA only to a small degree. Unlikely to be significantly vulnerable to future events.

A	Good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than AA. May be vulnerable to future events, but qualifying negative factors are considered manageable.

BBB	Adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

BB	Speculative, non investment-grade credit quality. The capacity for the payment of financial obligations is uncertain and vulnerable to future events.

B	Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

CCC/CC/C	Very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although CC and C ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the CCC to B range. Obligations in respect of which default has not technically taken place, but is considered inevitable may be rated in the C category.

D	A financial obligation has not been met or it is clear that a financial obligation will not be met in the near future or a debt instrument has been subject to a distressed exchange. A downgrade to D may not immediately follow an insolvency or restructuring filing as grace periods or extenuating circumstances may exist.

Commercial Paper and Short-Term Debt

R-1 (high)        Highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

R-1 (middle)    Superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from R-1 (high) by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

R-1 (low)         Good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

R-2 (high)        Upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

R-2 (middle)    Adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

R-2 (low)         Lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

R-3 Lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

R-4	Speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

R-5	Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

D	A financial obligation has not been met or it is clear that a financial obligation will not be met in the near future, or a debt instrument has been subject to a distressed exchange. A downgrade to D may not immediately follow an insolvency or restructuring filing as grace periods, other procedural considerations, or extenuating circumstance may exist.

APPENDIX D

PRINCIPAL HOLDERS AND CONTROL PERSONS

From time to time, certain shareholders may own, of record or beneficially, a large percentage of the shares of a ProFund VP. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote. As of April 1, 2013, the following persons owned 25% or more of the shares of a ProFund VP and may be deemed to control a ProFund VP. For each person listed that is a company, the jurisdiction under the laws of which the company is organized (if applicable) and the company’s parents are listed.

CONTROLLING PERSON INFORMATION

FUND	No. of Shares	Percent of the Fund Total Assets Held by the Shareholder	STATE OF INCORPORATION	PARENT COMPANY
PROFUND VP ASIA 30
AMERICAN SKANDIA LIFE ASSURANCE CORP 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	454,281	53.54%	CT	American Skandia Life Assurance Corp.
PROFUND VP BANKS
AMERICAN SKANDIA LIFE ASSURANCE CORP 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	613,122	83.31%	CT	American Skandia Life Assurance Corp.
PROFUND VP BASIC MATERIALS
AMERICAN SKANDIA LIFE ASSURANCE CORP 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	293,106	56.47%	CT	American Skandia Life Assurance Corp.
WESTERN RESERVE LIFE ASSURANCE CO. 4333 EDGEWOOD RD NE CEDAR RAPIDS IA 52499	185,531	35.74%	OH	Transamerica Corporation
PROFUND VP BEAR
AMERICAN SKANDIA LIFE ASSURANCE CORP 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	710,801	68.55%	CT	American Skandia Life Assurance Corp.
PROFUND VP BIOTECHNOLOGY
AMERICAN SKANDIA LIFE ASSURANCE CORP 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	433,975	56.23%	CT	American Skandia Life Assurance Corp.
PROFUND VP BULL
AMERICAN SKANDIA LIFE ASSURANCE CORP 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	1,285,314	49.05%	CT	American Skandia Life Assurance Corp.
PROFUND VP CONSUMER GOODS
AMERICAN SKANDIA LIFE ASSURANCE CORP 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	324,595	79.20%	CT	American Skandia Life Assurance Corp.
PROFUND VP DOW 30
SUN LIFE ASSURANCE COMPANY OF CANADA-US ONE SUN LIFE EXECUTIVE PARK WELLESLEY HILLS MA 02481	104,648	80.69%	N/A	Sun Life Financial
PROFUND VP EMERGING MARKETS
WESTERN RESERVE LIFE ASSURANCE CO. 4333 EDGEWOOD RD NE CEDAR RAPIDS IA 52499	1,014,816	78.86%	OH	Transamerica Corporation
PROFUND VP EUROPE 30
AMERICAN SKANDIA LIFE ASSURANCE CORP 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	779,835	47.74%	CT	American Skandia Life Assurance Corp.
PROFUND VP FALLING U.S. DOLLAR
WESTERN RESERVE LIFE ASSURANCE CO. 4333 EDGEWOOD RD NE CEDAR RAPIDS IA 52499	28,190	86.36%	OH	Transamerica Corporation
PROFUND VP FINANCIALS
AMERICAN SKANDIA LIFE ASSURANCE CORP 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	858,064	57.59%	CT	American Skandia Life Assurance Corp.

PROFUND VP HEALTH CARE
AMERICAN SKANDIA LIFE ASSURANCE CORP 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	693,619	69.98%	CT	American Skandia Life Assurance Corp.
PROFUND VP INDUSTRIALS
AMERICAN SKANDIA LIFE ASSURANCE CORP 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	294,930	66.15%	CT	American Skandia Life Assurance Corp.
PROFUND VP INTERNET
AMERICAN SKANDIA LIFE ASSURANCE CORP 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	118,348	84.09%	CT	American Skandia Life Assurance Corp.
PROFUND VP JAPAN
AMERICAN SKANDIA LIFE ASSURANCE CORP 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	1,037,058	54.76%	CT	American Skandia Life Assurance Corp.
NATIONWIDE INVESTMENT SERVICES CORP. ONE NATIONWIDE PLAZA, 02-02-18 COLUMBUS OH 43215	493,990	26.09%	OH	Nationwide Mutual Insurance Company
PROFUND VP LARGE CAP GROWTH
AMERICAN SKANDIA LIFE ASSURANCE CORP 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	514,026	82.79%	CT	American Skandia Life Assurance Corp.
PROFUND VP LARGE CAP VALUE
AMERICAN SKANDIA LIFE ASSURANCE CORP 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	562,785	74.60%	CT	American Skandia Life Assurance Corp.
PROFUND VP MID-CAP
WESTERN RESERVE LIFE ASSURANCE CO. 4333 EDGEWOOD RD NE CEDAR RAPIDS IA 52499	677,528	76.03%	OH	Transamerica Corporation
PROFUND VP MID-CAP GROWTH
AMERICAN SKANDIA LIFE ASSURANCE CORP 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	716,805	91.73%	CT	American Skandia Life Assurance Corp.
PROFUND VP MID-CAP VALUE
AMERICAN SKANDIA LIFE ASSURANCE CORP 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	926,517	85.87%	CT	American Skandia Life Assurance Corp.
PROFUND VP MONEY MARKET
GREAT WEST LIFE & ANNUITY FBO 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111	68,842,945	35.30%	CO	Power Financial Corporation
PROFUND VP NASDAQ-100
AMERICAN SKANDIA LIFE ASSURANCE CORP 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	871,823	61.45%	CT	American Skandia Life Assurance Corp.
WESTERN RESERVE LIFE ASSURANCE CO. 4333 EDGEWOOD RD NE CEDAR RAPIDS IA 52499	401,155	28.27%	OH	Transamerica Corporation
PROFUND VP OIL & GAS
AMERICAN SKANDIA LIFE ASSURANCE CORP 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	736,917	61.15%	CT	American Skandia Life Assurance Corp.
PROFUND VP PHARMACEUTICALS
AMERICAN SKANDIA LIFE ASSURANCE CORP 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	255,781	49.65%	CT	American Skandia Life Assurance Corp.
WESTERN RESERVE LIFE ASSURANCE CO. 4333 EDGEWOOD RD NE CEDAR RAPIDS IA 52499	176,502	34.26%	OH	Transamerica Corporation
PROFUND VP SEMICONDUCTOR
AMERICAN SKANDIA LIFE ASSURANCE CORP 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	1,168,250	68.25%	CT	American Skandia Life Assurance Corp.
PROFUND VP REAL ESTATE
AMERICAN SKANDIA LIFE ASSURANCE CORP 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	319,132	75.76%	OH	Transamerica Corporation

PROFUND VP RISING RATES OPPORTUNITY
AMERICAN SKANDIA LIFE ASSURANCE CORP 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	1,835,407	54.60%	CT	American Skandia Life Assurance Corp.
PROFUND VP SEMICONDUCTOR
AMERICAN SKANDIA LIFE ASSURANCE CORP 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	198,262	92.53%	CT	American Skandia Life Assurance Corp.
PROFUND VP SHORT DOW 30
MIDLAND NATIONAL LIFE INSURANCE COMPANY 4350 WESTOWN PKWY WEST DES MOINES IA 502661144	10,001	56.51%	ND	Sammons Financial Group
PROFUND ADVISORS LLC 7501 WISCONSIN AVE SUITE 1000 BETHESDA MD 20814	4,493	25.39%	MD	N/A
PROFUND VP SHORT EMERGING MARKETS
WESTERN RESERVE LIFE ASSURANCE CO. 4333 EDGEWOOD RD NE CEDAR RAPIDS IA 52499	65,828	63.22%	OH	Transamerica Corporation
NATIONWIDE INVESTMENT SERVICES CORP. ONE NATIONWIDE PLAZA COLUMBUS OH 43215	32,043	30.77%	OH	Nationwide Mutual Insurance Company
PROFUND VP SHORT INTERNATIONAL
NATIONWIDE INVESTMENT SERVICES CORP. ONE NATIONWIDE PLAZA COLUMBUS OH 43215	92,716	53.43%	OH	Nationwide Mutual Insurance Company
WESTERN RESERVE LIFE ASSURANCE CO. 4333 EDGEWOOD RD NE CEDAR RAPIDS IA 52499	59,712	34.41%	OH	Transamerica Corporation
PROFUND VP SHORT MID-CAP
AMERICAN SKANDIA LIFE ASSURANCE CORP 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	98,129	99.58%	CT	American Skandia Life Assurance Corp.
PROFUND VP SHORT NASDAQ-100
AMERICAN SKANDIA LIFE ASSURANCE CORP 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	657,125	53.49%	CT	American Skandia Life Assurance Corp.
PROFUND VP SHORT SMALL-CAP
WESTERN RESERVE LIFE ASSURANCE CO. 4333 EDGEWOOD RD NE CEDAR RAPIDS IA 52499	325,412	46.29%	OH	Transamerica Corporation
AMERICAN SKANDIA LIFE ASSURANCE CORP 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	306,886	43.66%	CT	American Skandia Life Assurance Corp.
PROFUND VP SMALL-CAP
WESTERN RESERVE LIFE ASSURANCE CO. 4333 EDGEWOOD RD NE CEDAR RAPIDS IA 52499	484,384	85.77%	OH	Transamerica Corporation
PROFUND VP SMALL-CAP GROWTH
AMERICAN SKANDIA LIFE ASSURANCE CORP 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	801,181	84.10%	CT	American Skandia Life Assurance Corp.
PROFUND VP SMALL-CAP VALUE
AMERICAN SKANDIA LIFE ASSURANCE CORP 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	629,811	59.13%	CT	American Skandia Life Assurance Corp.
PROFUND VP TECHNOLOGY
AMERICAN SKANDIA LIFE ASSURANCE CORP 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	248,656	46.11%	CT	American Skandia Life Assurance Corp.
LINCOLN NATIONAL LIFE INS CO 1300 SOUTH CLINTON ST FORT WAYNE IN 46802	203,880	37.81%	IN	Lincoln Financial Group
PROFUND VP TELECOMMUNICATIONS
AMERICAN SKANDIA LIFE ASSURANCE CORP 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	1,007,961	61.36%	CT	American Skandia Life Assurance Corp.
WESTERN RESERVE LIFE ASSURANCE CO. 4333 EDGEWOOD RD NE CEDAR RAPIDS IA 52499	465,805	28.35%	OH	Transamerica Corporation

PROFUND VP U.S. GOVERNMENT PLUS
AMERICAN SKANDIA LIFE ASSURANCE CORP 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	1,299,233	61.64%	CT	American Skandia Life Assurance Corp.
PROFUND VP ULTRA MID-CAP
AMERICAN SKANDIA LIFE ASSURANCE CORP 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	578,261	84.14%	CT	American Skandia Life Assurance Corp.
PROFUND VP ULTRABULL
AMERICAN SKANDIA LIFE ASSURANCE CORP 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	571,664	48.61%	CT	American Skandia Life Assurance Corp.
PROFUND VP ULTRANASDAQ-100
AMERICAN SKANDIA LIFE ASSURANCE CORP 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	650,534	63.62%	CT	American Skandia Life Assurance Corp.
PROFUND VP ULTRASHORT DOW 30
MIDLAND NATIONAL LIFE INSURANCE COMPANY 4350 WESTOWN PKWY WEST DES MOINES IA 502661144	83,235	94.82%	ND	Sammons Financial Group
PROFUND VP ULTRASMALL-CAP
AMERICAN SKANDIA LIFE ASSURANCE CORP 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	661,705	47.73%	CT	American Skandia Life Assurance Corp.
WESTERN RESERVE LIFE ASSURANCE CO. 4333 EDGEWOOD RD NE CEDAR RAPIDS IA 52499	530,902	38.29%	OH	Transamerica Corporation
PROFUND VP UTILITIES
AMERICAN SKANDIA LIFE ASSURANCE CORP 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	795,073	73.78%	CT	American Skandia Life Assurance Corp.

As of April 1, 2013, the following persons owned of record, or to the knowledge of management beneficially owned, five percent or more of the outstanding shares of a ProFund VP.

FUND	No. of Shares	Percent of the Fund Total Assets Held by the Shareholder
PROFUND VP ASIA 30
AMERICAN SKANDIA LIFE ASSURANCE CORP 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	454,281	53.54%
WESTERN RESERVE LIFE ASSURANCE CO. 4333 EDGEWOOD RD NE CEDAR RAPIDS IA 52499	175,745	20.71%
LINCOLN NATIONAL LIFE INS CO 1300 SOUTH CLINTON ST FORT WAYNE IN 46802	172,325	20.31%
PROFUND VP BANKS
AMERICAN SKANDIA LIFE ASSURANCE CORP 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	613,122	83.31%
NATIONWIDE INVESTMENT SERVICES CORP. ONE NATIONWIDE PLAZA COLUMBUS OH 43215	91,399	12.42%
PROFUND VP BASIC MATERIALS
AMERICAN SKANDIA LIFE ASSURANCE CORP 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	293,106	56.47%
WESTERN RESERVE LIFE ASSURANCE CO. 4333 EDGEWOOD RD NE CEDAR RAPIDS IA 52499	185,531	35.74%
NATIONWIDE INVESTMENT SERVICES CORP. ONE NATIONWIDE PLAZA COLUMBUS OH 43215	32,755	6.31%
PROFUND VP BEAR
AMERICAN SKANDIA LIFE ASSURANCE CORP 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	710,801	68.55%

FUND	No. of Shares	Percent of the Fund Total Assets Held by the Shareholder
NATIONWIDE INVESTMENT SERVICES CORP. ONE NATIONWIDE PLAZA COLUMBUS OH 43215	188,447	18.17%
PROFUND VP BIOTECHNOLOGY
AMERICAN SKANDIA LIFE ASSURANCE CORP 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	433,975	56.23%
AXA EQUITABLE LIFE INSURANCE CO SA 70 1290 AVENUE OF THE AMERICAS NEW YORK NY 101040101	190,358	24.66%
NATIONWIDE INVESTMENT SERVICES CORP. ONE NATIONWIDE PLAZA, 02-02-18 COLUMBUS OH 43215	97,566	12.64%
PROFUND VP BULL
AMERICAN SKANDIA LIFE ASSURANCE CORP 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	1,285,314	49.05%
WESTERN RESERVE LIFE ASSURANCE CO. 4333 EDGEWOOD RD NE CEDAR RAPIDS IA 52499	381,465	14.56%
ING USA ANNUITY AND LIFE INSURANCE CO ONE ORANGE WAY WINDSOR CT 060954774	367,546	14.03%
NATIONWIDE INVESTMENT SERVICES CORP. ONE NATIONWIDE PLAZA COLUMBUS OH 43215	221,681	8.46%
JEFFERSON NATIONAL LIFE INSURANCE CO 10350 ORMSBY PARK PL STE 600 LOUISVILLE KY 402236178	200,392	7.65%
PROFUND VP CONSUMER GOODS
AMERICAN SKANDIA LIFE ASSURANCE CORP 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	324,595	79.20%
NATIONWIDE INVESTMENT SERVICES CORP. ONE NATIONWIDE PLAZA COLUMBUS OH 43215	25,630	6.25%
JEFFERSON NATIONAL LIFE INSURANCE CO 10350 ORMSBY PARK PL STE 600 LOUISVILLE KY 402236178	25,482	6.22%
PROFUND VP CONSUMER SERVICES
AMERICAN SKANDIA LIFE ASSURANCE CORP 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	340,939	61.97%
WESTERN RESERVE LIFE ASSURANCE CO. 4333 EDGEWOOD RD NE CEDAR RAPIDS IA 52499	104,026	18.91%
JEFFERSON NATIONAL LIFE INSURANCE CO 10350 ORMSBY PARK PL STE 600 LOUISVILLE KY 402236178	51,310	9.33%
PROFUND VP DOW 30
SUN LIFE ASSURANCE COMPANY OF CANADA-US ONE SUN LIFE EXECUTIVE PARK WELLESLEY HILLS MA 02481	104,648	80.69%
MIDLAND NATIONAL LIFE INSURANCE COMPANY 4350 WESTOWN PKWY WEST DES MOINES IA 502661144	16,598	12.80%
AMERITAS VARIABLE LIFE INSURANCE COMPANY 5900 ‘O’ STREET LINCOLN NE 68510	6,797	5.24%
PROFUND VP EMERGING MARKETS
WESTERN RESERVE LIFE ASSURANCE CO. 4333 EDGEWOOD RD NE CEDAR RAPIDS IA 52499	1,014,816	78.86%
NATIONWIDE INVESTMENT SERVICES CORP. ONE NATIONWIDE PLAZA COLUMBUS OH 43215	161,082	12.52%
PROFUND VP EUROPE 30
AMERICAN SKANDIA LIFE ASSURANCE CORP 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	779,835	47.74%

FUND	No. of Shares	Percent of the Fund Total Assets Held by the Shareholder
ING USA ANNUITY AND LIFE INSURANCE CO ONE ORANGE WAY WINDSOR CT 060954774	293,414	17.96%
WESTERN RESERVE LIFE ASSURANCE CO. 4333 EDGEWOOD RD NE CEDAR RAPIDS IA 52499	284,830	17.44%
LINCOLN NATIONAL LIFE INS CO 1300 SOUTH CLINTON ST FORT WAYNE IN 46802	200,470	12.27%
PROFUND VP FALLING U.S. DOLLAR
WESTERN RESERVE LIFE ASSURANCE CO. 4333 EDGEWOOD RD NE CEDAR RAPIDS IA 52499	28,190	86.36%
MIDLAND NATIONAL LIFE INSURANCE COMPANY 4350 WESTOWN PKWY WEST DES MOINES IA 502661144	3,925	12.02%
PROFUND VP FINANCIALS
AMERICAN SKANDIA LIFE ASSURANCE CORP 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	858,064	57.59%
WESTERN RESERVE LIFE ASSURANCE CO. 4333 EDGEWOOD RD NE CEDAR RAPIDS IA 52499	276,882	18.58%
LINCOLN NATIONAL LIFE INS CO 1300 SOUTH CLINTON ST FORT WAYNE IN 46802	193,464	12.98%
PROFUND VP HEALTH CARE
AMERICAN SKANDIA LIFE ASSURANCE CORP 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	693,619	69.98%
LINCOLN NATIONAL LIFE INS CO 1300 SOUTH CLINTON ST FORT WAYNE IN 46802	108,145	10.91%
NATIONWIDE INVESTMENT SERVICES CORP. ONE NATIONWIDE PLAZA COLUMBUS OH 43215	51,772	5.22%
JEFFERSON NATIONAL LIFE INSURANCE CO 10350 ORMSBY PARK PL STE 600 LOUISVILLE KY 402236178	49,717	5.02%
PROFUND VP INDUSTRIALS
AMERICAN SKANDIA LIFE ASSURANCE CORP 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	294,930	66.15%
NATIONWIDE INVESTMENT SERVICES CORP. ONE NATIONWIDE PLAZA COLUMBUS OH 43215	73,848	16.56%
JEFFERSON NATIONAL LIFE INSURANCE CO 10350 ORMSBY PARK PL STE 600 LOUISVILLE KY 402236178	49,937	11.20%
PROFUND VP INTERNATIONAL
WESTERN RESERVE LIFE ASSURANCE CO. 4333 EDGEWOOD RD NE CEDAR RAPIDS IA 52499	221,798	58.14%
NATIONWIDE INVESTMENT SERVICES CORP. ONE NATIONWIDE PLAZA COLUMBUS OH 43215	125,241	32.83%
PROFUND VP INTERNET
AMERICAN SKANDIA LIFE ASSURANCE CORP 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	118,348	84.09%
NATIONWIDE INVESTMENT SERVICES CORP. ONE NATIONWIDE PLAZA COLUMBUS OH 43215	14,254	10.13%
MIDLAND NATIONAL LIFE INSURANCE COMPANY 4350 WESTOWN PKWY WEST DES MOINES IA 502661144	7,209	5.12%
PROFUND VP JAPAN
AMERICAN SKANDIA LIFE ASSURANCE CORP 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	1,037,058	54.76%

FUND	No. of Shares	Percent of the Fund Total Assets Held by the Shareholder
NATIONWIDE INVESTMENT SERVICES CORP. ONE NATIONWIDE PLAZA, 02-02-18 COLUMBUS OH 43215	493,990	26.09%
WESTERN RESERVE LIFE ASSURANCE CO. 4333 EDGEWOOD RD NE CEDAR RAPIDS IA 52499	191,982	10.14%
JEFFERSON NATIONAL LIFE INSURANCE CO 10350 ORMSBY PARK PL STE 600 LOUISVILLE KY 402236178	101,323	5.35%
PROFUND VP LARGE CAP GROWTH
AMERICAN SKANDIA LIFE ASSURANCE CORP 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	514,026	82.79%
LINCOLN NATIONAL LIFE INS CO 1300 SOUTH CLINTON ST FORT WAYNE IN 46802	65,820	10.60%
PROFUND VP LARGE CAP VALUE
AMERICAN SKANDIA LIFE ASSURANCE CORP 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	562,785	74.60%
LINCOLN NATIONAL LIFE INS CO 1300 SOUTH CLINTON ST FORT WAYNE IN 46802	76,194	10.10%
JEFFERSON NATIONAL LIFE INSURANCE CO 10350 ORMSBY PARK PL STE 600 LOUISVILLE KY 402236178	52,535	6.96%
PROFUND VP MID-CAP
WESTERN RESERVE LIFE ASSURANCE CO. 4333 EDGEWOOD RD NE CEDAR RAPIDS IA 52499	677,528	76.03%
MIDLAND NATIONAL LIFE INSURANCE COMPANY 4350 WESTOWN PKWY WEST DES MOINES IA 502661144	115,317	12.94%
JEFFERSON NATIONAL LIFE INSURANCE CO 10350 ORMSBY PARK PL STE 600 LOUISVILLE KY 402236178	89,214	10.01%
PROFUND VP MID-CAP GROWTH
AMERICAN SKANDIA LIFE ASSURANCE CORP 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	716,805	91.73%
PROFUND VP MID-CAP VALUE
AMERICAN SKANDIA LIFE ASSURANCE CORP 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	926,517	85.87%
JEFFERSON NATIONAL LIFE INSURANCE CO 10350 ORMSBY PARK PL STE 600 LOUISVILLE KY 402236178	98,346	9.11%
PROFUND VP MONEY MARKET
GREAT WEST LIFE & ANNUITY FBO 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111	68,842,945	35.30%
SUN LIFE ASSURANCE COMPANY OF CANADA-US ONE SUN LIFE EXECUTIVE PARK WELLESLEY HILLS MA 02481	34,382,129	17.63%
WESTERN RESERVE LIFE ASSURANCE CO. 4333 EDGEWOOD RD NE CEDAR RAPIDS IA 52499	27,766,444	14.24%
JEFFERSON NATIONAL LIFE INSURANCE CO 10350 ORMSBY PARK PL STE 600 LOUISVILLE KY 402236178	25,838,107	13.25%
PHILADELPHIA FINANCIAL LIFE ASSURANCE CO 1650 MARKET ST 54TH FLOOR PHILADELPHIA, PA 19103	19,148,677	9.82%
MIDLAND NATIONAL LIFE INSURANCE COMPANY 4350 WESTOWN PKWY WEST DES MOINES IA 502661144	13,472,087	6.91%
PROFUND VP NASDAQ-100
AMERICAN SKANDIA LIFE ASSURANCE CORP 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	871,823	61.45%

FUND	No. of Shares	Percent of the Fund Total Assets Held by the Shareholder
WESTERN RESERVE LIFE ASSURANCE CO. 4333 EDGEWOOD RD NE CEDAR RAPIDS IA 52499	401,155	28.27%
PROFUND VP OIL & GAS
AMERICAN SKANDIA LIFE ASSURANCE CORP 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	736,917	61.15%
WESTERN RESERVE LIFE ASSURANCE CO. 4333 EDGEWOOD RD NE CEDAR RAPIDS IA 52499	292,548	24.27%
MIDLAND NATIONAL LIFE INSURANCE COMPANY 4350 WESTOWN PKWY WEST DES MOINES IA 502661144	77,572	6.44%
NATIONWIDE INVESTMENT SERVICES CORP. ONE NATIONWIDE PLAZA COLUMBUS OH 43215	75,988	6.31%
PROFUND VP PHARMACEUTICALS
AMERICAN SKANDIA LIFE ASSURANCE CORP 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	255,781	49.65%
WESTERN RESERVE LIFE ASSURANCE CO. 4333 EDGEWOOD RD NE CEDAR RAPIDS IA 52499	176,502	34.26%
NATIONWIDE INVESTMENT SERVICES CORP. ONE NATIONWIDE PLAZA COLUMBUS OH 43215	42,101	8.17%
JEFFERSON NATIONAL LIFE INSURANCE CO 10350 ORMSBY PARK PL STE 600 LOUISVILLE KY 402236178	33,409	6.49%
PROFUND VP SEMICONDUCTOR
AMERICAN SKANDIA LIFE ASSURANCE CORP 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	1,168,250	68.25%
WESTERN RESERVE LIFE ASSURANCE CO. 4333 EDGEWOOD RD NE CEDAR RAPIDS IA 52499	384,690	22.47%
PROFUND VP REAL ESTATE
AMERICAN SKANDIA LIFE ASSURANCE CORP 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	319,132	75.76%
NATIONWIDE INVESTMENT SERVICES CORP. ONE NATIONWIDE PLAZA COLUMBUS OH 43215	70,260	16.68%
PROFUND VP RISING RATES OPPORTUNITY
AMERICAN SKANDIA LIFE ASSURANCE CORP 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	1,835,407	54.60%
ING USA ANNUITY AND LIFE INSURANCE CO ONE ORANGE WAY WINDSOR CT 060954774	716,086	21.30%
NATIONWIDE INVESTMENT SERVICES CORP. ONE NATIONWIDE PLAZA COLUMBUS OH 43215	306,224	9.11%
LINCOLN NATIONAL LIFE INS CO 1300 SOUTH CLINTON ST FORT WAYNE IN 46802	250,802	7.46%
PROFUND VP SEMICONDUCTOR
AMERICAN SKANDIA LIFE ASSURANCE CORP 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	198,262	92.53%
NATIONWIDE INVESTMENT SERVICES CORP. ONE NATIONWIDE PLAZA COLUMBUS OH 43215	12,500	5.83%
PROFUND VP SHORT DOW 30
MIDLAND NATIONAL LIFE INSURANCE COMPANY 4350 WESTOWN PKWY WEST DES MOINES IA 502661144	10,001	56.51%
PROFUND ADVISORS LLC 7501 WISCONSIN AVE SUITE 1000 BETHESDA MD 20814	4,493	25.39%

FUND	No. of Shares	Percent of the Fund Total Assets Held by the Shareholder
AMERITAS VARIABLE LIFE INSURANCE COMPANY 5900 ‘O’ STREET LINCOLN NE 68510	3,203	18.10%
PROFUND VP SHORT EMERGING MARKETS
WESTERN RESERVE LIFE ASSURANCE CO. 4333 EDGEWOOD RD NE CEDAR RAPIDS IA 52499	65,828	63.22%
NATIONWIDE INVESTMENT SERVICES CORP. ONE NATIONWIDE PLAZA COLUMBUS OH 43215	32,043	30.77%
PROFUND VP SHORT INTERNATIONAL
NATIONWIDE INVESTMENT SERVICES CORP. ONE NATIONWIDE PLAZA COLUMBUS OH 43215	92,716	53.43%
WESTERN RESERVE LIFE ASSURANCE CO. 4333 EDGEWOOD RD NE CEDAR RAPIDS IA 52499	59,712	34.41%
JEFFERSON NATIONAL LIFE INSURANCE CO 10350 ORMSBY PARK PL STE 600 LOUISVILLE KY 402236178	11,456	6.60%
PROFUND VP SHORT MID-CAP
AMERICAN SKANDIA LIFE ASSURANCE CORP 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	98,129	99.58%
PROFUND VP SHORT NASDAQ-100
AMERICAN SKANDIA LIFE ASSURANCE CORP 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	657,125	53.49%
WESTERN RESERVE LIFE ASSURANCE CO. 4333 EDGEWOOD RD NE CEDAR RAPIDS IA 52499	222,293	18.09%
NATIONWIDE INVESTMENT SERVICES CORP. ONE NATIONWIDE PLAZA COLUMBUS OH 43215	194,756	15.85%
JEFFERSON NATIONAL LIFE INSURANCE CO 10350 ORMSBY PARK PL STE 600 LOUISVILLE KY 402236178	135,796	11.05%
PROFUND VP SHORT SMALL-CAP
WESTERN RESERVE LIFE ASSURANCE CO. 4333 EDGEWOOD RD NE CEDAR RAPIDS IA 52499	325,412	46.29%
AMERICAN SKANDIA LIFE ASSURANCE CORP 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	306,886	43.66%
JEFFERSON NATIONAL LIFE INSURANCE CO 10350 ORMSBY PARK PL STE 600 LOUISVILLE KY 402236178	35,666	5.07%
PROFUND VP SMALL-CAP
WESTERN RESERVE LIFE ASSURANCE CO. 4333 EDGEWOOD RD NE CEDAR RAPIDS IA 52499	484,384	85.77%
JEFFERSON NATIONAL LIFE INSURANCE CO 10350 ORMSBY PARK PL STE 600 LOUISVILLE KY 402236178	41,670	7.38%
MIDLAND NATIONAL LIFE INSURANCE COMPANY 4350 WESTOWN PKWY WEST DES MOINES IA 502661144	33,417	5.92%
PROFUND VP SMALL-CAP GROWTH
AMERICAN SKANDIA LIFE ASSURANCE CORP 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	801,181	84.10%
LINCOLN NATIONAL LIFE INS CO 1300 SOUTH CLINTON ST FORT WAYNE IN 46802	88,801	9.32%
PROFUND VP SMALL-CAP VALUE
AMERICAN SKANDIA LIFE ASSURANCE CORP 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	629,811	59.13%
WESTERN RESERVE LIFE ASSURANCE CO. 4333 EDGEWOOD RD NE CEDAR RAPIDS IA 52499	227,290	21.34%

FUND	No. of Shares	Percent of the Fund Total Assets Held by the Shareholder
JEFFERSON NATIONAL LIFE INSURANCE CO 10350 ORMSBY PARK PL STE 600 LOUISVILLE KY 402236178	78,900	7.41%
LINCOLN NATIONAL LIFE INS CO 1300 SOUTH CLINTON ST FORT WAYNE IN 46802	73,595	6.91%
PROFUND VP TECHNOLOGY
AMERICAN SKANDIA LIFE ASSURANCE CORP 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	248,656	46.11%
LINCOLN NATIONAL LIFE INS CO 1300 SOUTH CLINTON ST FORT WAYNE IN 46802	203,880	37.81%
NATIONWIDE INVESTMENT SERVICES CORP. ONE NATIONWIDE PLAZA COLUMBUS OH 43215	76,953	14.27%
PROFUND VP TELECOMMUNICATIONS
AMERICAN SKANDIA LIFE ASSURANCE CORP 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	1,007,961	61.36%
WESTERN RESERVE LIFE ASSURANCE CO. 4333 EDGEWOOD RD NE CEDAR RAPIDS IA 52499	465,805	28.35%
PROFUND VP U.S. GOVERNMENT PLUS
AMERICAN SKANDIA LIFE ASSURANCE CORP 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	1,299,233	61.64%
WESTERN RESERVE LIFE ASSURANCE CO. 4333 EDGEWOOD RD NE CEDAR RAPIDS IA 52499	312,228	14.81%
NATIONWIDE INVESTMENT SERVICES CORP. ONE NATIONWIDE PLAZA COLUMBUS OH 43215	284,775	13.51%
LINCOLN NATIONAL LIFE INS CO 1300 SOUTH CLINTON ST FORT WAYNE IN 46802	141,108	6.69%
PROFUND VP ULTRA MID-CAP
AMERICAN SKANDIA LIFE ASSURANCE CORP 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	578,261	84.14%
MIDLAND NATIONAL LIFE INSURANCE COMPANY 4350 WESTOWN PKWY WEST DES MOINES IA 502661144	49,921	7.26%
SUN LIFE ASSURANCE COMPANY OF CANADA-US ONE SUN LIFE EXECUTIVE PARK WELLESLEY HILLS MA 02481	43,510	6.33%
PROFUND VP ULTRABULL
AMERICAN SKANDIA LIFE ASSURANCE CORP 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	571,664	48.61%
MONY LIFE INSURANCE COMPANY OF AMERICA 1290 AVENUE OF THE AMERICAS NEW YORK NY 10104	161,166	13.70%
SUN LIFE ASSURANCE COMPANY OF CANADA-US ONE SUN LIFE EXECUTIVE PARK WELLESLEY HILLS MA 02481	106,499	9.06%
MONY LIFE INSURANCE COMPANY 1290 AVENUE OF THE AMERICAS NEW YORK NY 10104	90,214	7.67%
GREAT WEST LIFE & ANNUITY FBO 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111	88,229	7.50%
MIDLAND NATIONAL LIFE INSURANCE COMPANY 4350 WESTOWN PKWY WEST DES MOINES IA 502661144	81,082	6.89%
PROFUND VP ULTRANASDAQ-100
AMERICAN SKANDIA LIFE ASSURANCE CORP 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	650,534	63.62%

FUND	No. of Shares	Percent of the Fund Total Assets Held by the Shareholder
WESTERN RESERVE LIFE ASSURANCE CO. 4333 EDGEWOOD RD NE CEDAR RAPIDS IA 52499	198,942	19.46%
SUN LIFE ASSURANCE COMPANY OF CANADA-US ONE SUN LIFE EXECUTIVE PARK WELLESLEY HILLS MA 02481	53,790	5.26%
PROFUND VP ULTRASHORT DOW 30
MIDLAND NATIONAL LIFE INSURANCE COMPANY 4350 WESTOWN PKWY WEST DES MOINES IA 502661144	83,235	94.82%
PROFUND ADVISORS LLC 7501 WISCONSIN AVE SUITE 1000 BETHESDA MD 20814	4,549	5.18%
PROFUND VP ULTRASHORT NASDAQ-100
NATIONWIDE INVESTMENT SERVICES CORP. ONE NATIONWIDE PLAZA COLUMBUS OH 43215	318,420	67.19%
JEFFERSON NATIONAL LIFE INSURANCE CO 10350 ORMSBY PARK PL STE 600 LOUISVILLE KY 402236178	98,225	20.73%
MIDLAND NATIONAL LIFE INSURANCE COMPANY 4350 WESTOWN PKWY WEST DES MOINES IA 502661144	54,890	11.58%
PROFUND VP ULTRASMALL-CAP
AMERICAN SKANDIA LIFE ASSURANCE CORP 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	661,705	47.73%
WESTERN RESERVE LIFE ASSURANCE CO. 4333 EDGEWOOD RD NE CEDAR RAPIDS IA 52499	530,902	38.29%
SUN LIFE ASSURANCE COMPANY OF CANADA-US ONE SUN LIFE EXECUTIVE PARK WELLESLEY HILLS MA 02481	102,596	7.40%
PROFUND VP UTILITIES
AMERICAN SKANDIA LIFE ASSURANCE CORP 213 WASHINGTON ST 7TH FL SEPARATE ACCTS NEWARK NJ 07102	795,073	73.78%
WESTERN RESERVE LIFE ASSURANCE CO. 4333 EDGEWOOD RD NE CEDAR RAPIDS IA 52499	164,201	15.24%

Michael Sapir owns a controlling interest in the Advisor and serves as Chief Executive Officer of the Advisor and Chairman of the Trust. Louis Mayberg owns a controlling interest in the Advisor. No other person owns more than 25% of the ownership interests in the Advisor.